UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2024

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

Class A Shares - FSMMX

Annual Shareholder Report: December 31, 2024

This annual shareholder report contains important information about Class A Shares of the FS Multi-Strategy Alternatives Fund (the "Fund") for the period from January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://fsinvestments.com/investments/all-investments/fsmmx. You can also request this information by contacting us at 877-924-4766.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FS Multi-Strategy Alternatives Fund, Class A Shares	$199	1.95%

How did the Fund perform in the last year?

For the fiscal year ended December 31, 2024, the Fund returned 4.24% (Class A Shares). The ICE BofA U.S. 3-Month Treasury Bill Index, the primary benchmark for the Fund, returned 5.25% during this time. The fund outperformed bonds with half the volatility and performed in-line with expectations given the explicit limiting of equity beta and focus on asymmetric return opportunities.

Also, in-line with the Fund’s history, performance was largely driven by the Hedge Fund Managers who tend to do well during constructive years for risk assets, while the Direct Strategies detracted slightly as they tend to perform during risk off environments.

All four Hedge Fund Managers were positive on the year and the largest contributors to fund performance. Broadly speaking, the Hedge Fund Managers benefited from “higher for longer” rates increasing cash flow yields alongside spread compression in Credit, ABS and Mortgages. Conversely, the lack of breadth, low volatility and lack of alpha potential limited the opportunity set for the Direct Strategies and opportunistic trades on the Direct side of the portfolio. The absence of secular, thematic opportunities and spread compression meant our Equity risk premia portfolio lagged the beta (market-cap weighted) rally. The whipsawing and volatile economic backdrop challenged a number of the normalization trades in our Macro risk premia allocation, did not benefit the Volatility portfolio given the quick retracement in volatility lower, and hurt the Technical Trading portfolio during the August reversal in trend.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	Class A Shares, With Load - $12298	Class A Shares, Without Load - $12946	S&P 500 Index (TR)* - $27928	ICE BofA U.S. 3-Month Treasury Bill Index (USD) - $11845	HFR (HFRX) Global Hedge Fund Index (TR) (USD) - $12043
May/17	$9500	$10000	$10000	$10000	$10000
Dec/17	$9671	$10180	$11275	$10066	$10348
Dec/18	$9273	$9761	$10781	$10254	$9652
Dec/19	$9985	$10510	$14175	$10488	$10484
Dec/20	$9586	$10091	$16783	$10558	$11199
Dec/21	$10892	$11465	$21601	$10563	$11607
Dec/22	$11219	$11810	$17689	$10717	$11096
Dec/23	$11799	$12420	$22339	$11254	$11440
Dec/24	$12298	$12946	$27928	$11845	$12043

Since its inception on May 16, 2017. The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 877-924-4766 or visit https://fsinvestments.com/investments/all-investments/fsmmx for current month-end performance.

*As of December 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of December 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
FS Multi-Strategy Alternatives Fund
Class A Shares, With Load	-0.96%	3.19%	2.74%
Class A Shares, Without Load	4.24%	4.26%	3.44%
S&P 500 Index (TR)*	25.02%	14.53%	14.40%
ICE BofA U.S. 3-Month Treasury Bill Index (USD)	5.25%	2.46%	2.24%
HFR (HFRX) Global Hedge Fund Index (TR) (USD)	5.27%	2.81%	2.47%

Key Fund Statistics as of December 31, 2024

Total Net Assets (000's)	Number of Holdings	Total Advisory Fees Paid (000's)	Portfolio Turnover Rate
$1,996,304	778	$22,421	987%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Mortgage-Backed Securities
110.6%
Short-Term Investment
25.8%
Corporate Obligations
24.0%
Asset-Backed Securities
13.7%
Convertible Bonds
6.9%
Derivative Contracts (Net)
1.0%
Preferred Stock
0.5%
U.S. Treasury Obligation
0.2%
Securities Sold Short
-4.6%
Reverse Repurchase Agreements
-4.7%

Value	Value
Reverse Repurchase Agreements	-4.7%
Securities Sold Short	-4.6%
U.S. Treasury Obligation	0.2%
Preferred Stock	0.5%
Derivative Contracts (Net)	1.0%
Convertible Bonds	6.9%
Asset-Backed Securities	13.7%
Corporate Obligations	24.0%
Short-Term Investment	25.8%
Mortgage-Backed Securities	110.6%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
FNMA or FHLMC, 5.50%, 2/15/2054	81.3%
Barclays Bank	5.0%
Barclays Bank	4.1%
U.S. 10-Year Treasury Note	0.8%
Swaption Payer, 3.37%, Oct 5, 26	0.6%
Clarios Global	0.6%
Neuberger Berman Loan Advisers CLO, Cl A2R	0.6%
Elmwood CLO II, Cl A2RR	0.6%
Bombardier	0.5%
STAR Trust, Cl A	0.5%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  877-924-4766

  https://fsinvestments.com/investments/all-investments/fsmmx

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-924-4766 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

FS Multi-Strategy Alternatives Fund / Class A Shares - FSMMX

Annual Shareholder Report: December 31, 2024

CHI-AR-TSR-2024-3

The Advisors' Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

Class I Shares - FSMSX

Annual Shareholder Report: December 31, 2024

This annual shareholder report contains important information about Class I Shares of the FS Multi-Strategy Alternatives Fund (the "Fund") for the period from January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://fsinvestments.com/investments/all-investments/fsmmx. You can also request this information by contacting us at 877-924-4766.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FS Multi-Strategy Alternatives Fund, Class I Shares	$174	1.70%

How did the Fund perform in the last year?

For the fiscal year ended December 31, 2024, the Fund returned 4.55% (Class I). The ICE BofA U.S. 3-Month Treasury Bill Index, the primary benchmark for the Fund, returned 5.25% during this time. The fund outperformed bonds with half the volatility and performed in-line with expectations given the explicit limiting of equity beta and focus on asymmetric return opportunities.

Also, in-line with the Fund’s history, performance was largely driven by the Hedge Fund Managers who tend to do well during constructive years for risk assets, while the Direct Strategies detracted slightly as they tend to perform during risk off environments.

All four Hedge Fund Managers were positive on the year and the largest contributors to fund performance. Broadly speaking, the Hedge Fund Managers benefited from “higher for longer” rates increasing cash flow yields alongside spread compression in Credit, ABS and Mortgages. Conversely, the lack of breadth, low volatility and lack of alpha potential limited the opportunity set for the Direct Strategies and opportunistic trades on the Direct side of the portfolio. The absence of secular, thematic opportunities and spread compression meant our Equity risk premia portfolio lagged the beta (market-cap weighted) rally. The whipsawing and volatile economic backdrop challenged a number of the normalization trades in our Macro risk premia allocation, did not benefit the Volatility portfolio given the quick retracement in volatility lower, and hurt the Technical Trading portfolio during the August reversal in trend.

How did the Fund perform since inception?

Total Return Based on $100,000 Investment

	FS Multi-Strategy Alternatives Fund, Class I Shares - $131884	S&P 500 Index (TR)* - $279280	ICE BofA U.S. 3-Month Treasury Bill Index (USD) - $118455	HFR (HFRX) Global Hedge Fund Index (TR) (USD) - $120428
May/17	$100000	$100000	$100000	$100000
Dec/17	$101900	$112751	$100656	$103478
Dec/18	$98010	$107807	$102543	$96523
Dec/19	$105625	$141752	$104881	$104844
Dec/20	$101766	$167833	$105581	$111986
Dec/21	$115974	$216010	$105633	$116074
Dec/22	$119637	$176889	$107170	$110960
Dec/23	$126146	$223388	$112545	$114404
Dec/24	$131884	$279280	$118455	$120428

Since its inception on May 16, 2017. The line graph represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 877-924-4766 or visit https://fsinvestments.com/investments/all-investments/fsmmx for current month-end performance.

*As of December 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of December 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
FS Multi-Strategy Alternatives Fund, Class I Shares	4.55%	4.54%	3.69%
S&P 500 Index (TR)*	25.02%	14.53%	14.40%
ICE BofA U.S. 3-Month Treasury Bill Index (USD)	5.25%	2.46%	2.24%
HFR (HFRX) Global Hedge Fund Index (TR) (USD)	5.27%	2.81%	2.47%

Key Fund Statistics as of December 31, 2024

Total Net Assets (000's)	Number of Holdings	Total Advisory Fees Paid (000's)	Portfolio Turnover Rate
$1,996,304	778	$22,421	987%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Reverse Repurchase Agreements	-4.7%
Securities Sold Short	-4.6%
U.S. Treasury Obligation	0.2%
Preferred Stock	0.5%
Derivative Contracts (Net)	1.0%
Convertible Bonds	6.9%
Asset-Backed Securities	13.7%
Corporate Obligations	24.0%
Short-Term Investment	25.8%
Mortgage-Backed Securities	110.6%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
FNMA or FHLMC, 5.50%, 2/15/2054	81.3%
Barclays Bank	5.0%
Barclays Bank	4.1%
U.S. 10-Year Treasury Note	0.8%
Swaption Payer, 3.37%, Oct 5, 26	0.6%
Clarios Global	0.6%
Neuberger Berman Loan Advisers CLO, Cl A2R	0.6%
Elmwood CLO II, Cl A2RR	0.6%
Bombardier	0.5%
STAR Trust, Cl A	0.5%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  877-924-4766

  https://fsinvestments.com/investments/all-investments/fsmmx

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-924-4766 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

FS Multi-Strategy Alternatives Fund / Class I Shares - FSMSX

Annual Shareholder Report: December 31, 2024

CHI-AR-TSR-2024-4

The Advisors' Inner Circle Fund III

FS Chiron Real Development Fund

Class A Shares - FARLX

Annual Shareholder Report: December 31, 2024

This annual shareholder report contains important information about Class A Shares of the FS Chiron Real Development Fund (the "Fund") for the period from January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://fsinvestments.com/investments/all-investments/farlx. You can also request this information by contacting us at 877-924-4766.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FS Chiron Real Development Fund, Class A Shares	$156	1.45%

How did the Fund perform in the last year?

For the fiscal year ended December 31, 2024, the Fund returned 15.49% (Class A Shares), outperforming its benchmark return of 10.77% by 472bps. The Fund's blended benchmark is weighted 60% MSCI All Country World Index (MSCI ACWI) and 40% Bloomberg U.S. Aggregate Total Return Index. While we measure the Fund against a blended benchmark, we do not manage to a static benchmark profile. The Fund seeks to achieve its objective by investing in (a) traditional and “next generation” real assets, (b) securities of traditional and next generation real asset companies, and (c) instruments with economic characteristics similar to the foregoing.

Portfolio Positioning

To start the year, with equity multiples still quite elevated, our models continued to accentuate the importance of valuation. In equities, we held a strategic overweight to Technology, in Fixed Income we reduced our allocation to zero, seeing limited opportunities relative to equities and commodities. To end the first quarter our models showed a preference for low volatility and earnings quality, highlighting the fund’s tilt toward GARP (growth at a reasonable price) names. In equities, we increased defensive posture by rotating the portfolio out of cyclical stocks. We increased our precious metals holdings in silver and gold to reflect our expectation that persistent inflation would serve as a tailwind for precious metals.

During the second quarter cooling U.S. inflation data and increasing Fed dovishness boosted risk assets broadly. Silver prices fell in June in response to a strengthening US dollar. We continued to lean into equity beta, the fund’s equity allocation ended in June around 81%, up slightly from May. We increased precious metals holdings in both silver and gold in June as we expected geopolitical uncertainty and inflation to remain.

To end the third quarter our models sat close to full Growth, advocating for a careful approach to risk-taking. The portfolio allocation was little changed from the second quarter. In equities, we continued to focus on companies with attractive relative valuations and steady cash flow. Gains in equities were spurred by a larger-than-expected Fed rate cut and strong U.S. economic data that helped alleviate recession concerns. Gold prices rose to end the quarter as the US dollar weakened. The Fund’s equity allocation was approximately 75% to end the year. We increased our U.S holdings and reduced allocations to silver and gold in December due to higher real rates and the continuation of a higher-for-longer rate environment which we expect will weigh on precious metals prices.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	Class A Shares, With Load - $14394	Class A Shares, Without Load - $15151	MSCI ACWI Index (Net) (USD)* - $20448	60/40 MSCI ACWI (Net) & BB US Agg Bond - $16029
Dec/18	$9500	$10000	$10000	$10000
Dec/19	$10438	$10987	$12660	$11941
Dec/20	$11241	$11832	$14718	$13552
Dec/21	$13256	$13954	$17446	$14935
Dec/22	$11842	$12465	$14242	$12542
Dec/23	$12463	$13119	$17404	$14470
Dec/24	$14394	$15151	$20448	$16029

Since its inception on December 31, 2018. The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 877-924-4766 or visit https://fsinvestments.com/investments/all-investments/farlx for current month-end performance.

*As of December 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of December 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
FS Chiron Real Development Fund
Class A Shares, With Load	9.74%	5.55%	6.25%
Class A Shares, Without Load	15.49%	6.64%	7.16%
MSCI ACWI Index (Net) (USD)*	17.49%	10.06%	12.65%
60/40 MSCI ACWI (Net) & BB US Agg Bond	10.77%	6.06%	8.17%

Key Fund Statistics as of December 31, 2024

Total Net Assets (000's)	Number of Holdings	Total Advisory Fees Paid (000's)	Portfolio Turnover Rate
$73,676	63	$538	396%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Common Stock
74.6%
Exchange Traded Funds
4.1%
Derivative Contracts (Net)
-0.4%

Value	Value
Derivative Contracts (Net)	-0.4%
Exchange Traded Funds	4.1%
Common Stock	74.6%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
NVIDIA	5.7%
Wynn Resorts	5.5%
Microsoft	4.1%
Taiwan Semiconductor Manufacturing ADR	3.8%
iShares Bitcoin Trust ETF	3.6%
Equinix	2.6%
Amazon.com	2.6%
Tencent Holdings	2.4%
Digital Realty Trust	2.3%
Meta Platforms, Cl A	2.1%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  877-924-4766

  https://fsinvestments.com/investments/all-investments/farlx

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-924-4766 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

FS Chiron Real Development Fund / Class A Shares - FARLX

Annual Shareholder Report: December 31, 2024

CHI-AR-TSR-2024-1

The Advisors' Inner Circle Fund III

FS Chiron Real Development Fund

Class I Shares - FSRLX

Annual Shareholder Report: December 31, 2024

This annual shareholder report contains important information about Class I Shares of the FS Chiron Real Development Fund (the "Fund") for the period from January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://fsinvestments.com/investments/all-investments/farlx. You can also request this information by contacting us at 877-924-4766.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FS Chiron Real Development Fund, Class I Shares	$130	1.20%

How did the Fund perform in the last year?

For the fiscal year ended December 31, 2024, the Fund returned 15.86% (Class I shares), outperforming its benchmark return of 10.77% by 509bps. The Fund's blended benchmark is weighted 60% MSCI All Country World Index (MSCI ACWI) and 40% Bloomberg U.S. Aggregate Total Return Index. While we measure the Fund against a blended benchmark, we do not manage to a static benchmark profile. The Fund seeks to achieve its objective by investing in (a) traditional and “next generation” real assets, (b) securities of traditional and next generation real asset companies, and (c) instruments with economic characteristics similar to the foregoing.

Portfolio Positioning

To start the year, with equity multiples still quite elevated, our models continued to accentuate the importance of valuation. In equities, we held a strategic overweight to Technology, in Fixed Income we reduced our allocation to zero, seeing limited opportunities relative to equities and commodities. To end the first quarter our models showed a preference for low volatility and earnings quality, highlighting the fund’s tilt toward GARP (growth at a reasonable price) names. In equities, we increased defensive posture by rotating the portfolio out of cyclical stocks. We increased our precious metals holdings in silver and gold to reflect our expectation that persistent inflation would serve as a tailwind for precious metals.

During the second quarter cooling U.S. inflation data and increasing Fed dovishness boosted risk assets broadly. Silver prices fell in June in response to a strengthening US dollar. We continued to lean into equity beta, the fund’s equity allocation ended in June around 81%, up slightly from May. We increased precious metals holdings in both silver and gold in June as we expected geopolitical uncertainty and inflation to remain.

To end the third quarter our models sat close to full Growth, advocating for a careful approach to risk-taking. The portfolio allocation was little changed from the second quarter. In equities, we continued to focus on companies with attractive relative valuations and steady cash flow. Gains in equities were spurred by a larger-than-expected Fed rate cut and strong U.S. economic data that helped alleviate recession concerns. Gold prices rose to end the quarter as the US dollar weakened. The Fund’s equity allocation was approximately 75% to end the year. We increased our U.S holdings and reduced allocations to silver and gold in December due to higher real rates and the continuation of a higher-for-longer rate environment which we expect will weigh on precious metals prices.

How did the Fund perform since inception?

Total Return Based on $100,000 Investment

	FS Chiron Real Development Fund, Class I Shares - $153827	MSCI ACWI Index (Net) (USD)* - $204478	60/40 MSCI ACWI (Net) & BB US Agg Bond - $160288
Dec/18	$100000	$100000	$100000
Dec/19	$110143	$126597	$119410
Dec/20	$119027	$147176	$135524
Dec/21	$140591	$174458	$149352
Dec/22	$125866	$142421	$125421
Dec/23	$132768	$174041	$144697
Dec/24	$153827	$204478	$160288

Since its inception on December 31, 2018. The line graph represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 877-924-4766 or visit https://fsinvestments.com/investments/all-investments/farlx for current month-end performance.

*As of December 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of December 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
FS Chiron Real Development Fund, Class I Shares	15.86%	6.91%	7.43%
MSCI ACWI Index (Net) (USD)*	17.49%	10.06%	12.65%
60/40 MSCI ACWI (Net) & BB US Agg Bond	10.77%	6.06%	8.17%

Key Fund Statistics as of December 31, 2024

Total Net Assets (000's)	Number of Holdings	Total Advisory Fees Paid (000's)	Portfolio Turnover Rate
$73,676	63	$538	396%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Derivative Contracts (Net)	-0.4%
Exchange Traded Funds	4.1%
Common Stock	74.6%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
NVIDIA	5.7%
Wynn Resorts	5.5%
Microsoft	4.1%
Taiwan Semiconductor Manufacturing ADR	3.8%
iShares Bitcoin Trust ETF	3.6%
Equinix	2.6%
Amazon.com	2.6%
Tencent Holdings	2.4%
Digital Realty Trust	2.3%
Meta Platforms, Cl A	2.1%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  877-924-4766

  https://fsinvestments.com/investments/all-investments/farlx

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-924-4766 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

FS Chiron Real Development Fund / Class I Shares - FSRLX

Annual Shareholder Report: December 31, 2024

CHI-AR-TSR-2024-2

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2024			FYE December 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$797,690	None	None	$717,900	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$559,700(2)	None	None	$807,756(2)
(d)	All Other Fees	None	None	$10,530(3)	None	None	$7,535(3)

Fees billed by Cohen & Co (“Cohen”) (Formerly, BBD LLP (“BBD”)) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2024			FYE December 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	None	None	None	$88,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2024			FYE December 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$392,971	None	None	$303,108	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2024	FYE December 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (Cohen):

	FYE December 31, 2024	FYE December 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2024	FYE December 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)       Not applicable.

(g)       The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $570,230 and $815,291 for 2024 and 2023, respectively.

(g)       The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2024 and 2023, respectively.

(g)       The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2024 and 2023, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)       Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a)       The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b)       Not applicable.

 Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

FS Chiron Real Development Fund

Annual Financial Statements and Other Information	DECEMBER 31, 2024

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)

Consolidated Schedules of Investments	1
Glossary	81
Consolidated Statements of Assets and Liabilities	82
Consolidated Statements of Operations	84
Consolidated Statements of Changes in Net Assets	86
Consolidated Financial Highlights	90
Notes to Consolidated Financial Statements	94
Report of Independent Registered Public Accounting Firm	155
Notice to Shareholders (Unaudited)	157
Other Information - (Form N-CSR Items 8-11) (Unaudited)	158

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CONSOLIDATED SCHEDULE OF INVESTMENTS
(Percentages are based on Net Assets of $1,996,304 (000))
MORTGAGE-BACKED SECURITIES — 110.6%
	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — 1.0%
ACREC, Ser 2021-FL1, Cl E
Callable 01/16/25 @ $100.000
7.490%, TSFR1M + 3.114%, 10/16/36(A)(B)	$1,030	$987
Arbor Realty Commercial Real Estate Notes, Ser 2021-FL1, Cl D
Callable 01/15/25 @ $100.000
7.462%, TSFR1M + 3.064%, 12/15/35(A)(B)	1,572	1,541
Arbor Realty Commercial Real Estate Notes, Ser 2021-FL1, Cl E
Callable 01/15/25 @ $100.000
7.912%, TSFR1M + 3.514%, 12/15/35(A)(B)	130	126
Arbor Realty Commercial Real Estate Notes, Ser 2021-FL3, Cl E
Callable 01/15/25 @ $100.000
7.062%, TSFR1M + 2.664%, 08/15/34(A)(B)	840	825
Arbor Realty Commercial Real Estate Notes, Ser 2021-FL4, Cl E
Callable 01/15/25 @ $100.000
7.912%, TSFR1M + 3.514%, 11/15/36(A)(B)	1,030	1,009
Arbor Realty Commercial Real Estate Notes, Ser 2022-FL1, Cl D
Callable 01/15/25 @ $100.000
7.598%, SOFR30A + 3.000%, 01/15/37(A)(B)	1,580	1,565
AREIT Trust, Ser 2022-CRE6, Cl D
7.450%, SOFR30A + 2.850%, 01/20/37(A)(B)	270	267
BRSP, Ser 2024-FL2, Cl D
Callable 08/19/26 @ $100.000
9.208%, TSFR1M + 4.841%, 08/19/37(A)(B)	2,000	1,999
MF1, Ser 2021-FL7, Cl E
Callable 01/16/25 @ $100.000
7.290%, TSFR1M + 2.914%, 10/16/36(A)(B)	144	137
MF1, Ser 2022-FL8, Cl A
Callable 01/17/25 @ $100.000
5.716%, TSFR1M + 1.350%, 02/19/37(A)(B)(C)	9,199	9,174
PFP, Ser 2021-8, Cl E
Callable 09/14/25 @ $100.000
7.012%, TSFR1M + 2.614%, 08/09/37(A)(B)	110	109

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)		Fair Value (000)
CAYMAN ISLANDS — (continued)
PFP, Ser 2024-11, Cl C
Callable 09/17/27 @ $100.000
7.472%, TSFR1M + 2.990%, 09/17/39(A)(B)		$1,171	$1,170
STWD, Ser 2021-FL2, Cl D
Callable 01/16/25 @ $100.000
7.290%, TSFR1M + 2.914%, 04/18/38(A)(B)		100	94

			19,003

IRELAND — 0.3%
Hera Financing DAC, Ser 2024-1A, Cl A
6.857%, SONIO/N + 1.900%, 11/17/34(A)(B)	GBP	5,000	6,268

UNITED STATES — 109.3%
A&D Mortgage Trust, Ser 2024-NQM1, Cl B1
Callable 01/25/27 @ $100.000
8.560%, 02/25/69(A)(B)		$2,000	2,019
A&D Mortgage Trust, Ser 2024-NQM2, Cl B1
Callable 04/25/27 @ $100.000
8.379%, 04/25/69(A)(B)		1,500	1,512
ADMT, Ser 2024-NQM6, Cl B1A
Callable 12/25/27 @ $100.000
7.307%, 01/25/70(A)(B)		1,500	1,484
ADMT, Ser 2024-NQM6, Cl B1B
Callable 12/25/27 @ $100.000
7.307%, 01/25/70(A)(B)		400	383
ADMT, Ser 2024-NQM6, Cl B2
Callable 12/25/27 @ $100.000
7.307%, 01/25/70(A)(B)		410	377
Arbor Realty Commercial Real Estate Notes, Ser 2022-FL2, Cl A
Callable 01/15/25 @ $100.000
6.247%, TSFR1M + 1.850%, 05/15/37(A)(B)(C)		7,904	7,909
AREIT Trust, Ser 2022-CRE7, Cl E
Callable 07/17/25 @ $100.000
9.573%, TSFR1M + 5.191%, 06/17/39(A)(B)		110	110
BDS, Ser 2024-FL13, Cl A
Callable 08/19/28 @ $100.000
5.943%, TSFR1M + 1.576%, 09/19/39(A)(B)(C)		8,000	8,020

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
BRAVO Residential Funding Trust, Ser 2023-NQM7, Cl B2
Callable 10/25/26 @ $100.000
7.986%, 09/25/63(A)(B)	$170	$168
BRAVO Residential Funding Trust, Ser 2024-NQM1, Cl B2
Callable 01/25/27 @ $100.000
8.196%, 12/01/63(A)(B)	100	99
BRAVO Residential Funding Trust, Ser 2024-NQM3, Cl B2
Callable 03/25/27 @ $100.000
8.389%, 03/25/64(A)(B)	100	99
BSPRT Issuer, Ser 2024-FL11, Cl A
Callable 09/15/27 @ $100.000
6.035%, TSFR1M + 1.638%, 07/15/39(A)(B)(C)	10,000	9,999
BX Trust, Ser 2018-GW, Cl G
7.615%, TSFR1M + 3.217%, 05/15/35(A)(B)	2,227	2,225
BX Trust, Ser 2018-GWMZ, Cl MC
10.182%, TSFR1M + 5.785%, 05/15/37(A)(B)	1,580	1,576
CAFL Issuer, Ser 2021-RTL1, Cl A2
Callable 01/28/25 @ $100.000
3.104%, 03/28/29(A)(D)	296	294
Cascade Funding Mortgage Trust, Ser 2021-FRR1, Cl CK98
08/29/29(A)(E)	260	172
Chase Home Lending Mortgage Trust, Ser 2024-4, Cl AX1, IO
Callable 04/25/36 @ $100.000
0.207%, 03/25/55(A)(B)	9,780	41
Chase Home Lending Mortgage Trust, Ser 2024-5, Cl AX1, IO
Callable 10/25/42 @ $100.000
0.288%, 04/25/55(A)(B)	13,534	83
CHNGE Mortgage Trust, Ser 2022-4, Cl B2
Callable 01/25/25 @ $100.000
6.950%, 10/25/57(A)(B)	310	280
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl B
3.518%, 05/10/35(A)(B)	1,500	1,459

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Citigroup Commercial Mortgage Trust, Ser 2014-GC23, Cl C
Callable 01/10/25 @ $100.000
4.391%, 07/10/47(B)	$2,880	$2,802
Citigroup Commercial Mortgage Trust, Ser 2014-GC23, Cl D
Callable 01/10/25 @ $100.000
4.445%, 07/10/47(A)(B)	120	110
CLNY Trust, Ser 2019-IKPR, Cl C
6.523%, TSFR1M + 2.040%, 11/15/38(A)(B)	1,000	955
CLNY Trust, Ser 2019-IKPR, Cl D
6.872%, TSFR1M + 2.389%, 11/15/38(A)(B)	260	242
COLEM Mortgage Trust, Ser 2022-HLNE, Cl B
Callable 12/12/26 @ $100.000
2.461%, 04/12/42(A)(B)	100	80
COLT Mortgage Loan Trust, Ser 2022-7, Cl B2
Callable 07/25/25 @ $100.000
6.295%, 04/25/67(A)(B)	180	173
COLT Mortgage Loan Trust, Ser 2023-1, Cl B2
Callable 04/25/26 @ $100.000
8.034%, 04/25/68(A)(B)	140	138
COLT Mortgage Loan Trust, Ser 2024-2, Cl B2
Callable 03/25/27 @ $100.000
8.425%, 04/25/69(A)(B)	100	99
COLT Mortgage Loan Trust, Ser 2024-INV1, Cl B1
Callable 01/25/27 @ $100.000
8.149%, 12/25/68(A)(B)	100	101
COMM Mortgage Trust, Ser 2014-UBS6, Cl D
Callable 10/10/28 @ $100.000
3.759%, 12/10/47(A)(B)	490	416
COMM Mortgage Trust, Ser 2015-PC1, Cl C
Callable 06/10/25 @ $100.000
4.282%, 07/10/50(B)	1,710	1,516
COMM Mortgage Trust, Ser 2019-521F, Cl B
5.645%, TSFR1M + 1.247%, 06/15/34(A)(B)	510	431
COMM Mortgage Trust, Ser 2019-521F, Cl C
5.845%, TSFR1M + 1.447%, 06/15/34(A)(B)	360	275
COMM Mortgage Trust, Ser 2024-CBM, Cl E
7.927%, 12/10/41(A)(B)	1,070	1,030

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
COMM Mortgage Trust, Ser 2024-CBM, Cl F
7.927%, 12/10/41(A)(B)	$2,020	$1,853
COMM Mortgage Trust, Ser 2024-WCL1, Cl D
7.686%, TSFR1M + 3.289%, 06/15/41(A)(B)	1,000	996
CORE Mortgage Trust, Ser 2019-CORE, Cl E
6.345%, TSFR1M + 1.947%, 12/15/31(A)(B)	1,604	1,491
Cross Mortgage Trust, Ser 2023-H1, Cl B1
Callable 07/25/26 @ $100.000
8.335%, 03/25/68(A)(B)	2,000	2,006
Cross Mortgage Trust, Ser 2023-H2, Cl B1
Callable 10/25/26 @ $100.000
8.438%, 11/25/68(A)(B)	760	772
CSMC Trust, Ser 2017-CHOP, Cl H
12.044%, PRIME + 4.294%, 07/15/32(A)(B)	332	311
CSMC Trust, Ser 2017-PFHP, Cl A
5.395%, TSFR1M + 0.997%, 12/15/30(A)(B)	150	148
CSMC Trust, Ser 2021-BHAR, Cl A
5.663%, TSFR1M + 1.264%, 11/15/38(A)(B)(C)	7,950	7,916
CSMC Trust, Ser 2021-GATE, Cl C
7.219%, TSFR1M + 2.821%, 12/15/36(A)(B)	300	283
CSMC Trust, Ser 2021-GATE, Cl D
8.069%, TSFR1M + 3.671%, 12/15/36(A)(B)	480	446
Deephaven Residential Mortgage Trust, Ser 2024-1, Cl A1
Callable 11/25/27 @ $100.000
5.735%, 07/25/69(A)(C)(D)	4,766	4,768
EFMT, Ser 2024-RM3, Cl A1A
5.000%, 12/25/54(A)	1,050	985
Ellington Financial Mortgage Trust, Ser 2022-3, Cl M1
Callable 07/25/25 @ $100.000
4.985%, 08/25/67(A)(B)	200	184
FHLMC Multifamily Structured Credit Risk, Ser 2021-MN1, Cl B1
Callable 01/25/29 @ $100.000
12.319%, SOFR30A + 7.750%, 01/25/51(A)(B)	130	144
FHLMC Multifamily Structured Credit Risk, Ser 2022-MN4, Cl M2
Callable 08/25/37 @ $100.000
11.069%, SOFR30A + 6.500%, 05/25/52(A)(B)	236	264

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
FHLMC Multifamily Structured Credit Risk, Ser 2023-MN7, Cl B1
Callable 09/25/31 @ $100.000
13.419%, SOFR30A + 8.850%, 09/25/43(A)(B)	$180	$205
FHLMC, Ser 2017-356, Cl S5, IO
1.288%, 09/15/47(B)	20,015	1,942
FHLMC, Ser 2017-357, Cl IO, IO
4.500%, 09/15/47	12,720	2,618
FHLMC, Ser 2019-4927, Cl IO, IO
5.000%, 11/25/49	8,347	1,987
FHLMC, Ser 2020-4973, Cl BI, IO
4.500%, 05/25/50	19,963	4,675
FHLMC, Ser 2020-4973, Cl IK, IO
5.000%, 05/25/50	8,573	1,624
FHLMC, Ser 2020-4986, Cl IO, IO
4.500%, 06/25/50	15,325	3,415
FHLMC, Ser 2020-4989, Cl EI, IO
4.000%, 07/25/50	13,599	2,782
FHLMC, Ser 2020-4998, Cl KI, IO
4.000%, 08/25/50	16,769	3,618
FHLMC, Ser 2020-5003, Cl LI, IO
2.500%, 08/25/50	15,093	1,683
FHLMC, Ser 2020-5015, Cl BI, IO
4.000%, 09/25/50	15,039	3,159
FHLMC, Ser 2020-5019, Cl MI, IO
4.000%, 10/25/50	20,710	4,465
FHLMC, Ser 2020-5036, Cl IB, IO
5.000%, 10/25/48	11,325	2,708
FHLMC, Ser 2020-5038, Cl HI, IO
4.000%, 11/25/50	23,070	4,976
FHLMC, Ser 2021-5077, Cl LI, IO
3.000%, 02/25/51	25,073	4,144
FHLMC, Ser 2021-5093, Cl GI, IO
3.000%, 03/25/51	14,417	2,440
FHLMC, Ser 2021-5104, Cl GI, IO
3.500%, 06/25/49	16,818	3,303
FHLMC, Ser 2021-5112, Cl KI, IO
3.500%, 06/25/51	19,399	3,610
FHLMC, Ser 2021-5134, Cl BI, IO
4.500%, 08/25/51	19,888	4,545

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
FHLMC, Ser 2021-5152, Cl YI, IO
4.000%, 10/25/49	$12,699	$2,647
FHLMC, Ser 2021-5163, Cl JI, IO
4.000%, 09/25/51	18,770	3,756
FHLMC, Ser 2021-5163, Cl NI, IO
4.500%, 11/25/51	8,412	1,789
FHLMC, Ser 2021-5182, Cl IO, IO
4.000%, 04/25/51	12,533	2,688
FHLMC, Ser 2021-5184, Cl IO, IO
4.000%, 01/25/52	17,495	3,591
FHLMC, Ser 2022-5191, Cl NI, IO
4.000%, 06/15/42	12,612	2,292
FHLMC, Ser 2022-5250, Cl SA, IO
0.761%, 08/25/52(B)	41,956	2,725
FHLMC, Ser 2022-5251, Cl MS, IO
0.631%, 08/25/52(B)	57,823	2,923
FHLMC, Ser 2022-5252, Cl SP, IO
0.781%, 09/25/52(B)	29,833	1,801
FHLMC, Ser 2022-5255, Cl SA, IO
0.731%, 09/25/52(B)	41,880	2,391
FHLMC, Ser 2022-5270, Cl IB, IO
4.500%, 09/25/50	10,336	2,129
FHLMC, Ser 2022-5279, Cl IM, IO
4.000%, 11/25/51	9,519	1,882
FHLMC, Ser 2023-406, Cl S16, IO
0.931%, 10/25/53(B)	40,743	1,632
FHLMC, Ser 2023-406, Cl S43, IO
2.631%, 10/25/53(B)	39,878	3,524
FHLMC, Ser 2023-406, Cl S44, IO
2.431%, 10/25/53(B)	77,962	6,299
FHLMC, Ser 2023-406, Cl S5, IO
1.481%, 10/25/53(B)	59,817	3,396
FHLMC, Ser 2023-5290, Cl TS, IO
1.681%, 12/25/52(B)	46,328	3,698
FHLMC, Ser 2023-5296, Cl ST, IO
1.681%, 11/25/52(B)	45,581	3,502
FHLMC, Ser 2023-5336, Cl SA, IO
1.231%, 09/25/53(B)	59,322	2,848
FHLMC, Ser 2023-5339, Cl AS, IO
1.171%, 09/25/53(B)	42,953	2,600

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
FHLMC, Ser 2023-5344, Cl SA, IO
1.081%, 10/25/53(B)	$60,264	$3,056
FHLMC, Ser 2023-5354, Cl SL, IO
2.281%, 11/25/53(B)	37,849	2,918
FHLMC, Ser 2024-5412, Cl MI, IO
5.000%, 01/25/49	15,256	2,474
FHLMC, Ser 2024-5416, Cl SC, IO
2.431%, 06/25/54(B)	41,262	3,820
FHLMC, Ser 2024-5420, Cl SG, IO
0.631%, 06/25/54(B)	233,946	7,685
FIGRE Trust, Ser 2024-HE6, Cl A
5.724%, 12/25/54(A)(B)	4,500	4,503
FNMA or FHLMC TBA
5.500%, 02/15/54	1,645,000	1,622,045
FNMA, Ser 2012-75, Cl DS, IO
1.267%, 07/25/42(B)	8,615	779
FNMA, Ser 2018-73, Cl SC, IO
1.517%, 10/25/48(B)	19,101	1,913
FNMA, Ser 2019-49, Cl IC, IO
4.500%, 05/25/44	8,037	854
FNMA, Ser 2020-41, Cl IP, IO
4.000%, 09/25/49	11,513	2,283
FNMA, Ser 2020-57, Cl IB, IO
4.500%, 08/25/50	29,466	6,465
FNMA, Ser 2020-76, Cl MI, IO
5.500%, 11/25/50	11,580	2,961
FNMA, Ser 2020-77, Cl HI, IO
4.000%, 11/25/50	17,004	3,481
FNMA, Ser 2020-89, Cl KI, IO
4.000%, 12/25/50	22,171	4,237
FNMA, Ser 2021-25, Cl IT, IO
4.000%, 05/25/51	19,758	4,207
FNMA, Ser 2021-27, Cl EI, IO
4.500%, 05/25/51	22,826	5,277
FNMA, Ser 2021-4, Cl IV, IO
4.500%, 06/25/50	12,280	2,821
FNMA, Ser 2021-87, Cl GI, IO
3.500%, 12/25/51	26,001	5,006
FNMA, Ser 2021-91, Cl NI, IO
3.500%, 01/25/52	19,974	3,729

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
FNMA, Ser 2022-16, Cl QI, IO
3.500%, 04/25/52	$25,396	$2,967
FNMA, Ser 2022-4, Cl WI, IO
3.000%, 02/25/52	32,002	3,804
FNMA, Ser 2022-40, Cl PS, IO
1.481%, 12/25/51(B)	20,020	976
FNMA, Ser 2022-58, Cl S, IO
0.731%, 09/25/52(B)	55,009	2,377
FNMA, Ser 2022-74, Cl SA, IO
0.231%, 10/25/52(B)	52,145	1,799
FNMA, Ser 2022-74, Cl US, IO
0.431%, 11/25/52(B)	62,514	2,224
FNMA, Ser 2022-90, Cl CI, IO
4.500%, 05/25/50	21,317	4,462
FNMA, Ser 2023-11, Cl HS, IO
1.606%, 04/25/53(B)	114,072	5,890
FNMA, Ser 2023-11, Cl SA, IO
1.681%, 04/25/53(B)	55,013	3,906
FNMA, Ser 2023-19, Cl SB, IO
2.281%, 05/25/53(B)	18,317	1,580
FNMA, Ser 2023-431, Cl C35, IO
2.000%, 07/25/37	59,996	4,106
FNMA, Ser 2024-11, Cl IK, IO
6.500%, 03/25/54	11,588	2,457
FNMA, Ser 2024-12, Cl DS, IO
1.481%, 03/25/54(B)	41,744	2,384
FNMA, Ser 2024-22, Cl SA, IO
1.531%, 05/25/54(B)	70,269	4,101
FNMA, Ser 2024-24, Cl SB, IO
2.031%, 09/25/53(B)	42,847	3,129
FNMA, Ser 2024-89, Cl SD
0.531%, 09/25/53(B)	69,915	2,297
FNMA, Ser 2024-90, Cl SB, IO
1.181%, 11/25/53(B)	91,535	5,079
FNMA, Ser 2024-92, Cl SB, IO
0.581%, 12/25/54(B)	86,988	3,164
FNMA, Ser 2024-97, Cl MS, IO
1.300%, 01/25/55(B)	33,333	1,732

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Fontainebleau Miami Beach Mortgage Trust, Ser 2024-FBLU, Cl A
5.943%, TSFR1M + 1.450%, 12/15/39(A)(B)	$10,000	$10,016
Fontainebleau Miami Beach Mortgage Trust, Ser 2024-FBLU, Cl F
8.743%, TSFR1M + 4.250%, 12/15/39(A)(B)	1,000	1,006
GCAT Trust, Ser 2024-NQM2, Cl B1
Callable 06/25/27 @ $100.000
7.860%, 06/25/59(A)(B)	1,000	1,008
GCAT Trust, Ser 2024-NQM2, Cl B2
Callable 06/25/27 @ $100.000
8.057%, 06/25/59(A)(B)	210	207
GNMA, Ser 2010-35, Cl AS, IO
1.265%, 03/20/40(B)	10,279	833
GNMA, Ser 2010-37, Cl SG, IO
1.215%, 03/20/40(B)	8,094	647
GNMA, Ser 2011-70, Cl WI, IO
0.365%, 12/20/40(B)	16,277	669
GNMA, Ser 2015-123, Cl SE, IO
1.235%, 09/20/45(B)	9,507	819
GNMA, Ser 2016-77, Cl SC, IO
1.615%, 10/20/45(B)	12,886	1,515
GNMA, Ser 2017-179, Cl TI, IO
4.500%, 12/20/47	11,483	2,599
GNMA, Ser 2018-100, Cl S, IO
1.715%, 07/20/48(B)	10,108	1,127
GNMA, Ser 2018-21, Cl PI, IO
4.500%, 02/20/48	23,649	5,586
GNMA, Ser 2018-89, Cl LS, IO
1.715%, 06/20/48(B)	16,556	1,898
GNMA, Ser 2018-91, Cl SH, IO
1.765%, 07/20/48(B)	10,070	1,086
GNMA, Ser 2018-91, Cl SJ, IO
1.765%, 07/20/48(B)	10,595	920
GNMA, Ser 2019-133, Cl EI, IO
4.500%, 04/20/49	8,970	2,101
GNMA, Ser 2019-143, Cl SC, IO
1.565%, 04/20/46(B)	22,427	2,356
GNMA, Ser 2020-127, Cl IY, IO
4.000%, 08/20/50	13,804	2,784

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
GNMA, Ser 2020-148, Cl IP, IO
4.500%, 02/20/48	$20,512	$4,895
GNMA, Ser 2020-4, Cl IO, IO
5.000%, 01/20/50	16,101	3,234
GNMA, Ser 2020-53, Cl QI, IO
4.500%, 08/20/49	10,768	2,345
GNMA, Ser 2020-61, Cl IO, IO
4.500%, 05/20/50	16,406	3,341
GNMA, Ser 2020-78, Cl DI, IO
4.000%, 06/20/50	41,898	9,545
GNMA, Ser 2021-139, Cl WI, IO
4.048%, 11/20/45(B)	12,668	2,260
GNMA, Ser 2021-158, Cl JI, IO
5.000%, 02/20/50	9,864	2,315
GNMA, Ser 2021-215, Cl SB, IO
1.000%, 12/20/51(B)	15,908	871
GNMA, Ser 2021-216, Cl IC, IO
3.000%, 12/20/51	28,392	3,846
GNMA, Ser 2021-78, Cl IC, IO
4.000%, 05/20/51	27,281	5,211
GNMA, Ser 2022-137, Cl JS, IO
1.395%, 08/20/52(B)	48,607	3,376
GNMA, Ser 2022-148, Cl SJ, IO
1.395%, 08/20/52(B)	36,448	2,223
GNMA, Ser 2022-153, Cl SG, IO
0.845%, 09/20/52(B)	34,424	1,411
GNMA, Ser 2022-159, Cl JS, IO
0.645%, 09/20/52(B)	41,486	2,021
GNMA, Ser 2022-188, Cl IE, IO
4.500%, 01/20/50	13,369	2,515
GNMA, Ser 2022-193, Cl SA, IO
0.095%, 11/20/52(B)	68,302	1,413
GNMA, Ser 2022-212, Cl SA, IO
1.545%, 12/20/52(B)	26,101	1,298
GNMA, Ser 2022-213, Cl TS, IO
2.245%, 12/20/52(B)	13,483	906
GNMA, Ser 2022-23, Cl WI, IO
4.500%, 02/20/52	8,934	2,032
GNMA, Ser 2022-30, Cl IG, IO
3.000%, 02/20/52	24,353	3,809

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
GNMA, Ser 2022-34, Cl IT, IO
4.000%, 01/20/51	$15,173	$3,139
GNMA, Ser 2022-5, Cl NI, IO
3.000%, 01/20/52	24,406	3,722
GNMA, Ser 2023-102, Cl BS, IO
1.445%, 07/20/53(B)	24,908	1,405
GNMA, Ser 2023-122, Cl SG, IO
1.995%, 08/20/53(B)	26,116	1,571
GNMA, Ser 2023-123, Cl GS, IO
1.895%, 08/20/53(B)	39,174	2,244
GNMA, Ser 2023-123, Cl MS, IO
1.395%, 08/20/53(B)	75,109	4,320
GNMA, Ser 2023-164, Cl MS, IO
1.445%, 11/20/53(B)	33,447	1,467
GNMA, Ser 2023-170, Cl SC, IO
1.245%, 11/20/53(B)	33,447	1,320
GNMA, Ser 2023-21, Cl SE, IO
0.395%, 02/20/53(B)	34,263	922
GNMA, Ser 2023-4, Cl SA, IO
0.845%, 01/20/53(B)	52,297	1,737
GNMA, Ser 2023-4, Cl SG, IO
1.645%, 01/20/53(B)	76,637	4,816
GNMA, Ser 2023-5, Cl SC, IO
1.595%, 01/20/53(B)	56,426	2,791
GNMA, Ser 2023-56, Cl SE, IO
0.295%, 04/20/53(B)	35,545	893
GNMA, Ser 2023-82, Cl US, IO
2.145%, 06/20/53(B)	21,950	1,637
GNMA, Ser 2024-110, Cl SK, IO
0.545%, 07/20/54(B)	74,009	2,058
GNMA, Ser 2024-111, Cl SM, IO
0.695%, 07/20/54(B)	31,353	966
GNMA, Ser 2024-24, Cl HI, IO
4.000%, 03/20/52	34,049	7,021
GNMA, Ser 2024-65, Cl SU, IO
1.545%, 05/20/53(B)	59,962	3,441
GNMA, Ser 2024-H11, Cl EI, IO
0.163%, 06/20/74(B)	928	59
GNMA, Ser 2024-H14, Cl AI, IO
0.162%, 08/20/74(B)	2,505	181

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
GS Mortgage Securities Trust, Ser 2015-590M, Cl C
Callable 10/10/25 @ $100.000
3.805%, 10/10/35(A)(B)	$390	$363
GS Mortgage Securities Trust, Ser 2015-GS1, Cl B
Callable 11/10/25 @ $100.000
4.238%, 11/10/48(B)	380	345
GS Mortgage-Backed Securities Trust, Ser 2021-PJ4, Cl AIOS, IO
Callable 11/25/46 @ $100.000
0.220%, 09/25/51(A)(B)	2,723	33
GS Mortgage-Backed Securities Trust, Ser 2021-PJ6, Cl AIOS, IO
Callable 04/25/45 @ $100.000
0.150%, 11/25/51(A)(B)	5,832	46
GS Mortgage-Backed Securities Trust, Ser 2021-PJ7, Cl AIOS, IO
Callable 10/25/46 @ $100.000
0.150%, 01/25/52(A)(B)	7,340	60
GS Mortgage-Backed Securities Trust, Ser 2023-CCM1, Cl B2
Callable 02/25/26 @ $100.000
7.454%, 08/25/53(A)(B)	630	620
GSMS Trust, Ser 2024-FAIR, Cl D
7.949%, 07/15/29(A)(B)	2,750	2,803
HOMES Trust, Ser 2024-AFC1, Cl A1
Callable 09/25/27 @ $100.000
5.224%, 08/25/59(A)(D)	4,899	4,862
HOMES Trust, Ser 2024-AFC1, Cl B1
Callable 09/25/27 @ $100.000
6.893%, 08/25/59(A)(B)	130	127
HOMES Trust, Ser 2024-AFC2, Cl B1
Callable 10/25/27 @ $100.000
7.419%, 10/25/59(A)(B)	100	96
HOMES Trust, Ser 2024-NQM2, Cl B1
Callable 11/25/27 @ $100.000
7.696%, 10/25/69(A)(B)	160	156
Hudsons Bay Simon JV Trust, Ser 2015-HB7, Cl A7
Callable 08/05/25 @ $100.000
3.914%, 08/05/34(A)	444	435

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Imperial Fund Mortgage Trust, Ser 2020-NQM1, Cl B2
Callable 01/25/25 @ $100.000
5.220%, 10/25/55(A)(B)	$742	$691
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser 2022-NLP, Cl A
4.994%, TSFR1M + 0.597%, 04/15/37(A)(B)	264	258
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser 2022-NLP, Cl B
5.504%, TSFR1M + 1.107%, 04/15/37(A)(B)	2,470	2,390
J.P. Morgan Mortgage Trust, Ser 2023-4, Cl B4
Callable 07/25/37 @ $100.000
6.296%, 11/25/53(A)(B)	254	227
J.P. Morgan Mortgage Trust, Ser 2024-VIS1, Cl B2
Callable 04/25/27 @ $100.000
8.096%, 07/25/64(A)(B)	100	99
J.P. Morgan Mortgage Trust, Ser 2024-VIS2, Cl B2
Callable 08/25/27 @ $100.000
7.733%, 11/25/64(A)(B)	100	98
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C19, Cl F
Callable 01/15/25 @ $100.000
3.750%, 04/15/47(A)(B)	610	568
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C33, Cl D1
Callable 11/15/25 @ $100.000
4.136%, 12/15/48(A)(B)	280	248
KSL Commercial Mortgage Trust, Ser 2024-HT2, Cl A
6.115%, TSFR1M + 1.542%, 12/15/39(A)(B)	8,000	7,988
LAQ Mortgage Trust, Ser 2023-LAQ, Cl F
Callable 03/15/25 @ $100.000
11.332%, TSFR1M + 6.934%, 03/15/36(A)(B)	1,125	1,118
LAQ Mortgage Trust, Ser 2023-LAQ, Cl G
Callable 03/15/25 @ $100.000
12.830%, TSFR1M + 8.432%, 03/15/36(A)(B)	405	402
MCR Mortgage Trust, Ser 2024-HTL, Cl F
10.051%, TSFR1M + 5.653%, 02/15/37(A)(B)	314	315
MFA Trust, Ser 2024-NQM2, Cl A1
Callable 09/25/27 @ $100.000
5.272%, 08/25/69(A)(C)(D)	4,813	4,758

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
MKT Mortgage Trust, Ser 2020-525M, Cl B
2.866%, 02/12/40(A)	$2,490	$1,895
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C24, Cl E
Callable 08/15/25 @ $100.000
4.319%, 05/15/48(A)(B)	170	128
Morgan Stanley Capital I Trust, Ser 2018-MP, Cl E
4.276%, 07/11/40(A)(B)	130	85
Morgan Stanley Capital I Trust, Ser 2024-BPR2, Cl E
8.752%, 05/05/29(A)(B)	110	104
Morgan Stanley Capital I Trust, Ser 2024-BPR2, Cl X, IO
0.867%, 05/05/29(A)(B)	2,283	77
Morgan Stanley Residential Mortgage Loan Trust, Ser 2024-4, Cl B4
Callable 03/25/37 @ $100.000
7.055%, 09/25/54(A)(B)	100	90
Morgan Stanley Residential Mortgage Loan Trust, Ser 2024-INV2, Cl B4
Callable 03/25/33 @ $100.000
7.535%, 02/25/54(A)(B)	129	127
Morgan Stanley Residential Mortgage Loan Trust, Ser 2024-INV2, Cl B5
Callable 03/25/33 @ $100.000
7.535%, 02/25/54(A)(B)	99	92
Morgan Stanley Residential Mortgage Loan Trust, Ser 2024-NQM3, Cl B1B
Callable 09/25/27 @ $100.000
7.504%, 07/25/69(A)(B)	150	146
Multifamily Connecticut Avenue Securities Trust, Ser 2019-01, Cl B10
10.183%, SOFR30A + 5.614%, 10/25/49(A)(B)	1,500	1,523
Multifamily Connecticut Avenue Securities Trust, Ser 2023-01, Cl B1
Callable 10/25/30 @ $100.000
14.319%, SOFR30A + 9.750%, 11/25/53(A)(B)	34	40
Multifamily Connecticut Avenue Securities Trust, Ser 2023-01, Cl M10
Callable 10/25/30 @ $100.000
11.069%, SOFR30A + 6.500%, 11/25/53(A)(B)	1,430	1,605

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Natixis Commercial Mortgage Securities Trust, Ser 2022-RRI, Cl E
9.590%, TSFR1M + 5.193%, 03/15/35(A)(B)	$1,125	$1,127
New Residential Mortgage Loan Trust, Ser 2024-NQM1, Cl B1
Callable 02/25/27 @ $100.000
7.912%, 03/25/64(A)(B)	2,000	2,010
New Residential Mortgage Loan Trust, Ser 2024-NQM1, Cl B2
Callable 02/25/27 @ $100.000
8.068%, 03/25/64(A)(B)	190	187
New Residential Mortgage Loan Trust, Ser 2024-NQM3, Cl B2
Callable 04/25/30 @ $100.000
7.174%, 11/25/64(A)(B)	460	431
NLT Trust, Ser 2023-1, Cl B1
Callable 04/25/44 @ $100.000
3.733%, 10/25/62(A)(B)	270	169
NLT Trust, Ser 2023-1, Cl B2
Callable 04/25/44 @ $100.000
3.733%, 10/25/62(A)(B)	230	126
NLT Trust, Ser 2023-1, Cl B3
Callable 04/25/44 @ $100.000
3.733%, 10/25/62(A)(B)	400	192
NYO Commercial Mortgage Trust, Ser 2021-1290, Cl C
6.508%, TSFR1M + 2.109%, 11/15/38(A)(B)	140	135
OBX Trust, Ser 2021-INV2, Cl AIO1, IO
Callable 02/25/47 @ $100.000
0.209%, 10/25/51(A)(B)	3,797	46
OBX Trust, Ser 2024-NQM3, Cl A1
Callable 02/25/27 @ $100.000
6.129%, 12/25/63(A)(C)(D)	7,985	8,040
Olympic Tower Mortgage Trust, Ser 2017-OT, Cl D
3.945%, 05/10/39(A)(B)	150	117
PRKCM Trust, Ser 2023-AFC1, Cl B2
Callable 02/25/26 @ $100.000
7.484%, 02/25/58(A)(B)	430	424
PRKCM Trust, Ser 2023-AFC3, Cl B1
Callable 08/25/26 @ $100.000
7.812%, 09/25/58(A)(B)	120	120

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
PRKCM Trust, Ser 2023-AFC3, Cl B2
Callable 08/25/26 @ $100.000
7.812%, 09/25/58(A)(B)	$110	$108
PRKCM Trust, Ser 2024-AFC1, Cl B2
Callable 02/25/27 @ $100.000
8.473%, 03/25/59(A)(B)	180	179
PRKCM Trust, Ser 2024-HOME1, Cl B2
Callable 05/25/27 @ $100.000
7.784%, 05/25/59(A)(B)	150	147
PRPM Trust, Ser 2023-NQM2, Cl B2
Callable 09/25/26 @ $100.000
6.967%, 08/25/68(A)(B)	290	282
PRPM Trust, Ser 2023-NQM3, Cl B2
Callable 01/25/27 @ $100.000
7.453%, 11/25/68(A)(B)	310	302
PRPM Trust, Ser 2024-NQM4, Cl B1
Callable 12/25/27 @ $100.000
7.550%, 12/26/69(A)(B)	200	197
PRPM Trust, Ser 2024-RCF3, Cl M2
Callable 05/25/26 @ $100.000
4.000%, 05/25/54(A)(D)	310	256
PRPM Trust, Ser 2024-RCF5, Cl M2
Callable 08/25/26 @ $100.000
4.000%, 08/25/54(A)(D)	120	101
RATE Mortgage Trust, Ser 2021-J3, Cl AX1, IO
Callable 04/25/47 @ $100.000
0.213%, 10/25/51(A)(B)	2,051	25
RCKT Mortgage Trust, Ser 2021-4, Cl AX1, IO
Callable 02/25/46 @ $100.000
0.507%, 09/25/51(A)(B)	9,311	243
RCKT Mortgage Trust, Ser 2024-CES7, Cl A1A
Callable 09/25/27 @ $100.000
5.158%, 10/25/44(A)(C)(D)	4,813	4,769
RMF Proprietary Issuance Trust, Ser 2021-2, Cl A
Callable 03/25/25 @ $100.000
2.125%, 09/25/61(A)(B)	86	75
Saluda Grade Alternative Mortgage Trust, Ser 2024-RTL4, Cl A2
Callable 07/25/26 @ $100.000
7.500%, 02/25/30(A)(D)	350	346

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Santander Bank Mortgage Credit-Linked Notes Series, Ser 2023-MTG1, Cl M2
Callable 06/25/40 @ $100.000
9.469%, SOFR30A + 4.900%, 02/26/52(A)(B)	$206	$229
Santander Bank Mortgage Credit-Linked Notes Series, Ser 2023-MTG1, Cl M3
Callable 06/25/40 @ $100.000
10.419%, SOFR30A + 5.850%, 02/26/52(A)(B)	303	344
SCG Mortgage Trust, Ser 2024-MSP, Cl E
9.334%, TSFR1M + 4.937%, 04/15/41(A)(B)	1,380	1,378
Sequoia Mortgage Trust, Ser 2024-9, Cl B4
Callable 01/25/37 @ $100.000
6.565%, 10/25/54(A)(B)	369	324
THPT Mortgage Trust, Ser 2023-THL, Cl E
10.398%, 12/10/34(A)(B)	1,500	1,504
THPT Mortgage Trust, Ser 2023-THL, Cl F
7.189%, 12/10/34(A)(B)	170	161
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
Callable 01/10/25 @ $100.000
3.663%, 06/10/30(A)	3	3
UBS-BAMLL Trust, Ser 2012-WRM, Cl C
Callable 01/10/25 @ $100.000
4.238%, 06/10/30(A)(B)	240	233
Verus Securitization Trust, Ser 2022-4, Cl B2
Callable 04/25/25 @ $100.000
4.778%, 04/25/67(A)(B)	160	134
Verus Securitization Trust, Ser 2022-7, Cl B2
Callable 07/25/25 @ $100.000
5.331%, 07/25/67(A)(B)	100	95
Verus Securitization Trust, Ser 2022-INV1, Cl B2
Callable 08/25/25 @ $100.000
5.816%, 08/25/67(A)(B)	510	486
Verus Securitization Trust, Ser 2022-INV2, Cl B2
Callable 10/25/25 @ $100.000
6.791%, 10/25/67(A)(B)	100	98
Verus Securitization Trust, Ser 2023-3, Cl B2
Callable 04/25/26 @ $100.000
7.803%, 03/25/68(A)(B)	100	99

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Verus Securitization Trust, Ser 2023-4, Cl B1
Callable 05/25/26 @ $100.000
8.115%, 05/25/68(A)(B)	$1,240	$1,254
Verus Securitization Trust, Ser 2023-5, Cl B2
Callable 06/25/26 @ $100.000
8.070%, 06/25/68(A)(B)	273	270
Verus Securitization Trust, Ser 2023-6, Cl B2
Callable 09/25/26 @ $100.000
7.806%, 09/25/68(A)(B)	190	187
Verus Securitization Trust, Ser 2023-7, Cl B1
Callable 10/25/26 @ $100.000
7.895%, 10/25/68(A)(B)	1,500	1,504
Verus Securitization Trust, Ser 2023-8, Cl B1
Callable 12/25/26 @ $100.000
8.126%, 12/25/68(A)(B)	2,690	2,742
Verus Securitization Trust, Ser 2023-8, Cl B2
Callable 12/25/26 @ $100.000
8.126%, 12/25/68(A)(B)	100	99
Verus Securitization Trust, Ser 2023-INV1, Cl B2
Callable 02/25/26 @ $100.000
7.525%, 02/25/68(A)(B)	890	879
Verus Securitization Trust, Ser 2023-INV2, Cl B2
Callable 07/25/26 @ $100.000
8.115%, 08/25/68(A)(B)	220	219
Verus Securitization Trust, Ser 2023-INV3, Cl B1
Callable 11/25/26 @ $100.000
8.220%, 11/25/68(A)(B)	180	182
Verus Securitization Trust, Ser 2023-INV3, Cl B2
Callable 11/25/26 @ $100.000
8.220%, 11/25/68(A)(B)	100	99
Verus Securitization Trust, Ser 2024-1, Cl B1
Callable 01/25/27 @ $100.000
7.909%, 01/25/69(A)(B)	2,000	2,007
Verus Securitization Trust, Ser 2024-1, Cl B2
Callable 01/25/27 @ $100.000
8.323%, 01/25/69(A)(B)	160	159
Verus Securitization Trust, Ser 2024-2, Cl B1
Callable 02/25/27 @ $100.000
7.864%, 02/25/69(A)(B)	1,500	1,509

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Verus Securitization Trust, Ser 2024-3, Cl B1
Callable 04/25/27 @ $100.000
8.028%, 04/25/69(A)(B)	$2,000	$2,033
Verus Securitization Trust, Ser 2024-3, Cl B2
Callable 04/25/27 @ $100.000
8.411%, 04/25/69(A)(B)	220	220
Verus Securitization Trust, Ser 2024-4, Cl B1
Callable 05/25/27 @ $100.000
7.643%, 06/25/69(A)(B)	1,000	1,007
Verus Securitization Trust, Ser 2024-4, Cl B2
Callable 05/25/27 @ $100.000
8.060%, 06/25/69(A)(B)	200	197
Verus Securitization Trust, Ser 2024-5, Cl B1
Callable 06/25/27 @ $100.000
7.793%, 06/25/69(A)(B)	1,500	1,514
Verus Securitization Trust, Ser 2024-5, Cl B2
Callable 06/25/27 @ $100.000
7.818%, 06/25/69(A)(B)	400	392
Verus Securitization Trust, Ser 2024-6, Cl B2
Callable 07/25/27 @ $100.000
7.933%, 07/25/69(A)(B)	200	196
Verus Securitization Trust, Ser 2024-7, Cl A1
Callable 09/25/27 @ $100.000
5.095%, 09/25/69(A)(B)	9,771	9,696
Verus Securitization Trust, Ser 2024-7, Cl B1
Callable 09/25/27 @ $100.000
6.496%, 09/25/69(A)(B)	1,950	1,916
Verus Securitization Trust, Ser 2024-7, Cl B2
Callable 09/25/27 @ $100.000
7.850%, 09/25/69(A)(B)	250	245
Verus Securitization Trust, Ser 2024-8, Cl B2
Callable 10/25/27 @ $100.000
7.633%, 10/25/69(A)(B)	200	195
Verus Securitization Trust, Ser 2024-9, Cl B2
Callable 12/25/27 @ $100.000
7.371%, 11/25/69(A)(B)	220	212
Verus Securitization Trust, Ser 2024-INV1, Cl B2
Callable 03/25/27 @ $100.000
8.503%, 03/25/69(A)(B)	130	129

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Verus Securitization Trust, Ser 2024-INV2, Cl B2
Callable 08/25/27 @ $100.000
7.984%, 08/26/69(A)(B)	$100	$99
Visio Trust, Ser 2023-1, Cl B2
Callable 03/25/26 @ $100.000
7.844%, 03/25/58(A)(B)	450	444
Visio Trust, Ser 2023-2, Cl B2
Callable 08/25/26 @ $100.000
7.751%, 10/25/58(A)(B)	460	452
Vista Point Securitization Trust, Ser 2024-CES3, Cl A1
Callable 12/25/27 @ $100.000
5.679%, 01/25/55(A)(D)	5,000	5,008
Vista Point Securitization Trust, Ser 2024-CES3, Cl B1
Callable 12/25/27 @ $100.000
7.833%, 01/25/55(A)(B)	1,644	1,620
WCORE Commercial Mortgage Trust, Ser 2024-CORE, Cl E
8.336%, TSFR1M + 3.939%, 11/15/41(A)(B)	1,000	1,001
Wells Fargo Commercial Mortgage Trust, Ser 2015-C26, Cl D
Callable 02/15/25 @ $100.000
3.586%, 02/15/48(A)	310	304
Wells Fargo Commercial Mortgage Trust, Ser 2015-C26, Cl E
Callable 02/15/25 @ $100.000
3.250%, 02/15/48(A)	540	522
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS3, Cl D
Callable 10/15/25 @ $100.000
3.153%, 09/15/57(A)	290	271
Wells Fargo Commercial Mortgage Trust, Ser 2021-FCMT, Cl E
9.013%, TSFR1M + 4.614%, 05/15/31(A)(B)	100	96
Wells Fargo Commercial Mortgage Trust, Ser 2024-MGP, Cl A11
6.388%, TSFR1M + 1.991%, 08/15/41(A)(B)(C)	5,000	5,023
Wells Fargo Commercial Mortgage Trust, Ser 2024-MGP, Cl D11
8.085%, TSFR1M + 3.688%, 08/15/41(A)(B)	2,000	1,995

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Wells Fargo Mortgage Backed Securities Trust, Ser 2021-RR1, Cl AIO1, IO
Callable 09/25/44 @ $100.000
0.486%, 12/25/50(A)(B)	$3,789	$101
WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl D
Callable 01/15/25 @ $100.000
3.803%, 11/15/47(A)(B)	200	192

		2,182,408

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $2,172,153) (000)		2,207,679

CORPORATE OBLIGATIONS — 24.0%

CANADA — 0.6%
Bombardier
Callable 02/06/25 @ $100.000
7.875%, 04/15/27(A)	10,813	10,829
Husky Injection Molding Systems
Callable 02/15/26 @ $104.500
9.000%, 02/15/29(A)	1,949	2,035

		12,864
IRELAND — 0.0%
GGAM Finance
Callable 09/15/26 @ $102.938
5.875%, 03/15/30(A)	873	856

NETHERLANDS — 0.2%
Trivium Packaging Finance
Callable 02/03/25 @ $100.000
5.500%, 08/15/26(A)	3,107	3,063

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount (000)		Fair Value (000)
PANAMA — 0.1%
Sable International Finance
Callable 10/15/27 @ $103.563
7.125%, 10/15/32(A)		$2,126	$2,083

SWITZERLAND — 0.1%
VistaJet Malta Finance
Callable 02/03/25 @ $103.938
7.875%, 05/01/27(A)		1,083	1,054

UNITED KINGDOM — 9.3%
Barclays Bank
0.000%, 12/29/25(A)(F)		100,000	100,374
0.000%, 12/29/25(A)(F)		82,511	81,847
Belron UK Finance
Callable 10/15/26 @ $102.875
5.750%, 10/15/29(A)		503	498
eG Global Finance
Callable 05/30/26 @ $106.000
12.000%, 11/30/28(A)		796	890
Merlin Entertainments Group US Holdings
Callable 02/15/27 @ $103.688
7.375%, 02/15/31(A)		1,035	999
Sherwood Financing
Callable 12/15/26 @ $104.813
9.625%, 12/15/29(A)	GBP	250	312

			184,920
UNITED STATES — 13.7%
Acrisure
Callable 06/15/26 @ $104.250
8.500%, 06/15/29(A)		$990	1,032
AdaptHealth
Callable 01/17/25 @ $102.042
6.125%, 08/01/28(A)		2,310	2,262
Albertsons
Callable 02/06/25 @ $101.875
7.500%, 03/15/26(A)		1,323	1,328

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Callable 02/15/25 @ $103.250
6.500%, 02/15/28(A)	$2,899	$2,937
Callable 02/03/25 @ $101.156
4.625%, 01/15/27(A)	754	738
Alta Equipment Group
Callable 06/01/26 @ $104.500
9.000%, 06/01/29(A)	290	277
American Airlines
5.500%, 04/20/26(A)	464	462
AmeriTex HoldCo Intermediate
Callable 10/15/25 @ $105.125
10.250%, 10/15/28(A)	2,860	3,049
ANGI Group
Callable 01/17/25 @ $100.969
3.875%, 08/15/28(A)	1,000	893
Apollo Commercial Real Estate Finance
Callable 02/03/25 @ $102.313
4.625%, 06/15/29(A)	1,393	1,209
Arcosa
Callable 08/15/27 @ $103.438
6.875%, 08/15/32(A)	1,010	1,026
Callable 01/22/25 @ $102.188
4.375%, 04/15/29(A)	471	439
Ares Capital
7.000%, 01/15/27	1,022	1,059
Callable 02/01/29 @ $100.000
5.875%, 03/01/29	1,565	1,578
Callable 04/15/28 @ $100.000
2.875%, 06/15/28	397	366
Arko
Callable 02/06/25 @ $102.563
5.125%, 11/15/29(A)	1,076	979
Avient
Callable 09/15/27 @ $103.125
6.250%, 11/01/31(A)	273	269
Bank OZK
Callable 10/01/26 @ $100.000
2.750%, TSFR3M + 2.090%, 10/01/31(B)	330	285

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Berry Global
Callable 02/03/25 @ $100.000
5.625%, 07/15/27(A)	$3,025	$3,009
Blue Owl Credit Income
Callable 02/15/30 @ $100.000
5.800%, 03/15/30(A)	957	943
Blue Owl Technology Finance II
Callable 03/04/29 @ $100.000
6.750%, 04/04/29(A)	959	965
Bread Financial Holdings
Callable 03/15/26 @ $104.875
9.750%, 03/15/29(A)	4,588	4,931
Callable 01/15/25 @ $100.000
7.000%, 01/15/26(A)	679	678
Brink's
Callable 06/15/26 @ $103.250
6.500%, 06/15/29(A)	985	998
Brundage-Bone Concrete Pumping Holdings
Callable 02/06/25 @ $100.000
6.000%, 02/01/26(A)	2,771	2,769
Buckeye Partners
Callable 02/06/25 @ $100.000
4.125%, 03/01/25(A)	429	428
Camelot Return Merger Sub
Callable 02/03/25 @ $106.563
8.750%, 08/01/28(A)	2,095	2,008
Carnival
7.875%, 06/01/27	1,565	1,636
CCO Holdings
Callable 07/01/25 @ $102.125
4.250%, 02/01/31(A)	500	436
CD&R Smokey Buyer
Callable 10/15/26 @ $104.750
9.500%, 10/15/29(A)	2,523	2,480
Celanese US Holdings
Callable 09/15/30 @ $100.000
6.800%, 11/15/30	2,932	3,035
Century Communities
Callable 02/15/29 @ $100.000
3.875%, 08/15/29(A)	1,276	1,143

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Champ Acquisition
Callable 12/01/27 @ $104.188
8.375%, 12/01/31(A)	$931	$950
Charter Communications Operating
Callable 05/01/29 @ $100.000
6.100%, 06/01/29	2,869	2,924
CITGO Petroleum
Callable 02/06/25 @ $100.000
7.000%, 06/15/25(A)	6,572	6,579
Clarios Global
Callable 02/06/25 @ $100.000
8.500%, 05/15/27(A)	12,148	12,166
Callable 01/17/25 @ $100.000
6.250%, 05/15/26(A)	500	500
Cloud Software Group
Callable 06/30/27 @ $104.125
8.250%, 06/30/32(A)	924	952
CoreCivic
Callable 07/15/27 @ $100.000
4.750%, 10/15/27	2,266	2,211
Cornerstone Building Brands
Callable 08/15/26 @ $104.750
9.500%, 08/15/29(A)	961	932
Callable 02/06/25 @ $101.531
6.125%, 01/15/29(A)	1,500	1,196
CVS Health
6.250%, 06/01/27	725	743
Callable 12/25/27 @ $100.000
4.300%, 03/25/28	3,349	3,245
Dealer Tire
Callable 02/06/25 @ $102.000
8.000%, 02/01/28(A)	2,018	1,982
Dell International
Callable 07/01/29 @ $100.000
5.300%, 10/01/29	4,117	4,156
Enova International
Callable 08/01/26 @ $104.563
9.125%, 08/01/29(A)	1,665	1,732

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Fiserv
Callable 07/21/28 @ $100.000
5.375%, 08/21/28	$3,954	$4,008
Flagstar Bancorp
Callable 11/01/25 @ $100.000
4.125%, TSFR3M + 3.910%, 11/01/30(B)	570	504
Flagstar Financial
Callable 02/06/25 @ $100.000
7.573%, TSFR3M + 3.042%, 11/06/28(B)	709	674
Focus Financial Partners
Callable 09/15/27 @ $103.375
6.750%, 09/15/31(A)	1,006	1,002
Ford Motor Credit
Callable 05/16/25 @ $100.000
5.125%, 06/16/25	4,720	4,717
Freedom Mortgage
Callable 10/01/26 @ $106.125
12.250%, 10/01/30(A)	1,970	2,179
Callable 10/01/25 @ $106.000
12.000%, 10/01/28(A)	2,968	3,228
Callable 02/06/25 @ $101.656
6.625%, 01/15/27(A)	1,787	1,787
Freedom Mortgage Holdings
Callable 05/15/27 @ $104.563
9.125%, 05/15/31(A)	157	162
Frontier Communications Holdings
Callable 02/03/25 @ $101.469
5.875%, 10/15/27(A)	2,449	2,441
GE HealthCare Technologies
Callable 10/15/27 @ $100.000
5.650%, 11/15/27	3,974	4,073
Genesis Energy
Callable 01/15/25 @ $102.000
8.000%, 01/15/27	2,000	2,035
Genworth Holdings
Callable 01/22/25 @ $100.000
6.788%, TSFR3M + 2.264%, 11/15/36(B)	1,771	1,467
GEO Group
Callable 04/15/27 @ $105.125
10.250%, 04/15/31	899	980

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Callable 04/15/26 @ $104.313
8.625%, 04/15/29	$1,587	$1,676
Getty Images
Callable 01/22/25 @ $100.000
9.750%, 03/01/27(A)	6,399	6,376
GN Bondco
Callable 10/15/26 @ $104.750
9.500%, 10/15/31(A)	1,000	1,053
Go Daddy Operating
Callable 02/06/25 @ $100.875
5.250%, 12/01/27(A)	2,000	1,965
Goodyear Tire & Rubber
Callable 01/22/25 @ $100.000
9.500%, 05/31/25	7,273	7,319
Graham Packaging
Callable 02/03/25 @ $101.781
7.125%, 08/15/28(A)	2,055	2,025
Heartland Dental
Callable 05/15/25 @ $105.250
10.500%, 04/30/28(A)	880	933
Herc Holdings
Callable 06/15/26 @ $103.313
6.625%, 06/15/29(A)	2,000	2,025
H-Food Holdings
Callable 01/14/25 @ $100.000
8.500%, 06/01/26(A) (G)	1,080	32
HP
Callable 12/15/27 @ $100.000
4.750%, 01/15/28	4,232	4,226
Hudson Pacific Properties
Callable 01/15/28 @ $100.000
5.950%, 02/15/28	1,037	885
Callable 10/15/29 @ $100.000
3.250%, 01/15/30	1,042	709
Icahn Enterprises
Callable 05/15/29 @ $100.000
10.000%, 11/15/29(A)	1,582	1,586
Callable 11/15/26 @ $100.000
5.250%, 05/15/27	1,689	1,599

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
ILFC E-Capital Trust I
Callable 02/06/25 @ $100.000
6.149%, TSFR3M + 1.812%, 12/21/65(A)(B)	$240	$198
ILFC E-Capital Trust II
Callable 02/06/25 @ $100.000
6.399%, TSFR3M + 2.062%, 12/21/65(A)(B)	1,820	1,519
Illuminate Buyer
Callable 02/03/25 @ $102.250
9.000%, 07/01/28(A)	3,704	3,751
Jane Street Group
Callable 11/01/27 @ $103.063
6.125%, 11/01/32(A)	2,016	1,997
JetBlue Airways
Callable 08/27/27 @ $104.938
9.875%, 09/20/31(A)	294	312
KeHE Distributors
Callable 02/15/26 @ $104.500
9.000%, 02/15/29(A)	2,871	2,979
Kohl's
Callable 01/17/45 @ $100.000
5.550%, 07/17/45	270	174
Ladder Capital Finance Holdings
Callable 07/15/27 @ $103.500
7.000%, 07/15/31(A)	563	577
Callable 02/06/25 @ $100.000
4.250%, 02/01/27(A)	2,757	2,658
LD Holdings Group
Callable 11/01/25 @ $104.125
8.750%, 11/01/27(A)	704	676
Level 3 Financing
Callable 03/22/27 @ $105.375
10.750%, 12/15/30(A)	2,654	2,961
Callable 05/15/26 @ $105.250
10.500%, 05/15/30(A)	717	781
LFS Topco
Callable 02/06/25 @ $101.469
5.875%, 10/15/26(A)	2,101	2,075
Maxim Crane Works Holdings Capital
Callable 09/01/25 @ $105.750
11.500%, 09/01/28(A)	5,195	5,494

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Midcap Financial Issuer Trust
Callable 01/19/25 @ $103.250
6.500%, 05/01/28(A)	$1,887	$1,845
Mohegan Tribal Gaming Authority
Callable 02/03/25 @ $100.000
8.000%, 02/01/26(A)	8,048	8,008
Molina Healthcare
Callable 01/15/28 @ $103.125
6.250%, 01/15/33(A)	1,577	1,559
Nationstar Mortgage Holdings
Callable 02/06/25 @ $100.000
5.000%, 02/01/26(A)	2,097	2,076
New Enterprise Stone & Lime
Callable 02/06/25 @ $102.438
9.750%, 07/15/28(A)	1,690	1,728
New Home
Callable 10/01/26 @ $104.625
9.250%, 10/01/29(A)	1,388	1,461
NuStar Logistics
Callable 03/01/26 @ $100.000
6.000%, 06/01/26	1,677	1,679
Callable 01/28/27 @ $100.000
5.625%, 04/28/27	1,174	1,165
Olympus Water US Holding
Callable 06/01/25 @ $104.875
9.750%, 11/15/28(A)	915	971
Callable 02/03/25 @ $103.563
7.125%, 10/01/27(A)	1,463	1,483
OneMain Finance
7.125%, 03/15/26	2,284	2,325
Oracle
Callable 04/06/28 @ $100.000
4.500%, 05/06/28	4,518	4,473
Callable 08/27/29 @ $100.000
4.200%, 09/27/29	153	148
Pactiv
8.375%, 04/15/27	1,029	1,081
7.950%, 12/15/25	777	790

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Pebblebrook Hotel
Callable 10/15/26 @ $103.188
6.375%, 10/15/29(A)	$1,196	$1,179
Planet Financial Group
Callable 12/15/26 @ $105.250
10.500%, 12/15/29(A)	1,830	1,863
Prime Security Services Borrower
5.750%, 04/15/26(A)	2,721	2,720
Callable 08/31/26 @ $100.000
3.375%, 08/31/27(A)	783	732
Provident Funding Associates
Callable 09/15/26 @ $104.875
9.750%, 09/15/29(A)	1,547	1,584
Regal Rexnord
Callable 03/15/28 @ $100.000
6.050%, 04/15/28	5,198	5,287
Rithm Capital
Callable 04/01/26 @ $104.000
8.000%, 04/01/29(A)	2,215	2,216
Callable 02/06/25 @ $100.000
6.250%, 10/15/25(A)	1,308	1,307
RLJ Lodging Trust
Callable 02/03/25 @ $100.938
3.750%, 07/01/26(A)	793	771
Saks Global Enterprises
11.000%, 12/15/29(A)	3,000	2,993
Select Medical
Callable 12/01/27 @ $103.125
6.250%, 12/01/32(A)	2,918	2,808
Service International
Callable 10/15/27 @ $102.875
5.750%, 10/15/32	1,006	976
Service Properties Trust
Callable 06/15/27 @ $104.438
8.875%, 06/15/32	4,197	3,884
Callable 06/15/26 @ $104.188
8.375%, 06/15/29	590	570
Callable 08/15/25 @ $100.000
5.250%, 02/15/26	7,978	7,748

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Callable 08/15/26 @ $100.000
4.950%, 02/15/27	$1,650	$1,542
Callable 08/01/26 @ $100.000
4.750%, 10/01/26	1,650	1,559
Six Flags Theme Parks
Callable 02/06/25 @ $100.000
7.000%, 07/01/25(A)	2,364	2,362
Sixth Street Lending Partners
Callable 12/15/29 @ $100.000
5.750%, 01/15/30(A)	957	942
Starwood Property Trust
Callable 10/01/28 @ $100.000
7.250%, 04/01/29(A)	1,788	1,834
Callable 01/01/30 @ $100.000
6.500%, 07/01/30(A)	258	258
Callable 10/15/29 @ $100.000
6.000%, 04/15/30(A)	2,297	2,255
Callable 01/15/26 @ $100.000
3.625%, 07/15/26(A)	1,311	1,265
Sunoco
Callable 02/06/25 @ $101.000
6.000%, 04/15/27	1,726	1,723
Surgery Center Holdings
Callable 04/15/27 @ $103.625
7.250%, 04/15/32(A)	698	712
SWF Escrow Issuer
Callable 02/06/25 @ $103.250
6.500%, 10/01/29(A)	595	369
Tenet Healthcare
Callable 01/19/25 @ $100.000
6.250%, 02/01/27	1,324	1,323
TKC Holdings
Callable 02/03/25 @ $103.438
6.875%, 05/15/28(A)	2,989	2,955
T-Mobile USA
Callable 02/15/28 @ $100.000
4.950%, 03/15/28	5,724	5,727
Callable 09/01/29 @ $100.000
4.200%, 10/01/29	159	154

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
TMS International
Callable 01/17/25 @ $103.125
6.250%, 04/15/29(A)	$1,012	$970
Townsquare Media
Callable 02/03/25 @ $100.000
6.875%, 02/01/26(A)	2,139	2,125
US Acute Care Solutions
Callable 05/15/26 @ $104.875
9.750%, 05/15/29(A)	1,957	1,994
Valley National Bancorp
Callable 06/15/25 @ $100.000
5.250%, TSFR3M + 5.140%, 06/15/30(B)	107	103
Callable 06/15/26 @ $100.000
3.000%, TSFR3M + 2.360%, 06/15/31(B)	345	309
Webster Financial
Callable 11/01/25 @ $100.000
3.875%, TSFR3M + 3.690%, 11/01/30(B)	230	224
Williams Scotsman
Callable 01/22/25 @ $100.000
6.125%, 06/15/25(A)	1,127	1,123
XHR
Callable 05/15/27 @ $103.313
6.625%, 05/15/30(A)	617	619

		273,610
TOTAL CORPORATE OBLIGATIONS
(Cost $473,667) (000)		478,450

ASSET-BACKED SECURITIES — 13.7%

BERMUDA — 0.0%
Rad CLO, Ser 2023-20A, Cl E
Callable 07/20/25 @ $100.000
12.697%, TSFR3M + 8.080%, 07/20/36(A)(B)	250	254

CAYMAN ISLANDS — 5.3%
Allegro CLO VI, Ser 2018-2A, Cl D
Callable 01/17/25 @ $100.000
7.659%, TSFR3M + 3.012%, 01/17/31(A)(B)	2,000	1,999

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
Anchorage Capital CLO, Ser 2024-28A, Cl E
Callable 01/20/26 @ $100.000
11.567%, TSFR3M + 6.950%, 04/20/37(A)(B)	$1,420	$1,441
Anchorage Capital CLO, Ser 2024-29A, Cl E
Callable 07/20/26 @ $100.000
11.457%, TSFR3M + 6.840%, 07/20/37(A)(B)	1,500	1,505
Apidos CLO XV, Ser 2018-15A, Cl ERR
Callable 01/20/25 @ $100.000
10.579%, TSFR3M + 5.962%, 04/20/31(A)(B)	1,000	998
Apidos CLO XX, Ser 2018-20A, Cl DR
Callable 01/16/25 @ $100.000
10.609%, TSFR3M + 5.962%, 07/16/31(A)(B)	250	250
Apidos CLO XXII, Ser 2020-22A, Cl DR
Callable 01/20/25 @ $100.000
11.629%, TSFR3M + 7.012%, 04/20/31(A)(B)	1,000	1,002
Bain Capital Credit CLO, Ser 2021-2A, Cl ER
Callable 10/19/25 @ $100.000
11.489%, TSFR3M + 6.872%, 07/19/34(A)(B)	360	357
Callable 01/17/25 @ $100.000
11.229%, TSFR3M + 6.582%, 10/17/32(A)(B)	250	246
Bain Capital Credit CLO, Ser 2021-3A, Cl ER
Callable 01/21/25 @ $100.000
11.979%, TSFR3M + 7.362%, 10/21/34(A)(B)	700	690
BSL CLO 2, Ser 2021-2A, Cl E
Callable 01/15/25 @ $100.000
11.628%, TSFR3M + 6.972%, 04/15/34(A)(B)	250	246
Carlyle Global Market Strategies CLO, Ser 2017-1A, Cl CR
Callable 02/14/25 @ $100.000
8.128%, TSFR3M + 3.612%, 08/14/30(A)(B)	750	753
Carlyle US CLO, Ser 2023-3A, Cl E
Callable 10/15/25 @ $100.000
13.056%, TSFR3M + 8.400%, 10/15/36(A)(B)	410	421
CarVal CLO II, Ser 2024-1A, Cl ER2
10.856%, TSFR3M + 6.500%, 04/20/32(A)(B)	1,000	1,005
CFG Investments, Ser 2023-1, Cl B
Callable 02/25/25 @ $100.000
10.050%, 07/25/34(A)	210	213

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
CIFC Funding, Ser 2015-3A, Cl ER
Callable 01/19/25 @ $100.000
9.829%, TSFR3M + 5.212%, 04/19/29(A)(B)	$250	$249
CIFC Funding, Ser 2017-2A, Cl E
Callable 01/20/25 @ $100.000
10.829%, TSFR3M + 6.212%, 04/20/30(A)(B)	500	498
CIFC Funding, Ser 2017-4A, Cl D
Callable 01/24/25 @ $100.000
10.996%, TSFR3M + 6.362%, 10/24/30(A)(B)	700	703
Dewolf Park CLO, Ser 2017-1A, Cl E
Callable 01/15/25 @ $100.000
11.118%, TSFR3M + 6.462%, 10/15/30(A)(B)	300	301
Dryden CLO, Ser 2018-60A, Cl D
Callable 01/15/25 @ $100.000
7.918%, TSFR3M + 3.262%, 07/15/31(A)(B)	300	300
Eaton Vance CLO, Ser 2013-1A, Cl D3R
Callable 01/15/25 @ $100.000
11.718%, TSFR3M + 7.062%, 01/15/34(A)(B)	1,500	1,492
Elmwood CLO 21, Ser 2023-8A, Cl ER
Callable 10/20/25 @ $100.000
11.117%, TSFR3M + 6.500%, 10/20/36(A)(B)	1,887	1,934
Elmwood CLO II, Ser 2024-2A, Cl A2RR
6.107%, TSFR3M + 1.550%, 10/20/37(A)(B)	11,000	11,004
Empower CLO, Ser 2023-2A, Cl E
Callable 10/15/25 @ $100.000
12.906%, TSFR3M + 8.250%, 07/15/36(A)(B)	1,530	1,573
Empower CLO, Ser 2024-1A, Cl D2
Callable 04/25/26 @ $100.000
9.250%, 04/25/37(A)	250	252
Empower CLO, Ser 2024-1A, Cl E
Callable 04/25/26 @ $100.000
11.126%, TSFR3M + 6.500%, 04/25/37(A)(B)	250	253
Empower CLO, Ser 2024-1A, Cl ER
Callable 10/20/26 @ $100.000
10.517%, TSFR3M + 5.900%, 10/20/37(A)(B)	660	658
Fillmore Park CLO, Ser 2018-1A, Cl E
Callable 01/15/25 @ $100.000
10.318%, TSFR3M + 5.662%, 07/15/30(A)(B)	788	785

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
Fortress Credit BSL III, Ser 2015-1A, Cl ER
Callable 01/18/25 @ $100.000
11.084%, TSFR3M + 6.452%, 04/18/31(A)(B)	$1,000	$990
Fortress Credit BSL VII, Ser 2024-1A, Cl ER
Callable 10/23/25 @ $100.000
10.060%, TSFR3M + 5.500%, 07/23/32(A)(B)	2,750	2,762
Fortress Credit BSL VIII, Ser 2019-2A, Cl E
Callable 07/20/25 @ $100.000
11.889%, TSFR3M + 7.272%, 10/20/32(A)(B)	1,000	988
Galaxy XXVI CLO, Ser 2018-26A, Cl E
Callable 02/22/25 @ $100.000
10.625%, TSFR3M + 6.112%, 11/22/31(A)(B)	1,500	1,495
Generate CLO, Ser 2023-3A, Cl E2R
Callable 01/20/26 @ $100.000
12.447%, TSFR3M + 7.830%, 10/20/36(A)(B)	1,250	1,290
Generate CLO, Ser 2024-14A, Cl E
Callable 04/22/26 @ $100.000
11.382%, TSFR3M + 6.750%, 04/22/37(A)(B)	1,780	1,778
Generate CLO, Ser 2024-2A, Cl ER2
Callable 10/22/26 @ $100.000
11.982%, TSFR3M + 7.350%, 10/22/37(A)(B)	100	103
Generate CLO, Ser 2024-6A, Cl AR2
Callable 10/22/26 @ $100.000
5.937%, TSFR3M + 1.400%, 10/22/37(A)(B)	10,000	10,024
Goldentree Loan Management US CLO, Ser 2019-5A, Cl E
Callable 04/20/25 @ $100.000
9.729%, TSFR3M + 5.112%, 10/20/32(A)(B)	520	518
Greywolf CLO IV, Ser 2021-1A, Cl DR
Callable 01/17/25 @ $100.000
11.768%, TSFR3M + 7.120%, 04/17/34(A)(B)	1,500	1,473
KKR CLO, Ser 2018-23, Cl E
Callable 01/20/25 @ $100.000
10.879%, TSFR3M + 6.262%, 10/20/31(A)(B)	1,000	1,003
LCM XIII, Ser 2016-13A, Cl ER
Callable 01/19/25 @ $100.000
12.179%, TSFR3M + 7.562%, 07/19/27(A)(B)	400	398
Madison Park Funding LI, Ser 2021-51A, Cl E
Callable 01/19/25 @ $100.000
11.149%, TSFR3M + 6.532%, 07/19/34(A)(B)	1,250	1,246

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
Madison Park Funding XXVII, Ser 2018-27A, Cl C
Callable 01/20/25 @ $100.000
7.479%, TSFR3M + 2.862%, 04/20/30(A)(B)	$250	$250
Meacham Park CLO, Ser 2024-1A, Cl E
Callable 10/20/26 @ $100.000
10.139%, TSFR3M + 5.350%, 10/20/37(A)(B)	1,500	1,487
Neuberger Berman Loan Advisers CLO, Ser 2021-30A, Cl ER
Callable 01/20/25 @ $100.000
11.079%, TSFR3M + 6.462%, 01/20/31(A)(B)	1,250	1,245
Neuberger Berman Loan Advisers CLO, Ser 2024-29A, Cl A2R
5.961%, TSFR3M + 1.520%, 01/19/39(A)(B)	11,700	11,702
Northwoods Capital XII-B, Ser 2024-12BA, Cl BR
Callable 03/15/25 @ $100.000
6.059%, TSFR3M + 1.700%, 06/15/31(A)(B)(C)	10,000	10,019
Oaktree CLO, Ser 2022-1A, Cl E
Callable 02/15/25 @ $100.000
12.284%, TSFR3M + 7.760%, 05/15/33(A)(B)	1,250	1,256
Oaktree CLO, Ser 2023-2A, Cl E
Callable 07/20/25 @ $100.000
13.267%, TSFR3M + 8.650%, 07/20/36(A)(B)	250	255
Octagon Investment Partners 29, Ser 2024-1A, Cl ER2
Callable 07/18/26 @ $100.000
11.802%, TSFR3M + 7.170%, 07/18/39(A)(B)	1,500	1,529
Octagon Investment Partners 45, Ser 2022-1A, Cl ER
Callable 01/15/25 @ $100.000
11.476%, TSFR3M + 6.820%, 04/15/35(A)(B)	500	476
Octagon Investment Partners 48, Ser 2024-3A, Cl ER2
Callable 10/15/26 @ $100.000
11.317%, TSFR3M + 6.750%, 01/15/39(A)(B)	1,000	996
OHA Credit Partners VII, Ser 2012-7A, Cl ER3
Callable 02/20/25 @ $100.000
11.033%, TSFR3M + 6.512%, 02/20/34(A)(B)	250	250
OZLM Funding II, Ser 2012-2A, Cl DR2
Callable 01/30/25 @ $100.000
10.751%, TSFR3M + 6.162%, 07/30/31(A)(B)	640	626

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
CAYMAN ISLANDS — (continued)
OZLM IX, Ser 2014-9A, Cl DRR
Callable 01/20/25 @ $100.000
10.999%, TSFR3M + 6.382%, 10/20/31(A)(B)	$480	$459
OZLM XI, Ser 2015-11A, Cl DR
Callable 01/30/25 @ $100.000
11.851%, TSFR3M + 7.262%, 10/30/30(A)(B)	250	250
OZLM XIV, Ser 2025-14A, Cl DR3
01/15/38(A)(B)(E)	250	250
OZLM XVII, Ser 2017-17A, Cl D
Callable 01/20/25 @ $100.000
10.869%, TSFR3M + 6.252%, 07/20/30(A)(B)	360	352
Palmer Square CLO, Ser 2023-1A, Cl E
Callable 01/20/25 @ $100.000
12.697%, TSFR3M + 8.080%, 01/20/36(A)(B)	1,500	1,498
Rad CLO, Ser 2020-7A, Cl FR
Callable 04/17/25 @ $100.000
11.778%, TSFR3M + 7.130%, 04/17/36(A)(B)	320	313
Regatta XIV Funding, Ser 2018-3A, Cl E
Callable 01/25/25 @ $100.000
10.838%, TSFR3M + 6.212%, 10/25/31(A)(B)	1,250	1,235
Regatta XIX Funding, Ser 2022-1A, Cl E
Callable 01/20/25 @ $100.000
11.497%, TSFR3M + 6.880%, 04/20/35(A)(B)	250	252
Renew, Ser 2024-2A, Cl A
Callable 11/20/43 @ $100.000
5.326%, 11/20/60(A)	8,906	8,339
Sculptor CLO XXVII, Ser 2021-27A, Cl E
Callable 01/20/25 @ $100.000
11.929%, TSFR3M + 7.312%, 07/20/34(A)(B)	3,000	2,975
Sycamore Tree CLO, Ser 2023-2A, Cl ER
Callable 01/20/26 @ $100.000
12.297%, TSFR3M + 7.680%, 01/20/37(A)(B)	1,000	1,027
Symphony CLO XX, Ser 2019-20A, Cl E
Callable 01/16/25 @ $100.000
11.199%, TSFR3M + 6.552%, 01/16/32(A)(B)	250	250
TIAA CLO I, Ser 2016-1A, Cl DR
Callable 01/20/25 @ $100.000
8.379%, TSFR3M + 3.762%, 07/20/31(A)(B)	500	500

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount (000)		Fair Value (000)
CAYMAN ISLANDS — (continued)
TICP CLO VII, Ser 2027-7A, Cl ER
Callable 04/15/25 @ $100.000
11.968%, TSFR3M + 7.312%, 04/15/33(A)(B)		$1,830	$1,825

			104,812

IRELAND — 0.1%
Hayfin Emerald CLO V DAC, Ser 2024-5A, Cl ER
Callable 11/17/25 @ $100.000
9.815%, EUR003M + 7.050%, 11/17/37(A)(B)	EUR	2,760	2,821

JERSEY — 0.3%
Benefit Street Partners CLO XXX, Ser 2023-30A, Cl D
Callable 04/25/25 @ $100.000
10.226%, TSFR3M + 5.600%, 04/25/36(A)(B)		$1,375	1,387
Boyce Park CLO, Ser 2022-1A, Cl E
Callable 01/21/25 @ $100.000
10.867%, TSFR3M + 6.250%, 04/21/35(A)(B)		1,000	994
Deerpath Capital CLO, Ser 2020-1A, Cl DR
11.038%, TSFR3M + 6.390%, 04/17/34(A)(B)		250	251
Dryden CLO, Ser 2023-107A, Cl E
Callable 08/15/25 @ $100.000
12.254%, TSFR3M + 7.730%, 08/15/35(A)(B)		590	603
Halseypoint CLO, Ser 2023-7A, Cl E
Callable 07/20/25 @ $100.000
13.397%, TSFR3M + 8.780%, 07/20/36(A)(B)		360	369
ICG US CLO, Ser 2023-1A, Cl E
Callable 07/18/25 @ $100.000
13.442%, TSFR3M + 8.810%, 07/18/36(A)(B)		740	753
Ivy Hill Middle Market Credit Fund XXI, Ser 2023-21A, Cl E
Callable 10/18/25 @ $100.000
13.152%, TSFR3M + 8.520%, 07/18/35(A)(B)		450	457
OCP CLO, Ser 2024-31A, Cl E
Callable 04/20/26 @ $100.000
11.517%, TSFR3M + 6.900%, 04/20/37(A)(B)		1,440	1,447

			6,261

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount (000)		Fair Value (000)
UNITED KINGDOM — 0.1%
Newday Funding Master Issuer, Ser 2024-3A, Cl E
Callable 11/15/27 @ $100.000
8.459%, SONIO/N + 3.750%, 11/15/32(A)(B)	GBP	780	$977

UNITED STATES — 7.9%
Accelerated, Ser 2024-1A, Cl A
Callable 02/22/32 @ $100.000
4.680%, 08/22/44(A)		$5,837	5,706
ACHM Trust, Ser 2024-HE2, Cl A
5.350%, 10/25/39(A)(C)		9,588	9,471
ACHV ABS TRUST, Ser 2023-3PL, Cl D
Callable 02/18/26 @ $100.000
8.360%, 08/19/30(A)		1,000	1,025
ACHV ABS TRUST, Ser 2023-4CP, Cl E
Callable 02/25/26 @ $100.000
10.500%, 11/25/30(A)		500	512
ACHV ABS TRUST, Ser 2024-2PL, Cl D
Callable 12/25/27 @ $100.000
6.400%, 10/27/31(A)		2,546	2,549
ACHV ABS TRUST, Ser 2024-3AL, Cl D
Callable 06/25/28 @ $100.000
6.750%, 12/26/31(A)		2,000	2,010
ACM Auto Trust, Ser 2024-2A, Cl B
Callable 05/20/26 @ $100.000
9.210%, 08/20/31(A)		180	186
Affirm Asset Securitization Trust, Ser 2023-X1, Cl D
Callable 06/15/25 @ $100.000
9.550%, 11/15/28(A)		110	114
Affirm Asset Securitization Trust, Ser 2024-A, Cl 1E
Callable 02/15/26 @ $100.000
9.170%, 02/15/29(A)		1,500	1,527
Affirm Asset Securitization Trust, Ser 2024-A, Cl D
Callable 02/15/26 @ $100.000
6.890%, 02/15/29(A)		1,300	1,311
Affirm Asset Securitization Trust, Ser 2024-B, Cl A
Callable 09/15/26 @ $100.000
4.620%, 09/15/29(A)		7,500	7,458
Affirm Asset Securitization Trust, Ser 2024-B, Cl E
Callable 09/15/26 @ $100.000
7.350%, 09/15/29(A)		2,000	2,002

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Ally Bank Auto Credit-Linked Notes, Ser 2024-A, Cl G
Callable 12/15/27 @ $100.000
12.748%, 05/17/32(A)	$470	$478
Ally Bank Auto Credit-Linked Notes, Ser 2024-B, Cl G
Callable 06/15/28 @ $100.000
11.395%, 09/15/32(A)	606	608
AMSR Trust, Ser 2023-SFR2, Cl F1
3.950%, 06/17/40(A)	210	187
AMSR Trust, Ser 2023-SFR2, Cl F2
3.950%, 06/17/40(A)	640	544
Aqua Finance Trust, Ser 2024-A, Cl A
Callable 07/17/30 @ $100.000
4.810%, 04/18/50(A)	8,422	8,305
Ascent Education Funding Trust, Ser 2024-A, Cl C
Callable 05/25/34 @ $100.000
8.010%, 10/25/50(A)	130	129
BRAVO Residential Funding Trust, Ser 2024-CES2, Cl A1A
Callable 09/25/27 @ $100.000
5.549%, 09/25/54(A)(C)(D)	9,697	9,686
Brex Commercial Charge Card Master Trust, Ser 2024-1, Cl B
11.590%, 07/15/27(A)	500	503
ClickLease Equipment Receivables Trust, Ser 2024-1, Cl D
Callable 05/15/27 @ $100.000
11.410%, 02/15/30(A)	770	791
CPS Auto Receivables Trust, Ser 2024-B, Cl E
Callable 02/15/29 @ $100.000
8.360%, 11/17/31(A)	700	722
Ent Auto Receivables Trust, Ser 2023-1A, Cl D
Callable 06/15/28 @ $100.000
7.700%, 03/17/31(A)	1,560	1,604
Equify ABS, Ser 2024-1A, Cl A
Callable 07/15/28 @ $100.000
5.430%, 04/18/33(A)	5,153	5,154
Exeter Automobile Receivables Trust, Ser 2023-4A, Cl E
Callable 01/15/28 @ $100.000
9.570%, 02/18/31(A)	1,290	1,376

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount (000)		Fair Value (000)
UNITED STATES — (continued)
FHF Issuer Trust, Ser 2024-1A, Cl C
Callable 07/15/27 @ $100.000
7.420%, 05/15/31(A)	$900		$930
FIGRE Trust, Ser 2023-HE4, Cl A
5.056%, 09/25/54(A)(B)	9,313		9,141
FIP Master Funding, Ser 2024-1A, Cl A1
4.880%, 10/15/54(A)	7,998		7,723
Foundation Finance Trust, Ser 2024-2A, Cl A
Callable 10/15/29 @ $100.000
4.600%, 03/15/50(A)	7,740		7,656
GoodLeap Home Improvement Solutions Trust, Ser 2024-1A, Cl C
8.940%, 10/20/46(A)	1,000		1,012
Hertz Vehicle Financing III, Ser 2021-2A, Cl D
4.340%, 12/27/27(A)	620		577
Hertz Vehicle Financing III, Ser 2023-1A, Cl 1D
9.130%, 06/25/27(A)	470		474
Hertz Vehicle Financing III, Ser 2023-2A, Cl D
9.400%, 09/25/29(A)	250		253
Hertz Vehicle Financing III, Ser 2023-4A, Cl D
9.440%, 03/25/30(A)	290		289
Hertz Vehicle Financing, Ser 2022-2A, Cl D
Callable 06/25/27 @ $100.000
5.160%, 06/26/28(A)	250		230
Hertz Vehicle Financing, Ser 2022-4A, Cl D
Callable 09/25/25 @ $100.000
6.560%, 09/25/26(A)	250		249
Hertz Vehicle Financing, Ser 2022-5A, Cl D
Callable 09/25/27 @ $100.000
6.780%, 09/25/28(A)	1,370		1,303
Hotwire Funding, Ser 2024-1A, Cl C
Callable 06/20/27 @ $100.000
9.188%, 06/20/54(A)	140		147
Laurel Road Prime Student Loan Trust, Ser 2017-B, Cl R
Callable 01/25/25 @ $100.000
08/25/42(A)(E)	–	^	25
Lendbuzz Securitization Trust, Ser 2024-3A, Cl A2
Callable 04/15/28 @ $100.000
4.970%, 10/15/29(A)	5,750		5,749

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Mariner Finance Issuance Trust, Ser 2024-AA, Cl D
Callable 08/20/27 @ $100.000
6.770%, 09/22/36(A)	$570	$576
Marlette Funding Trust, Ser 2022-3A, Cl D
Callable 11/15/26 @ $100.000
7.800%, 11/15/32(A)	170	171
Marlette Funding Trust, Ser 2023-2A, Cl D
Callable 05/15/27 @ $100.000
7.920%, 06/15/33(A)	1,670	1,674
Marlette Funding Trust, Ser 2023-3A, Cl D
Callable 08/15/27 @ $100.000
8.040%, 09/15/33(A)	1,520	1,557
Marlette Funding Trust, Ser 2024-1A, Cl D
Callable 10/15/28 @ $100.000
6.930%, 07/17/34(A)	1,760	1,772
Mercury Financial Credit Card Master Trust, Ser 2024-2A, Cl B
Callable 04/20/26 @ $100.000
7.430%, 07/20/29(A)	2,100	2,135
Mission Lane Credit Card Master Trust, Ser 2024-A, Cl C
Callable 03/15/26 @ $100.000
7.320%, 08/15/29(A)	1,360	1,370
OnDeck Asset Securitization Trust IV, Ser 2024-2A, Cl C
Callable 10/17/26 @ $100.000
7.030%, 10/17/31(A)	1,300	1,298
OnDeck Asset Securitization Trust IV, Ser 2024-2A, Cl D
Callable 10/17/26 @ $100.000
9.490%, 10/17/31(A)	140	142
OneMain Financial Issuance Trust, Ser 2023-2A, Cl D
Callable 09/14/26 @ $100.000
7.520%, 09/15/36(A)	1,560	1,614
Oportun Funding Trust, Ser 2024-3, Cl D
Callable 11/15/26 @ $100.000
9.600%, 08/15/29(A)	1,000	999
PEAC Solutions Receivables, Ser 2024-2A, Cl A3
Callable 06/20/27 @ $100.000
4.650%, 10/20/31(A)	5,000	4,935

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Progress Residential Trust, Ser 2024-SFR2, Cl F
3.650%, 04/17/41(A)(B)	$690	$570
Progress Residential Trust, Ser 2024-SFR3, Cl E2
4.000%, 06/17/41(A)	2,000	1,791
Progress Residential Trust, Ser 2024-SFR4, Cl F1
3.400%, 07/17/41(A)	140	112
Purchasing Power Funding, Ser 2024-A, Cl D
7.260%, 08/15/28(A)	450	456
Reach ABS Trust, Ser 2024-1A, Cl D
Callable 02/15/28 @ $100.000
10.640%, 02/18/31(A)	270	288
Regional Management Issuance Trust, Ser 2022-1, Cl D
Callable 03/15/25 @ $100.000
6.720%, 03/15/32(A)	250	244
Regional Management Issuance Trust, Ser 2024-1, Cl D
Callable 06/15/27 @ $100.000
7.460%, 07/15/36(A)	2,500	2,587
Republic Finance Issuance Trust, Ser 2024-B, Cl D
Callable 11/20/27 @ $100.000
8.830%, 11/20/37(A)	2,970	2,970
STAR Trust, Ser 2024-SFR4, Cl A
Callable 10/17/26 @ $100.000
6.147%, TSFR1M + 1.750%, 10/17/41(A)(B)(C)	10,000	10,043
Thor, Ser 2024-A, Cl C
Callable 12/15/28 @ $100.000
7.660%, 08/15/41(A)	107	105
Towd Point Asset Trust, Ser 2021-SL1, Cl D
6.185%, TSFR1M + 1.814%, 11/20/61(A)(B)	3,130	2,922
Upgrade Receivables Trust, Ser 2024-1A, Cl D
Callable 06/15/28 @ $100.000
8.900%, 02/18/31(A)	1,500	1,518
Upgrade Receivables Trust, Ser 2024-1A, Cl E
Callable 06/15/28 @ $100.000
11.530%, 02/18/31(A)	3,040	3,055
Upstart Securitization Trust, Ser 2023-2, Cl C
Callable 04/20/27 @ $100.000
11.870%, 06/20/33(A)	1,134	1,207

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
US Bank, Ser 2023-1, Cl D
Callable 10/25/26 @ $100.000
13.597%, 08/25/32(A)	$396	$406
Verdant Receivables, Ser 2024-1A, Cl D
Callable 10/12/28 @ $100.000
7.230%, 12/12/31(A)	570	580
Vista Point Securitization Trust, Ser 2024-CES2, Cl A1
Callable 09/25/27 @ $100.000
5.252%, 10/25/54(A)(D)	7,629	7,542
VStrong Auto Receivables Trust, Ser 2023-A, Cl D
Callable 07/15/28 @ $100.000
9.310%, 02/15/30(A)	1,255	1,386
VStrong Auto Receivables Trust, Ser 2023-A, Cl E
Callable 07/15/28 @ $100.000
9.990%, 12/16/30(A)	1,080	1,138
Westgate Resorts, Ser 2023-1A, Cl D
Callable 04/20/27 @ $100.000
10.140%, 12/20/37(A)	293	300
Westgate Resorts, Ser 2024-1A, Cl D
Callable 11/20/27 @ $100.000
9.260%, 01/20/38(A)	1,306	1,314

		158,493

TOTAL ASSET-BACKED SECURITIES
(Cost $273,047) (000)		273,618

CONVERTIBLE BONDS — 6.9%

CANADA — 0.2%
Shopify
0.13%, 11/01/25	4,738	4,823

CHINA — 0.5%
JD.com
0.25%, 06/01/29(A)	6,302	6,686
Trip.com Group
0.75%, 06/15/29(A)	2,769	3,406
		10,092
SINGAPORE — 0.4%
Sea
2.38%, 12/01/25	6,255	7,916

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CONVERTIBLE BONDS — continued
	Face Amount (000)	Fair Value (000)
UNITED STATES — 5.8%
Akamai Technologies
0.38%, 09/01/27	$3,294	$3,302
Bloom Energy
3.00%, 06/01/28	1,711	2,361
CMS Energy
3.38%, 05/01/28	1,723	1,784
Coinbase Global
0.25%, 04/01/30(A)	1,313	1,398
Core Scientific
0.00%, 06/15/31(A)(F)	5,004	4,904
Dexcom
0.38%, 05/15/28	4,027	3,602
DigitalOcean Holdings
0.00%, 12/01/26(F)	1,414	1,255
DraftKings Holdings
0.00%, 03/15/28(F)	6,175	5,255
Duke Energy
4.13%, 04/15/26	6,250	6,406
Etsy
0.13%, 10/01/26	5,387	5,203
Exact Sciences
0.38%, 03/01/28	6,277	5,530
Federal Realty OP
3.25%, 01/15/29(A)	2,532	2,569
FirstEnergy
4.00%, 05/01/26	6,240	6,262
Ford Motor
0.00%, 03/15/26(F)	6,250	6,044
JetBlue Airways
0.50%, 04/01/26	476	441
Liberty Media
2.38%, 09/30/53(A)	1,977	2,665
MARA Holdings
0.00%, 03/01/30(A)(F)	1,080	923
MicroStrategy
0.00%, 12/01/29(A)(F)	3,331	2,665
NCL
1.13%, 02/15/27	6,220	6,438
PennyMac
8.50%, 06/01/29(A)	910	892

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

CONVERTIBLE BONDS — continued
	Face Amount (000)	Fair Value (000)
PG&E
4.25%, 12/01/27	$6,287	$6,818
Redwood Trust
7.75%, 06/15/27	3,643	3,566
RWT Holdings
5.75%, 10/01/25	338	335
Sarepta Therapeutics
1.25%, 09/15/27	6,250	6,862
Southern
4.50%, 06/15/27(A)	6,279	6,533
TXNM Energy
5.75%, 06/01/54(A)	6,250	7,236
Wayfair
3.50%, 11/15/28	5,727	7,130
WEC Energy Group
4.38%, 06/01/29(A)	6,190	6,664
		115,043
TOTAL CONVERTIBLE BONDS
(Cost $135,754) (000)		137,874

PURCHASED SWAPTIONS — 0.8%
	Contracts
PURCHASED SWAPTIONS
Total Purchased Swaptions(H) (Cost $–) (000)	3,100,000,000	$15,384

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

PREFERRED STOCK — 0.5%
	Shares	Fair Value (000)
UNITED STATES — 0.5%
Albemarle, 7.250%	57,550	$2,342
Banc of California, 7.750%	7,300	178
Brookfield Property Partners, 6.250%	16,432	253
Chart Industries, 6.750%	95,720	6,746
MFA Financial, 6.500%	2,275	56
New York Mortgage Trust, 6.875%	33,925	758
New York Mortgage Trust, 7.875%	822	20
PennyMac Mortgage Investment Trust, 6.750%	500	9
Rithm Capital, 6.375%	350	9
TPG RE Finance Trust, 6.250%	13,053	236

TOTAL PREFERRED STOCK
(Cost $8,800) (000)		10,607

PURCHASED OPTIONS — 0.4%
	Contracts
PURCHASED OPTIONS
Total Purchased Options(H) (Cost $7,584) (000)	699	$7,054

U.S. TREASURY OBLIGATION — 0.2%
	Face Amount (000)
U.S. Treasury Note
4.625%, 06/15/27	$5,000	5,042

TOTAL U.S. TREASURY OBLIGATION
(Cost $5,089) (000)		5,042

SHORT-TERM INVESTMENT — 25.8%
	Shares
BlackRock Cash Funds Treasury Fund - Institutional Shares
4.430%(I)	514,928,282	514,928

TOTAL SHORT-TERM INVESTMENT
(Cost $514,928) (000)		514,928

TOTAL INVESTMENTS — 182.9%
(Cost $3,591,022) (000)		$3,650,636

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

SECURITIES SOLD SHORT
CORPORATE OBLIGATIONS — (0.4)%
	Face Amount (000)	Fair Value (000)
UNITED STATES — (0.4)%
Cleveland-Cliffs
6.750%, 04/15/30 (A)	$(2,874)	$(2,811)
Embecta
5.000%, 02/15/30 (A)	(914)	(842)
Guitar Center
8.500%, 01/15/26 (A)	(1,288)	(1,095)
Organon
5.125%, 04/30/31 (A)	(1,826)	(1,641)
Service Properties Trust
4.375%, 02/15/30	(2,239)	(1,689)

		(8,078)
TOTAL CORPORATE OBLIGATIONS
(Proceeds $(8,206)) (000)		(8,078)

U.S. TREASURY OBLIGATION — (1.0)%

U.S. Treasury Note
4.625%, 06/15/27	(20,000)	(20,168)

Total U.S. Treasury Obligation
(Proceeds $(20,122)) (000)		(20,168)

COMMON STOCK — (3.2)%
	Shares
CANADA — (0.1)%
Shopify, Cl A*	(12,021)	(1,278)

CHINA — (0.2)%
JD.com ADR	(79,991)	(2,773)
Trip.com Group ADR*	(30,771)	(2,113)

		(4,886)
SINGAPORE — (0.2)%
Sea ADR*	(47,989)	(5,092)

UNITED STATES — (2.7)%
Akamai Technologies*	(15,330)	(1,466)
Albemarle	(20,880)	(1,797)
Bloom Energy, Cl A*	(75,328)	(1,673)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

COMMON STOCK — continued
	Shares	Fair Value (000)
UNITED STATES — (continued)
Chart Industries*	(31,237)	$(5,961)
CMS Energy	(11,145)	(743)
Coinbase Global, Cl A*	(3,010)	(748)
Core Scientific*	(156,838)	(2,204)
Dexcom*	(10,418)	(811)
DraftKings, Cl A*	(26,029)	(968)
Duke Energy	(20,037)	(2,159)
Etsy*	(23,288)	(1,232)
Exact Sciences*	(24,847)	(1,396)
Federal Realty Investment Trust	(11,133)	(1,246)
FirstEnergy	(35,759)	(1,422)
Ford Motor	(117,494)	(1,163)
Live Nation Entertainment*	(16,534)	(2,141)
MARA Holdings*	(31,253)	(524)
MicroStrategy, Cl A*	(3,073)	(890)
Norwegian Cruise Line Holdings*	(96,625)	(2,486)
PG&E	(150,356)	(3,034)
Sarepta Therapeutics*	(28,572)	(3,474)
Southern	(27,221)	(2,241)
TXNM Energy	(122,295)	(6,013)
Wayfair, Cl A*	(97,308)	(4,313)
WEC Energy Group	(34,356)	(3,231)

		(53,336)
TOTAL COMMON STOCK
(Proceeds $(61,948)) (000)		(64,592)

TOTAL SECURITIES SOLD SHORT — (4.6)%
(Proceeds $(90,276)) (000)		$(92,838)

WRITTEN SWAPTIONS — (0.9)%
	Contracts
Total Written Swaptions(H) (Premiums Received $–) (000)	(2,416,000,000)	$(18,794)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

^	Amount rounds to less than $1(000).
*	Non-income producing security.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." On December 31, 2024, the value of these securities amounted $906,393 (000) and represented 45.4% of net assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Security, or a portion thereof, has been pledged as collateral on reverse repurchase agreements. The total market value of such securities as of December 31, 2024 was 117,536 ($ Thousands).
(D)	Step Bonds - The rate reflected on the Consolidated Schedule of Investments is the effective yield on December 31, 2024. The coupon on a step bond changes on a specified date.
(E)	No rate available.
(F)	Zero Coupon Security.
(G)	Security in default on interest payments.
(H)	Refer to table below for details on Options Contracts.
(I)	Rate shown is the 7-day effective yield as of December 31, 2024. The BlackRock Cash Funds Treasury Fund's financial statements are available on the SEC's website at https://www.sec.gov.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

Open exchange traded options contracts held by the Fund at December 31, 2024 are as follows:

PURCHASED OPTIONS — 0.0%
	Number of Contracts	Notional Amount (000)	Strike Price	Expiration Date	Fair Value (000)
CALL OPTIONS
UNITED STATES — 0.0%
10 Year U.S. Treasury Long Bond Future Option	500	$52,375	$112.00	01/24/25	$31
					31
PUT OPTIONS
UNITED STATES — 0.0%
S&P 500 Annual Dividend Index	198	11,604	590.00	03/21/25	293
					293
Total Purchased Options					324

Open OTC options contracts held by the Fund at December 31, 2024 are as follows:

PURCHASED OPTION — 0.4%
	Counterparty	Number of Contracts	Notional Amount (000)	Strike Price	Expiration Date	Fair Value (000)
CALL OPTIONS
UNITED STATES — 0.4%
Convexity Dispersion Basket Option, Strike Price 14.09%(1)	Goldman Sachs	1	$50,000	14.09%	12/19/25	$6,730
Total Purchased Options						$6,730

(1) A long volatility exposure that earns a daily coupon derived from the volatility of the underlying names in a basket of GS risk recycled single stocks.

	Top Underlying Components	Notional	Percentage of Notional
Equity	BNP Paribas SA	$391,686	5.82%
	Bayerische Motoren Werke AG	360,055	5.35%
	Stellantis NV	296,793	4.41%
	Tenet Healthcare Corp	251,029	3.73%
	Datadog Inc	238,915	3.55%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

Top Underlying Components	Notional	Percentage of Notional
ROBLOX Corp	$214,687	3.19%
Dexcom Inc	212,668	3.16%
LVMH MOET HENNESSY LOUIS VUITTON	207,957	3.09%
Jabil Inc	206,611	3.07%
JPMorgan Chase & Co	199,208	2.96%
Trade Desk Inc	197,189	2.93%
BASF SE	195,170	2.90%
Bank of America Corp	188,440	2.80%
Anglo American PLC	181,037	2.69%
Lonza Group AG	177,672	2.64%
Archer-Daniels-Midland Co	174,980	2.60%
CIE FINANCIERE RICHEMO-A REG	172,961	2.57%
Regions Financial Corp	167,577	2.49%
Garmin Ltd	164,212	2.44%
UniCredit SpA	162,193	2.41%
CDW Corp	158,828	2.36%
GoDaddy Inc	155,463	2.31%
KeyCorp	152,771	2.27%
PETROLEO BRASILEIRO-SPON ADR	151,425	2.25%
Advanced Micro Devices Inc	148,733	2.21%
Dynatrace Inc	146,714	2.18%
Newmont Corp	146,041	2.17%
Atlassian Corp	143,349	2.13%
Shopify Inc	142,676	2.12%
Banca Monte dei Paschi di Siena SpA	139,984	2.08%
Netflix Inc	138,638	2.06%
Airbnb Inc	137,292	2.04%
Alcoa Corp	134,600	2.00%
Doordash Inc	129,216	1.92%
Gitlab Inc	119,121	1.77%
Roku Inc	117,775	1.75%
Monday.com Ltd	105,661	1.57%

A list of over the counter swaptions contracts for the Fund at December 31, 2024, is as follows:
Description	Counterparty	Number of Contracts/ Notional Amount (Thousands)	Strike Price	Expiration Date	Value (Thousands)
PURCHASED SWAPTIONS — 0.8%
Call Swaptions
Swaption Receiver	Nomura	$1,000,000	2.81%	10/05/2026	$(3,867)

Put Swaptions
Swaption Payer	Nomura	$100,000	3.37%	10/05/2026	$12,426
Swaption Payer	Nomura	2,000,000	3.60%	04/04/2025	6,825

		2,100,000			19,251
Total Purchased Swaptions		$3,100,000			$15,384

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

A list of over the counter swaptions contracts for the Fund at December 31, 2024, is as follows:
Description	Counterparty	Number of Contracts/ Notional Amount (Thousands)	Strike Price	Expiration Date	Value (Thousands)
WRITTEN SWAPTIONS — (0.9)%
Put Swaptions
Swaption Payer	Nomura	$(416,000)	3.54%	10/05/2026	$(14,483)
Swaption Payer	Nomura	(2,000,000)	4.00%	04/04/2025	(4,311)

Total Written Swaptions		$(2,416,000)			$(18,794)

Open futures contracts held by the Fund at December 31, 2024 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation(000)
Long Contracts
S&P 500 Annual Dividend Index	1,605	Dec-2026	$29,993	$31,097	$1,104

Short Contracts
U.S. 2-Year Treasury Note	(7,486)	Mar-2025	$(1,539,718)	$(1,539,192)	$526
U.S. 10-Year Treasury Note	(10,444)	Mar-2025	(1,152,444)	(1,135,785)	16,659
U.S. Ultra Long Treasury Bond	(48)	Mar-2025	(6,019)	(5,707)	312
			(2,698,181)	(2,680,684)	17,497
			$(2,668,188)	$(2,649,587)	$18,601

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

Open forward foreign currency contracts held by the Fund at December 31, 2024 is as follows:

Counterparty	Settlement Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Appreciation/ (Depreciation) (000)
State Street	01/17/25	GBP	11,459	USD	14,872	$528
State Street	01/17/25	EUR	2,750	USD	2,918	67
State Street	01/17/25	USD	7,020	GBP	5,409	(248)
						$347

Open centrally cleared swap contracts held by the Fund at December 31, 2024 are as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)	Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
3.921%	SOFR	Annually	10/30/2026	USD	23,903	$103	$6	$97
3.921%	SOFR	Annually	10/30/2026	USD	2,625	11	–	11
3.831%	SOFR	Annually	10/30/2027	USD	21,000	160	5	155
3.831%	SOFR	Annually	10/30/2027	USD	22,974	176	8	168
3.787%	SOFR	Annually	10/30/2028	USD	14,063	153	10	143
3.787%	SOFR	Annually	10/30/2028	USD	14,418	156	3	153
3.769%	SOFR	Annually	10/30/2029	USD	7,464	101	1	100
3.769%	SOFR	Annually	10/30/2029	USD	16,576	225	6	219
3.764%	SOFR	Annually	10/30/2030	USD	77	1	–	1
3.771%	SOFR	Annually	10/30/2031	USD	154	3	–	3
3.781%	SOFR	Annually	10/30/2032	USD	2,347	47	3	44
3.802%	SOFR	Annually	10/30/2034	USD	170	4	–	4
3.833%	SOFR	Annually	10/30/2036	USD	161	4	–	4
3.867%	SOFR	Annually	10/30/2039	USD	894	26	(1)	27
3.862%	SOFR	Annually	10/30/2044	USD	451	16	–	16
3.799%	SOFR	Annually	10/30/2049	USD	352	13	(1)	14
						$1,199	$40	$1,159

Open OTC swap contracts held by the Fund at December 31, 2024 are as follows:

Credit Default Swap
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (000)	Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase	Cleveland-Cliffs	Buy	5.00%	Quarterly	12/20/2029	$990	$90	$(72)	$162

.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

Total Return Swaps
Counterparty	Reference Entity/ Obligation		Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)^	Fair Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
Bank of America	BABXRPFB INDEX	**	0.00%	TOTAL RETURN	Quarterly	01/06/25	USD	117,543	$(192)	$–	$(192)
Bank of America	BABXRPFV INDEX	**	0.00%	TOTAL RETURN	Quarterly	01/21/25	USD	48,933	704	–	704
Bank of America	BAESFSGR INDEX	**	0.10%	TOTAL RETURN	Quarterly	07/31/25	USD	93,059	(1,851)	–	(1,851)
Bank of America	BAFXCAVE INDEX	**	0.00%	TOTAL RETURN	Quarterly	09/22/25	USD	90,584	80	–	80
Bank of America	MLEIERUS INDEX	**	0.10%	TOTAL RETURN	Quarterly	12/04/25	USD	50,367	(2,280)	–	(2,280)
BNP Paribas	BNPUMFRL INDEX	**	SOFR +0.60%	TOTAL RETURN	Quarterly	05/06/25	USD	106,648	(6,079)	–	(6,079)
BNP Paribas	BNPUMFRS INDEX	**	TOTAL	SOFR -0.05%	Quarterly	05/06/25	USD	102,658	3,258	–	3,258
BNP Paribas	BPFXMRGU INDEX	**	0.10%	TOTAL RETURN	Quarterly	09/18/25	USD	39,386	(144)	–	(144)
CIBC Bank	CIBQC01E INDEX	**	0.30%	TOTAL RETURN	Quarterly	08/27/25	USD	67,320	(1,430)	–	(1,430)
Deutsche Bank	DBGNLASU INDEX	**	0.00%	TOTAL RETURN	Quarterly	01/29/25	USD	47,258	(452)	–	(452)
Deutsche Bank	DBTIDUS5 INDEX	**	0.00%	TOTAL RETURN	Quarterly	08/08/25	USD	92,439	(272)	–	(272)
Goldman Sachs	GSCBEJFB INDEX	**	SOFR +0.35%	TOTAL RETURN	N/A	01/03/28	USD	129,624	(69)	–	(69)
Goldman Sachs	GSCBFSGR INDEX	**	TOTAL	SOFR -0.10%	Quarterly	12/06/27	USD	73,530	5,069	–	5,069
Goldman Sachs	GSCBFSVA INDEX	**	SOFR +0.30%	TOTAL RETURN	Quarterly	12/06/27	USD	98,779	(7,824)	–	(7,824)
Goldman Sachs	GSUCFSH4 INDEX	**	TOTAL RETURN	FED FUNDS -0.88%	Annually	01/13/25	USD	98,630	1,123	–	1,123
Goldman Sachs	GSUCFSI4 INDEX	**	FED FUNDS +0.66%	TOTAL RETURN	Annually	01/13/25	USD	120,251	(133)	–	(133)
Goldman Sachs	GSVISK1D INDEX	**	0.00%	TOTAL RETURN	Quarterly	08/08/25	USD	56,543	615	–	615
Goldman Sachs	GSXAF21F INDEX	**	-0.20%	TOTAL RETURN	Quarterly	11/18/25	USD	95,500	1,947	–	1,947
Goldman Sachs	SPSIRBKT INDEX	**	TOTAL RETURN	SOFR -0.20%	N/A	11/30/27	USD	104,322	12	–	12
JPMorgan Chase	JMABNPMF INDEX	**	0.20%	TOTAL RETURN	Quarterly	04/02/25	USD	53,468	(72)	–	(72)
JPMorgan Chase	IBOXHY INDEX		TOTAL RETURN	SOFR	N/A	03/20/25	USD	13,450	(781)	49	(830)
JPMorgan Chase	IBOXHY INDEX		TOTAL RETURN	SOFR	N/A	06/20/25	USD	13,450	70	138	(68)
JPMorgan Chase	IBOXLLTR INDEX		SOFR	TOTAL RETURN	Quarterly	06/20/25	USD	4,929	(9)	(49)	40
Macquarie Bank Limited	MQIS311 INDEX	**	0.25%	TOTAL RETURN	Quarterly	03/25/25	USD	109,806	(4)	–	(4)
Morgan Stanley	MSQSPB12 INDEX	**	0.00%	TOTAL RETURN	Quarterly	11/11/26	USD	78,630	181	–	181
Nomura	NMSY2RNU INDEX	**	0.15%	TOTAL RETURN	Quarterly	07/31/25	USD	74,878	534	–	534
Societe Generale	SGIXVR2U INDEX	**	SOFR	TOTAL RETURN	N/A	04/08/25	USD	49,384	1,962	–	1,962
UBS	UBCSBSB2 INDEX	**	0.00%	TOTAL RETURN	Monthly	08/27/25	USD	294,609	(6)	–	(6)
								2,325,978	$(6,043)	$138	$(6,181)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

^ Notional amounts for OTC swaps are listed in their local currency.

** The following tables represent the individual underlying components comprising the Index Basket Swaps at December 31, 2024.

**BABXRPFB Index: A commodity multi-factor basket of eight strategies targeting four factors: Carry, Liquidity, Relative Value, and Value.

	Top Underlying Components	Notional	Percentage of Notional
Future	Gold 100 oz Futures April 25	$16,641,915	14.18%
	Gold 100 oz Futures February 25	(16,641,915)	-14.18%
	Brent Crude Futures March 25	(10,158,831)	-8.66%
	Coffee 'C' Futures July 25	9,346,726	7.96%
	WTI Crude Futures May25	(8,524,651)	-7.26%
	WTI Crude Futures July 25	8,509,645	7.25%
	Natural Gas Futures June 25	7,915,342	6.75%
	Soybean Oil Futures March 25	(7,319,031)	-6.24%
	Corn Futures July 25	7,210,409	6.14%
	Live Cattle Futures February 25	(6,921,930)	-5.90%
	Copper Futures July 25	6,650,865	5.67%
	Copper Futures May 25	(6,640,978)	-5.66%
	Gasoline RBOB Future February 25	6,589,724	5.62%
	Natural Gas Futures May 25	(6,512,509)	-5.55%
	Natural Gas Futures July 25	6,394,995	5.45%
	Soybean Futures July 25	6,149,758	5.24%
	LME PRI Alum Futures April 25	5,942,214	5.06%
	Coffee 'C' Futures May 25	(5,910,368)	-5.04%
	Soybean Meal Futures July 25	5,780,526	4.93%
	Natural Gas Futures April 25	(5,463,125)	-4.66%
	WTI Crude Futures February 25	(5,086,200)	-4.33%
	WTI Crude Futures March 25	(4,997,921)	-4.26%
	WTI Crude Futures April 25	4,852,845	4.14%
	Brent Crude Futures July 25	4,365,804	3.72%
	Brent Crude Futures June 25	(4,302,472)	-3.67%
	Brent Crude Futures April 25	4,297,929	3.66%
	LME Copper Futures March 25	(3,863,013)	-3.29%
	LME Copper Futures April 25	3,755,752	3.20%
	LME Zinc Futures April 25	3,728,575	3.18%
	Coffee 'C' Futures March 25	(3,661,162)	-3.12%
	Soybean Oil Futures July 25	3,601,666	3.07%
	NY Harb ULSD Futures February 25	3,523,933	3.00%
	Corn Futures December 25	(3,375,257)	-2.88%
	Live Cattle Futures June 25	3,361,012	2.86%
	LME PRI Alum Futures March 25	(3,258,867)	-2.78%
	Cattle Feeder Futures March 25	(3,189,791)	-2.72%
	Low SU Gasoil G May 25	(3,071,176)	-2.62%
	Soybean Futures November 25	(2,877,243)	-2.45%
	LME PRI Alum Futures February 25	(2,793,870)	-2.38%
	LME PRI Alum Futures May 25	(2,745,654)	-2.34%
	LME PRI Alum Futures July 25	2,743,235	2.34%
	Lean Hogs Futures April 25	(2,468,014)	-2.10%
	NY Harb ULSD Futures April 25	2,435,985	2.08%
	Corn Futures March 25	(2,380,834)	-2.03%
	NY Harb ULSD Futures May 25	(2,296,075)	-1.96%
	LME Copper Futures February 25	2,181,482	1.86%
	White Sugar (ICE) March 25	2,181,482	1.86%
	Copper Futures March 25	(2,181,482)	-1.86%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	Mill Wheat Euro Futures March 25	$(2,181,482)	-1.86%
	Sugar #11 (World) March 25	(2,181,482)	-1.86%
	Lean Hogs Futures June 25	2,100,194	1.79%
	LME Zinc Futures March 25	(2,039,220)	-1.74%
	Sugar #11 (World) July 25	2,036,354	1.74%
	Sugar #11 (World) May 25	(2,006,271)	-1.71%
	Soybean Meal Futures May 25	(1,866,869)	-1.59%
	Live Cattle Futures April 25	1,795,728	1.53%
	Low SU Gasoil G March 25	(1,790,398)	-1.53%
	LME Zinc Futures July 25	1,764,729	1.50%
	LME Zinc Futures May 25	(1,762,260)	-1.50%
	Wheat Futures (CBT) July 25	1,755,315	1.50%
	LME Zinc Futures February 25	(1,750,320)	-1.49%
	Low SU Gasoil G April 25	1,728,467	1.47%
	Live Cattle Futures August 25	1,684,118	1.44%
	Low SU Gasoil G July 25	1,563,506	1.33%
	Canola Futures (WCE) March 25	1,527,110	1.30%
	Low SU Gasoil G February 25	1,510,562	1.29%
	Gasoline RBOB Futures March 25	(1,478,930)	-1.26%
	Lean Hogs Futures February 25	(1,454,304)	-1.24%
	Rapeseed Euro February 25	(1,424,866)	-1.21%
	LME Nickel Futures July 25	1,409,781	1.20%
	LME Nickel Futures May 25	(1,409,368)	-1.20%
	NY Harb ULSD Futures March 25	(1,354,240)	-1.15%
	Gasoline RBOB Futures June 25	1,251,847	1.07%
	Gasoline RBOB Futures May 25	(1,243,021)	-1.06%
	Gasoline RBOB Futures July 25	1,239,851	1.06%
Currency	Euro Spot	(3,606,348)	-3.07%
	Canadian Dollar Spot	1,527,110	1.30%

**BABXRPFV Index: A commodity volatility multi-factor basket of four commodity strategies with equally weighted risk contributions targeting three factors: Vol Carry, Vol Hedging, and Relative Value Volatility.

	Top Underlying Components	Notional	Percentage of Notional
Future	WTI Crude Futures Jan25	$9,908,432	19.96%
	LME Copper Futures February 25	(6,113,110)	-12.32%
	Wheat Futures (CBT) March 25	5,666,833	11.42%
	Brent Crude Futures March 25	(3,904,108)	-7.87%
	LME Copper Futures January 25	(3,814,679)	-7.69%
	Corn Futures March 25	3,341,852	6.73%
	WTI Crude Futures February 25	3,149,838	6.35%
	LME Copper Futures December 24	(2,764,418)	-5.57%
	WTI Crude Futures March 25	2,758,354	5.56%
	Brent Crude Futures February 25	(2,411,890)	-4.86%
	LME Copper Futures March 25	(1,216,141)	-2.45%
	Brent Crude Futures April 25	(486,739)	-0.98%
	Gold 100 oz Futures February 25	(437,077)	-0.88%
	WTI Crude Futures April 25	317,502	0.64%
Option	Put Option on CRUDE OIL OPT IPE Mar25P 73	(597,537)	-1.20%
	Put Option on WHEAT FUTURE OPTN Mar25P 590	534,737	1.08%
	Put Option on WHEAT FUTURE OPTN Mar25P 600	492,904	0.99%
	Put Option on CRUDE OIL FUT OPT Apr25P 68	483,750	0.97%
	Put Option on CRUDE OIL OPT IPE Apr25P 75	(430,285)	-0.87%
	Put Option on CRUDE OIL OPT IPE Mar25P 76	(416,331)	-0.84%
	Call Option on CRUDE OIL FUT OPT Apr25C 68	416,065	0.84%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	Put Option on CRUDE OIL FUT OPT Mar25P 71	$407,311	0.82%
	Call Option on CORN FUTURE OPTN Mar25C 420	(404,508)	-0.81%
	Call Option on CORN FUTURE OPTN Mar25C 430	(403,043)	-0.81%
	Put Option on CRUDE OIL OPT IPE May25P 72	(385,968)	-0.78%
	Call Option on CRUDE OIL OPT IPE Mar25C 73	(383,918)	-0.77%
	Put Option on CRUDE OIL OPT IPE Apr25P 73	(374,643)	-0.75%
	Put Option on CRUDE OIL FUT OPT Mar25P 69	374,602	0.75%
	Put Option on COPPER LME OPT Feb25P 9600	(342,099)	-0.69%
	Put Option on CRUDE OIL OPT IPE Apr25P 72	(332,704)	-0.67%
	Put Option on CORN FUTURE OPTN Mar25P 430	(323,756)	-0.65%
	Call Option on CRUDE OIL OPT IPE May25C 72	(322,583)	-0.65%
	Put Option on CRUDE OIL FUT OPT Feb25P 69	317,361	0.64%
	Put Option on CORN FUTURE OPTN Mar25P 440	(311,812)	-0.63%
	Put Option on CRUDE OIL OPT IPE Feb25P 77	(306,990)	-0.62%
	Put Option on CRUDE OIL FUT OPT Jan25P 75	292,241	0.59%
	Put Option on CRUDE OIL OPT IPE Apr25P 74	(291,861)	-0.59%
	Call Option on CRUDE OIL OPT IPE Apr25C 72	(281,992)	-0.57%
	Call Option on CRUDE OIL OPT IPE Apr25C 70	(272,179)	-0.55%
	Put Option on CRUDE OIL OPT IPE Mar25P 78	(255,029)	-0.51%
	Call Option on CRUDE OIL FUT OPT Mar25C 69	252,432	0.51%
	Put Option on CRUDE OIL FUT OPT Jan25P 74	251,625	0.51%
	Call Option on CRUDE OIL OPT IPE Apr25C 73	(247,464)	-0.50%
	Call Option on CRUDE OIL OPT IPE Apr25C 71	(241,885)	-0.49%
	Put Option on CRUDE OIL FUT OPT Feb25P 72	231,763	0.47%
	Put Option on CRUDE OIL FUT OPT Jan25P 73	230,821	0.47%
	Put Option on CRUDE OIL FUT OPT Apr25P 69	227,574	0.46%
	Put Option on CRUDE OIL OPT IPE Apr25P 71	(222,139)	-0.45%
	Put Option on CRUDE OIL FUT OPT Mar25P 70	221,777	0.45%
	Put Option on WHEAT FUTURE OPTN Mar25P 610	208,965	0.42%

**BAESFSGR Index: A strategy that seeks to participate in modest up and down market moves by selling short dated, deep out-of-the-money calls and purchasing longer dated calls and delta replicated calls, while simultaneously selling short dated puts to buy delta-replicated longer dated puts.

	Top Underlying Components	Notional	Percentage of Notional
Future	S&P 500 E-Mini Futures March 25	$91,272,066	100.05%
Currency	US Dollar Spot	(9,406,521)	-10.31%
Option	January 25 Calls on SPX	(109,819)	-0.12%
	January 25 Puts on SPX	61,900	0.07%

**BAFXCAVE Index: An FX multi-factor basket of 4 equally weighted FX strategies: Cross-Sectional Carry Emerging Markets, Defensive Carry, PPP Value G10 and PPP Value Emerging Markets.

	Top Underlying Components	Notional	Percentage of Notional
FX Contract	INR Non-Deliverable Forward Points 2 Month	$20,830,380	22.98%
	Swiss Franc 2 Month	(19,141,732)	-21.11%
	Japanese Yen 2 Month	15,958,665	17.60%
	Singapore Dollar 2 Month	(15,825,520)	-17.45%
	IDR Non-Deliverable Forward Points 2 Month	13,726,856	15.14%
	PHP Onshore Points 2 Month	11,453,331	12.63%
	Australian Dollar 2 Month	(10,411,734)	-11.48%
	Euro 2 Month	9,890,387	10.91%
	KRW Onshore Points 2 Month	(9,100,433)	-10.04%
	Thai Baht 2 Month	7,330,573	8.09%
	Czech Koruna 2 Month	(6,486,468)	-7.15%
	COP Ndf Points 2 Month	5,999,061	6.62%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	CNH Fwd Points 2 Month	$(3,862,875)	-4.26%
	New Zealand Dollar 2 Month	(2,435,879)	-2.69%
	Taiwan Dollar 2 Month	(2,317,227)	-2.56%
	Polish Zloty 2 Month	(1,810,502)	-2.00%
	BRL Fwd Points 2 Month	1,781,601	1.97%
	New Romanian Leu 2 Month	1,762,884	1.94%
	Norwegian Krone 2 Month	(1,633,441)	-1.80%
	CLP Ndf Points 2 Month	(1,463,372)	-1.61%
	S. African Rand 2 Month	1,407,424	1.55%
	Swedish Krona 2 Month	(1,204,838)	-1.33%
	Hungarian Forint 2 Month	(1,040,176)	-1.15%
	Mexican Peso 2 Month	1,013,990	1.12%
	British Pound 2 Month	804,412	0.89%
	Israeli Shekel 2 Month	(795,435)	-0.88%
	PEN Fwd Points 2 Month	(775,289)	-0.86%
	Canadian Dollar 2 Month	(11,332)	-0.01%

**MLEIERUS Index: The strategy sells short-dated (1w) out-of-the-money put options on the S&P 500 to fund the purchase of longer dated (1y) out-of-the-money call options on the S&P 500.

	Top Underlying Components	Notional	Percentage of Notional
Option	USD Cash	$42,422,828	88.21%
	April 25 Calls on SPX	791,852	1.65%
	January 25 Calls on SPX	728,071	1.51%
	August 25 Calls on SPX	624,358	1.30%
	February 25 Calls on SPX	549,604	1.14%
	September 25 Calls on SPX	544,139	1.13%
	March 25 Calls on SPX	491,091	1.02%
	May 25 Calls on SPX	488,753	1.02%
	June 25 Calls on SPX	412,724	0.86%
	November 25 Calls on SPX	398,425	0.83%
	January 25 Puts on SPX	(339,592)	-0.71%
	December 25 Calls on SPX	334,067	0.69%
	October 25 Calls on SPX	330,044	0.69%
	July 25 Calls on SPX	314,111	0.65%

**BNPUMFRL Index: An alpha oriented strategy using a propriety model to take long positions based on value, quality, and momentum factors.

	Top Underlying Components	Notional	Percentage of Notional
Equity	Verastem Inc	$363,585	0.36%
	Progyny Inc	324,928	0.32%
	OceanFirst Financial Corp	322,504	0.32%
	Ocwen Financial Corp	321,665	0.32%
	Heritage Financial Corp of Washington	321,642	0.32%
	Central Pacific Financial Corp	320,502	0.32%
	Renasant Corp	318,761	0.31%
	Berkshire Hills Bancorp Inc	318,149	0.31%
	First BanCorp/Puerto Rico	317,478	0.31%
	Customers Bancorp Inc	317,204	0.31%
	First Hawaiian Inc	317,178	0.31%
	Capital City Bank Group Inc	317,175	0.31%
	Westamerica BanCorp	317,156	0.31%
	HBT Financial Inc	317,103	0.31%
	Home Bancorp Inc	316,747	0.31%
	Baycom Corp	316,710	0.31%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	Hancock Whitney Corp	$316,614	0.31%
	Investar Holding Corp	316,400	0.31%
	Shore Bancshares Inc	316,332	0.31%
	Enterprise Financial Services Corp	316,237	0.31%
	Popular Inc	315,986	0.31%
	TrustCo Bank Corp	315,979	0.31%
	Pacific Premier Bancorp Inc	315,905	0.31%
	Midland States Bancorp Inc	315,550	0.31%
	Amalgamated Financial Corp	315,537	0.31%
	ChoiceOne Financial Services Inc	315,326	0.31%
	Stellar Bancorp Inc	315,164	0.31%
	Enterprise Bancorp Inc	315,065	0.31%
	Heritage Commerce Corp	315,013	0.31%
	TriCo Bancshares	314,604	0.31%
	CNB Financial Corp	314,524	0.31%
	Red River Bancshares Inc	314,318	0.31%
	Civista Bancshares Inc	314,153	0.31%
	1st Source Corp	313,894	0.31%
	Plumas Bancorp	313,817	0.31%
	Northrim Bancorp Inc	313,208	0.31%
	OFG Bancorp	313,102	0.31%
	First Financial Corp	312,667	0.31%
	Timberland Bancorp Inc	312,527	0.31%
	Oak Valley Bancorp	312,222	0.31%
	Chemung Financial Corp	312,215	0.31%
	First Busey Corp	311,730	0.31%
	LINKBANCORP Inc	311,559	0.31%
	Sierra Bancorp	310,730	0.31%
	Peoples Bancorp of North Carolina Inc	309,818	0.31%
	Inogen Inc	295,449	0.29%
	Alector Inc	287,742	0.28%
	Alignment Healthcare Inc	287,564	0.28%
	scPharmaceuticals Inc	286,807	0.28%
	MiMedx Group Inc	283,871	0.28%

**BNPUMFRS Index: An alpha oriented strategy using a propriety model to take short positions based on value, quality, and momentum factors.

	Top Underlying Components	Notional	Percentage of Notional
Equity	Quantum-Si Inc	$(318,272)	0.32%
	Homestreet Inc	(311,309)	0.31%
	New York Community Bancorp Inc	(309,945)	0.31%
	First Foundation Inc	(307,739)	0.31%
	Ponce Financial Group Inc	(305,184)	0.30%
	Coastal Financial Corp	(300,411)	0.30%
	NU Holdings Ltd	(299,314)	0.30%
	Washington Trust Bancorp Inc	(298,458)	0.30%
	Live Oak Bancshares Inc	(297,734)	0.30%
	Texas Capital Bancshares Inc	(297,678)	0.30%
	Orrstown Financial Services Inc	(297,526)	0.30%
	First Financial Northwest Inc	(297,260)	0.30%
	Northeast Bank	(297,015)	0.30%
	Banco Latinoamericano de Comercio Exterior S.A.	(296,894)	0.30%
	Blue Foundry Bancorp	(296,594)	0.30%
	Capitol Federal Financial Inc	(296,306)	0.30%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	Amerant Bancorp Inc	$(296,143)	0.30%
	Preferred Bank/Los Angeles CA	(296,025)	0.30%
	Merchants Bancorp	(295,506)	0.30%
	Bank of America Corp	(295,284)	0.29%
	JPMorgan Chase & Co	(295,092)	0.29%
	Independent Bank Group Inc	(295,035)	0.29%
	KeyCorp	(295,012)	0.29%
	Lakeland Financial Corp	(294,644)	0.29%
	TFS Financial Corp	(294,392)	0.29%
	Waterstone Financial Inc	(294,257)	0.29%
	Columbia Financial Inc	(294,106)	0.29%
	Glacier Bancorp Inc	(293,987)	0.29%
	Provident Bancorp Inc	(293,900)	0.29%
	Triumph Financial Inc	(293,818)	0.29%
	First Citizens BancShares Inc	(293,737)	0.29%
	Peoples Financial Services Corp	(293,635)	0.29%
	Bank of New York Mellon Corp	(293,508)	0.29%
	Midwestone Financial Group Inc	(293,470)	0.29%
	FB Financial Corp	(293,392)	0.29%
	Northern Trust Corp	(293,137)	0.29%
	Bankwell Financial Group Inc	(293,104)	0.29%
	Stock Yards Bancorp Inc	(293,093)	0.29%
	West BanCorp Inc	(292,823)	0.29%
	QCR Holdings Inc	(292,354)	0.29%
	First Financial Bankshares Inc	(292,024)	0.29%
	Alerus Financial Corp	(291,291)	0.29%
	Metrocity Bankshares Inc	(290,937)	0.29%
	California BanCorp	(290,873)	0.29%
	City Holding Co	(290,441)	0.29%
	ServisFirst Bancshares Inc	(289,641)	0.29%
	BancFirst Corp	(289,363)	0.29%
	Bancorp Inc	(288,938)	0.29%
	Park National Corp	(287,911)	0.29%
	Rocket Pharmaceuticals Inc	(265,036)	0.26%

**BPFXMRGU Index: This strategy aims to benefit from the tendency of FX rates of several G10 currency pairs to revert to their mean on the short-term by systematically taking long and short exposures in a basket of eight currency pairs.

	Top Underlying Components	Notional	Percentage of Notional
Currency	USD Cash	$36,402,239	92.76%
FX Contract	CAD USD 1 Month Forward	(8,816,800)	-22.47%
	NZD USD 1 Month Forward	7,740,678	19.73%
	AUD USD 1 Month Forward	4,898,354	12.48%
	NOK USD 1 Month Forward	(3,914,170)	-9.97%
	CHF USD 1 Month Forward	2,932,772	7.47%

**CIBQC01E Index: A cross-asset, mean reversion strategy that uses a aproprietary RSI signal to identify oversold and overbought assets, incroporating statistical screening to reduce false-positives in long/short selection and portfolio optimization to deliver a stable volatility profile.

	Top Underlying Components	Notional	Percentage of Notional
Currency	US Dollar Spot	$66,537,068	100.98%
Future	DAX Index Futures March 25	(6,718,852)	-10.20%
	LME PRI Alum Futures February 25	(6,602,213)	-10.02%
	Copper Futures March 25	6,573,057	9.98%
	LME Copper Futures February 25	6,546,905	9.94%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	LME Zinc Futures February 25	$(6,490,229)	-9.85%
	Cotton No.2 Futures March 25	6,451,384	9.79%
	Platinum Futures April 25	6,199,554	9.41%
	Coffee 'C' Futures March 25	(4,221,024)	-6.41%
	Cocoa Futures March 25	(2,385,730)	-3.62%

**DBGNLASU Index: A dynamic multi-factor, multi-style portfolio that is updated monthly to optimize the best 1 month forward return by using machine learning to select from over 100 factors in a beta, sector, and region neutral format.

	Top Underlying Components	Notional	Percentage of Notional
Currency	USD Cash	$48,902,212	104.48%
	US Dollar Spot	(9,940,953)	-21.24%
Index	Deutsche Bank Fed Funds Effective Rate Total Return Index	(4,018,393)	-8.59%
	JPY Overnight Rate (Mid) Index	(2,611,785)	-5.58%
	Deutsche Bank SONIA Total Return Index	(1,818,768)	-3.89%
	Deutsche Bank Canadian Dollar ON Index	(1,516,236)	-3.24%
	Deutsche Bank Australia Overnight Money Market TR Index	(902,968)	-1.93%
	DB Euro Overnight Rate Index	824,563	1.76%
	Deutsche Bank Swiss Overnight Money Market Index	577,778	1.23%
	Deutsche Bank Australia Overnight Money Market TR Index	(363,803)	-0.78%
	Deutsche Bank SORA TR INDEX	(281,177)	-0.60%
Equity	MicroStrategy Inc	(363,240)	-0.78%
	Vodafone Group PLC	348,060	0.74%
	Merck & Co Inc	335,337	0.72%
	Computershare Ltd	318,743	0.68%
	Altria Group Inc	314,580	0.67%
	Boeing Co/The	(312,066)	-0.67%
	Roku Inc	(305,242)	-0.65%
	Philip Morris International Inc	303,089	0.65%
	Shopify Inc	(300,496)	-0.64%
	Coinbase Global Inc	(298,423)	-0.64%
	Rivian Automotive Inc	(297,128)	-0.63%
	DraftKings Inc	(296,238)	-0.63%
	Inpex Corp	291,839	0.62%
	Kokusai Electric Corp	(291,542)	-0.62%
	Nokia Oyj	291,064	0.62%
	Kirin Holdings Co Ltd	290,770	0.62%
	Tokyo Gas Co Ltd	289,609	0.62%
	Brambles Ltd	288,375	0.62%
	Yangzijiang Shipbuilding Holdings Ltd	286,814	0.61%
	Lockheed Martin Corp	285,887	0.61%
	Subaru Corp	282,577	0.60%
	Bristol-Myers Squibb Co	280,965	0.60%
	NRG Energy Inc	277,696	0.59%
	Colgate-Palmolive Co	276,608	0.59%
	Cigna Group/The	275,831	0.59%
	Electronic Arts Inc	273,587	0.58%
	DaVita Inc	272,559	0.58%
	Block Inc	(271,989)	-0.58%
	EOG Resources Inc	271,763	0.58%
	Moderna Inc	(269,942)	-0.58%
	Suncor Energy Inc	264,706	0.57%
	Gilead Sciences Inc	262,896	0.56%
	Canon Inc	262,849	0.56%
	Mineral Resources Ltd	(262,458)	-0.56%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	Leidos Holdings Inc	$262,292	0.56%
	EQT Corp	(261,362)	-0.56%
	Imperial Brands PLC	260,906	0.56%
	Assurant Inc	259,960	0.56%
	Booking Holdings Inc	259,649	0.55%

**DBTIDUS5 Index: Seeks to capture intraday momentum in US equity markets by reacting rapidly to market volatility.

	Top Underlying Components	Notional	Percentage of Notional
Index	Deutsche Bank US Equity Dynamic Intraday Trend Index	$92,167,659	100.00%

**GSCBEJFB Index: A long basket of small to medium sized banks that are attractive M&A targets in order to take advantage of the impending consolidation cycle as well as select positions in specialty finance and fintech companies.

	Top Underlying Components	Notional	Percentage of Notional
Equity	First Horizon Corp	$9,951,905	7.68%
	Brookline Bancorp Inc	6,665,979	5.14%
	First Bancshares Inc/The	6,490,709	5.01%
	Wintrust Financial Corp	6,385,189	4.93%
	Veritex Holdings Inc	6,357,164	4.91%
	First Citizens BancShares Inc	6,338,845	4.89%
	NB Bancorp Inc	6,239,518	4.82%
	Rithm Capital Corp	5,306,962	4.10%
	Amerant Bancorp Inc	5,215,728	4.03%
	Ameris Bancorp	5,203,604	4.02%
	Pacific Premier Bancorp Inc	4,996,443	3.86%
	ConnectOne Bancorp Inc	4,830,433	3.73%
	Valley National Bancorp	4,655,314	3.59%
	Heritage Commerce Corp	4,616,028	3.56%
	Stellar Bancorp Inc	4,519,531	3.49%
	Premier Financial Corp	4,461,344	3.44%
	Comerica Inc	4,050,027	3.13%
	Banc of California Inc	3,975,042	3.07%
	First Bancorp/Southern Pines NC	3,878,022	2.99%
	Old Second Bancorp Inc	3,871,808	2.99%
	Axos Financial Inc	3,697,933	2.85%
	TriCo Bancshares	3,053,189	2.36%
	Flushing Financial Corp	3,020,759	2.33%
	Old National Bancorp	2,992,354	2.31%
	Firstsun Capital Bancorp	2,052,778	1.58%
	Homestreet Inc	1,871,978	1.44%
	Carter Bankshares Inc	1,394,265	1.08%
	Third Coast Bancshares Inc	1,307,862	1.01%
	HomeTrust Bancshares Inc	1,297,460	1.00%
	Bridgewater Bancshares Inc	873,599	0.67%

**GSCBFSGR Index: A short basket of stocks focused on growth companies selected from the S&P 1500.

	Top Underlying Components	Notional	Percentage of Notional
Equity	Pure Storage Inc	$(798,007)	1.16%
	Chefs' Warehouse Inc	(777,594)	1.13%
	ServiceNow Inc	(701,528)	1.02%
	TransDigm Group Inc	(700,979)	1.02%
	Lantheus Holdings Inc	(693,844)	1.01%
	Planet Fitness Inc	(689,664)	1.00%
	Inari Medical Inc	(687,632)	1.00%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	Grand Canyon Education Inc	$(686,251)	1.00%
	MSCI Inc	(683,097)	0.99%
	Crowdstrike Holdings Inc	(682,508)	0.99%
	Take-Two Interactive Software Inc	(680,553)	0.99%
	elf Beauty Inc	(680,432)	0.99%
	GE Vernova Inc	(676,887)	0.98%
	Palomar Holdings Inc	(675,800)	0.98%
	BlackLine Inc	(674,705)	0.98%
	New York Times Co	(670,503)	0.98%
	Appfolio Inc	(669,419)	0.97%
	Badger Meter Inc	(667,959)	0.97%
	Coca-Cola Consolidated Inc	(667,510)	0.97%
	Paylocity Holding Corp	(663,391)	0.97%
	Performance Food Group Co	(662,810)	0.96%
	Incyte Corp	(661,089)	0.96%
	Celsius Holdings Inc	(661,072)	0.96%
	Iridium Communications Inc	(659,728)	0.96%
	HealthEquity Inc	(656,633)	0.96%
	Federal Signal Corp	(655,547)	0.95%
	Bristol-Myers Squibb Co	(654,601)	0.95%
	Gaming and Leisure Properties Inc	(653,539)	0.95%
	Ventas Inc	(651,150)	0.95%
	Agree Realty Corp	(649,119)	0.94%
	IDACORP Inc	(646,422)	0.94%
	Catalyst Pharmaceuticals Inc	(645,461)	0.94%
	RB Global Inc	(644,807)	0.94%
	Itron Inc	(642,350)	0.93%
	Las Vegas Sands Corp	(641,443)	0.93%
	Duolingo Inc	(638,144)	0.93%
	Rexford Industrial Realty Inc	(637,623)	0.93%
	Howmet Aerospace Inc	(637,493)	0.93%
	Minerals Technologies Inc	(634,676)	0.92%
	Axon Enterprise Inc	(634,214)	0.92%
	Parker-Hannifin Corp	(631,333)	0.92%
	Texas Roadhouse Inc	(631,171)	0.92%
	Wynn Resorts Ltd	(628,480)	0.91%
	Trane Technologies PLC	(623,398)	0.91%
	Trupanion Inc	(619,203)	0.90%
	Potlatchdeltic Corp	(617,191)	0.90%
	Eaton Corp PLC	(615,880)	0.90%
	DigitalOcean Holdings Inc	(613,572)	0.89%
	Royal Gold Inc	(609,757)	0.89%
	Wingstop Inc	(609,605)	0.89%

**GSCBFSVA Index: A long basket of stocks focused on value companies selected from the S&P 1500.

	Top Underlying Components	Notional	Percentage of Notional
Equity	United Natural Foods Inc	$1,272,466	1.39%
	Jabil Inc	1,246,631	1.37%
	G-III Apparel Group Ltd	1,222,275	1.34%
	Whirlpool Corp	1,214,068	1.33%
	Fox Corp	1,209,933	1.33%
	Jazz Pharmaceuticals Plc	1,191,108	1.30%
	Dana Inc	1,190,368	1.30%
	Bread Financial Holdings Inc	1,172,616	1.28%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	Euronet Worldwide Inc	$1,156,723	1.27%
	Telephone and Data Systems Inc	1,154,288	1.26%
	Huntington Ingalls Industrie	1,147,285	1.26%
	TD SYNNEX Corp	1,129,515	1.24%
	Western Union Co	1,129,218	1.24%
	Paramount Global	1,128,475	1.24%
	Air Lease Corp	1,122,453	1.23%
	Avista Corp	1,120,277	1.23%
	Lear Corp	1,112,805	1.22%
	Everest Group Ltd	1,108,566	1.21%
	Reinsurance Group of America Inc	1,102,744	1.21%
	Vontier Corp	1,096,105	1.20%
	Solventum Corp	1,091,928	1.20%
	Ryder System Inc	1,089,244	1.19%
	Black Hills Corp	1,082,806	1.19%
	OFG Bancorp	1,080,443	1.18%
	Portland General Electric Co	1,080,419	1.18%
	ManpowerGroup Inc	1,078,068	1.18%
	EchoStar Corp	1,068,684	1.17%
	Bank OZK	1,067,751	1.17%
	Hilltop Holdings Inc	1,062,027	1.16%
	Simmons First National Corp	1,060,861	1.16%
	Scansource Inc	1,057,712	1.16%
	Schneider National Inc	1,056,440	1.16%
	Genworth Financial Inc	1,056,229	1.16%
	Vishay Intertechnology Inc	1,046,983	1.15%
	DXC Technology Co	1,044,287	1.14%
	ABM Industries Inc	1,041,238	1.14%
	NRG Energy Inc	1,040,804	1.14%
	MillerKnoll Inc	1,028,725	1.13%
	Bunge Global S.A.	1,025,558	1.12%
	American Woodmark Corp	1,023,998	1.12%
	O-I Glass Inc	1,011,353	1.11%
	Greif Inc	1,008,599	1.10%
	NOW Inc	1,000,356	1.10%
	National Storage Affiliates Trust	991,597	1.09%
	Kaiser Aluminum Corp	982,653	1.08%
	Masterbrand Inc	979,433	1.07%
	Ufp Industries Inc	976,318	1.07%
	Kennametal Inc	971,062	1.06%
	Voya Financial Inc	969,429	1.06%
	Apogee Enterprises Inc	967,432	1.06%
	Alpha Metallurgical Resources	962,482	1.05%
	Kroger Co	959,406	1.05%

**GSUCFSH4 Index: A long basket of low duration (2Y) investment grade bonds.

	Top Underlying Components	Notional	Percentage of Notional
Fixed Income	Chart Industries Inc	$(1,262,060)	1.29%
	AssuredPartners Inc	(1,241,457)	1.27%
	Bombardier Inc	(1,228,946)	1.26%
	Chobani LLC / Chobani Finance Corp Inc	(1,220,964)	1.25%
	Raising Cane's Restaurants LLC	(1,220,260)	1.25%
	KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc	(1,207,545)	1.24%
	Watco Cos LLC / Watco Finance Corp	(1,203,613)	1.23%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

Top Underlying Components	Notional	Percentage of Notional
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer	$(1,201,266)	1.23%
USI Inc	(1,195,788)	1.22%
Garda World Security Corp	(1,194,643)	1.22%
Blue Racer Midstream LLC / Blue Racer Finance Corp	(1,192,497)	1.22%
HUB International Ltd	(1,192,270)	1.22%
BellRing Brands Inc	(1,187,267)	1.22%
Kodiak Gas Services LLC	(1,186,933)	1.21%
Concentra Escrow Issuer Corp	(1,186,915)	1.21%
Howden UK Refinance PLC / Howden UK Refinance 2 PLC / Howden US Refinance LLC	(1,184,747)	1.21%
MGM China Holdings Ltd	(1,184,353)	1.21%
Elanco Animal Health Inc	(1,175,141)	1.20%
USA Compression Partners LP / USA Compression Finance Corp	(1,174,140)	1.20%
Six Flags Entertainment Corp	(1,169,765)	1.20%
Surgery Center Holdings Inc	(1,169,564)	1.20%
Light & Wonder International Inc	(1,165,882)	1.19%
SS&C Technologies Inc	(1,158,711)	1.19%
Viking Cruises Ltd	(1,158,662)	1.19%
Frontier Communications Holdings LLC	(1,154,592)	1.18%
Station Casinos LLC	(1,151,933)	1.18%
Tenet Healthcare Corp	(1,140,235)	1.17%
Churchill Downs Inc	(1,129,364)	1.16%
Coherent Corp	(1,115,287)	1.14%
Stagwell Global LLC	(1,113,177)	1.14%
GFL Environmental Inc	(1,112,298)	1.14%
Madison IAQ LLC	(1,112,259)	1.14%
Medline Borrower LP	(1,111,549)	1.14%
SeaWorld Parks & Entertainment Inc	(1,107,585)	1.13%
BroadStreet Partners Inc	(1,107,131)	1.13%
Encompass Health Corp	(1,105,479)	1.13%
PROG Holdings Inc	(1,102,745)	1.13%
MIWD Holdco II LLC / MIWD Finance Corp	(1,101,855)	1.13%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	(1,100,051)	1.13%
Compass Group Diversified Holdings LLC	(1,099,460)	1.13%
Nationstar Mortgage Holdings Inc	(1,099,394)	1.13%
NCR Voyix Corp	(1,098,085)	1.12%
AmWINS Group Inc	(1,096,449)	1.12%
Navient Corp	(1,096,405)	1.12%
Comstock Resources Inc	(1,091,700)	1.12%
Mavis Tire Express Services Topco Corp	(1,090,702)	1.12%
Calpine Corp	(1,090,473)	1.12%
Clarivate Science Holdings Corp	(1,084,689)	1.11%
Boyne USA Inc	(1,081,325)	1.11%
Performance Food Group Inc	(1,078,994)	1.10%
TGNR Intermediate Holdings LLC	(1,075,312)	1.10%
WR Grace Holdings LLC	(1,074,712)	1.10%
LCM Investments Holdings II LLC	(1,074,644)	1.10%
Outfront Media Capital LLC / Outfront Media Capital Corp	(1,073,933)	1.10%
Roller Bearing Co of America Inc	(1,073,036)	1.10%
HealthEquity Inc	(1,073,015)	1.10%
Brookfield Residential Properties Inc / Brookfield Residential US LLC	(1,071,258)	1.10%
Energizer Holdings Inc	(1,071,171)	1.10%
Primo Water Holdings Inc	(1,069,567)	1.09%
Reworld Holding Corp	(1,068,982)	1.09%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	Boyd Gaming Corp	$(1,068,537)	1.09%
	Post Holdings Inc	(1,066,410)	1.09%
	H&E Equipment Services Inc	(1,064,844)	1.09%
	Playtika Holding Corp	(1,059,182)	1.08%
	Dana Inc	(1,056,516)	1.08%
	Option Care Health Inc	(1,056,444)	1.08%
	ZoomInfo Technologies LLC/ZoomInfo Finance Corp	(1,052,125)	1.08%
	AdaptHealth LLC	(1,050,125)	1.07%
	Tronox Inc	(1,045,415)	1.07%
	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc	(1,044,990)	1.07%
	Goodyear Tire & Rubber Co/The	(1,043,632)	1.07%
	Thor Industries Inc	(1,041,789)	1.07%
	Sonic Automotive Inc	(1,038,996)	1.06%
	Suburban Propane Partners LP/Suburban Energy Finance Corp	(1,030,347)	1.05%
	ANGI Group LLC	(1,029,272)	1.05%
	Kennedy-Wilson Inc	(1,028,029)	1.05%
	Prestige Brands Inc	(1,015,676)	1.04%
	DaVita Inc	(1,006,202)	1.03%
	Chemours Co/The	(1,000,704)	1.02%
	Gap Inc/The	(997,309)	1.02%
	Valvoline Inc	(996,761)	1.02%
	Coinbase Global Inc	(980,541)	1.00%

**GSUCFSI4 Index: A short basket of 5y duration high yield bonds.

	Top Underlying Components	Notional	Percentage of Notional
Fixed Income	Piedmont Operating Partnership LP	$2,293,592	1.90%
	Weyerhaeuser Co	2,147,472	1.78%
	Ares Capital Corp	2,138,971	1.78%
	Transcontinental Gas Pipe Line Co LLC	2,110,985	1.75%
	Boston Properties LP	2,103,805	1.75%
	Capital One Financial Corp	2,100,835	1.74%
	Celanese US Holdings LLC	2,092,853	1.74%
	Concentrix Corp	2,090,135	1.74%
	CommonSpirit Health	2,086,821	1.73%
	Lloyds Banking Group PLC	2,078,750	1.73%
	Nomura Holdings Inc	2,071,959	1.72%
	Embraer Netherlands Finance BV	2,071,760	1.72%
	Algonquin Power & Utilities Corp	2,069,109	1.72%
	UBS AG/Stamford CT	2,062,239	1.71%
	Suzano International Finance BV	2,061,552	1.71%
	Ford Motor Credit Co LLC	2,056,207	1.71%
	NextEra Energy Capital Holdings Inc	2,048,732	1.70%
	Las Vegas Sands Corp	2,045,902	1.70%
	American Express Co	2,045,708	1.70%
	Global Payments Inc	2,043,093	1.70%
	Truist Financial Corp	2,040,858	1.69%
	PNC Financial Services Group Inc/The	2,039,149	1.69%
	Energy Transfer LP	2,037,598	1.69%
	Manufacturers & Traders Trust Co	2,034,139	1.69%
	South Bow USA Infrastructure Holdings LLC	2,027,179	1.68%
	GE HealthCare Technologies Inc	2,025,039	1.68%
	New Mountain Finance Corp	2,024,287	1.68%
	GLP Capital LP / GLP Financing II Inc	2,023,604	1.68%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	HCA Inc	$2,018,714	1.68%
	Pacific Gas and Electric Co	2,016,640	1.67%
	Rogers Communications Inc	2,014,814	1.67%
	Plains All American Pipeline LP / PAA Finance Corp	2,014,810	1.67%
	Santander Holdings USA Inc	2,014,792	1.67%
	HSBC Holdings PLC	2,013,842	1.67%
	Conagra Brands Inc	2,010,772	1.67%
	Tyson Foods Inc	2,008,239	1.67%
	Hewlett Packard Enterprise Co	2,006,732	1.67%
	VMware LLC	2,006,223	1.67%
	DuPont de Nemours Inc	2,004,395	1.66%
	Dominion Energy Inc	2,004,044	1.66%
	Dollar General Corp	2,004,016	1.66%
	Discover Financial Services	2,000,762	1.66%
	Omega Healthcare Investors Inc	1,999,335	1.66%
	Emera US Finance LP	1,998,860	1.66%
	Ally Financial Inc	1,996,485	1.66%
	Brighthouse Financial Inc	1,982,251	1.65%
	Air Lease Corp	1,974,705	1.64%
	T-Mobile USA Inc	1,961,509	1.63%
	Equinix Inc	1,951,407	1.62%
	JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl	1,926,404	1.60%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1,924,212	1.60%
	CDW LLC / CDW Finance Corp	1,920,537	1.59%
	Barclays PLC	1,908,979	1.58%
	Viatris Inc	1,903,052	1.58%
	Oaktree Specialty Lending Corp	1,900,657	1.58%
	KeyCorp	1,898,629	1.58%

**GSVISK1D Index: A strategy that seeks a systematic short exposure to the skew of the SPX Index by selling "expensive" OTM put options while purchasing "cheaper" OTM call options.

	Top Underlying Components	Notional	Percentage of Notional
Option	SPX European Call Option	$161,498,419	282.55%
	SPX EQ Forward	(117,366,636)	-205.34%
	SPX European Put Option	0	0.00%
Currency	USD Cash	1,387,769	2.43%

**GSXAF21F Index: A basket of Trend, Tail Reversion, and Carry strategies across Commodity, Equity, FX, and Rates exposures.

	Top Underlying Components	Notional	Percentage of Notional
Future	US 2YR Note (CBT) March 25	$(42,839,044)	-43.95%
	Jpn 10Y Bond(OSE) March 25	(24,966,058)	-25.61%
	3 Month Euro EURIBOR December 25	23,237,965	23.84%
	3 Month Euro EURIBOR March 26	23,234,388	23.84%
	3 Month Euro EURIBOR September 25	23,228,537	23.83%
	3 Month Euro EURIBOR June 26	23,224,863	23.83%
	3 Month Euro Euribor June 25	23,200,244	23.80%
	Euro-BTP Futures March 25	20,997,832	21.54%
	Euro-Bund Futures March 25	(14,513,067)	-14.89%
	US 5YR Note (CBT) March 25	(13,340,704)	-13.69%
	ICE 3 Month SONIA Futures June 26	(12,887,159)	-13.22%
	ICE 3 Month SONIA Futures March 26	(12,880,495)	-13.21%
	ICE 3 Month SONIA Futures December 25	(12,872,466)	-13.21%
	ICE 3 Month SONIA Futures September 25	(12,859,045)	-13.19%
	ICE 3 Month SONIA Futures June 25	(12,838,372)	-13.17%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	3 Month SOFR Futures December 25	$(12,617,725)	-12.94%
	3 Month SOFR Futures September 25	(12,616,945)	-12.94%
	3 Month SOFR Futures March 26	(12,615,853)	-12.94%
	3 Month SOFR Futures June 26	(12,612,648)	-12.94%
	3 Month SOFR Futures June 25	(12,607,110)	-12.93%
	Euro-Schatz Futures March 25	11,890,537	12.20%
	Long Gilt Futures March 25	(10,628,376)	-10.90%
	US 10Yr Note (CBT) March25	(8,032,559)	-8.24%
	Soybean Futures March 25	(6,333,657)	-6.50%
	S&P 500 E-Mini Futures March 25	6,260,152	6.42%
	SPI 200 Futures January 25	6,078,449	6.24%
	NASDAQ 100 E-MINI March 25	5,380,004	5.52%
	S&P/TSX 60 Index Futures March 25	4,980,601	5.11%
	CAC40 10 Euro Futures January 25	(4,935,270)	-5.06%
	Euro-BOBL Futures March 25	(4,661,868)	-4.78%
	Cotton No.2 Futures March 25	(4,598,482)	-4.72%
	TOPIX Index Futures March 25	4,125,353	4.23%
	Gold 100 oz Futures April 25	3,866,818	3.97%
	Gold 100 oz Futures February 25	3,866,818	3.97%
	Wheat Futures (CBT) March 25	(3,852,698)	-3.95%
	DAX Index Futures March 25	3,755,245	3.85%
	CAN 10 Year Bond Futures March 25	(3,425,401)	-3.51%
	Coffee 'C' Futures March 25	3,327,965	3.41%
	US Long Bond (CBT) March 25	(3,053,203)	-3.13%
	FTSE/MIB Index Futures March 25	3,025,111	3.10%
	AUST 10Y Bond Futures March 25	2,841,108	2.91%
	Euro-OAT Futures March 25	2,692,441	2.76%
	Corn Futures March 25	2,615,450	2.68%
	IBEX 35 Index Futures January 25	2,461,900	2.53%
	Cocoa Futures March 25	2,396,701	2.46%
	FTSE 100 Index Futures March 25	2,333,233	2.39%
	LME Nickel Futures March	(2,223,019)	-2.28%
	SWISS MKT Index Futures March 25	(2,146,761)	-2.20%
	LME Copper Futures March 25	(2,125,018)	-2.18%
	Soybean Meal Futures March 25	2,079,901	2.13%
	Euro STOXX 50 March 25	1,970,053	2.02%
	Kospi2 Idex Futures March 25	(1,833,707)	-1.88%
	Amsterdam Index Futures January 25	(1,705,575)	-1.75%
	LME Nickel Futures February 25	(1,600,664)	-1.64%
	Silver Futures March 25	1,543,048	1.58%
	WTI Crude Futures March 25	1,468,307	1.51%
	HANG SENG Index Futures January 25	1,231,244	1.26%
	HSCEI Futures January 25	1,228,175	1.26%
	Brent Crude Futures April 25	1,122,358	1.15%
	NY Harb ULSD Futures February 25	(1,091,294)	-1.12%
	KC HRW Wheat Futures March 25	(1,065,999)	-1.09%
	Sugar #11 (World) March 25	(1,051,956)	-1.08%
	OMXS30 Index Futures January 25	(982,526)	-1.01%
FX Contract	USD/INR January 2025	(19,464,795)	-19.97%
	USD/CNH January 2025	(13,265,340)	-13.61%
	USD/NZD January 2025	(12,922,703)	-13.26%
	USD/CAD January 2025	(12,821,320)	-13.15%
	USD/SEK January 2025	(11,089,301)	-11.38%
	USD/KRW January 2025	(9,960,979)	-10.22%
	USD/CHF January 2025	(9,660,293)	-9.91%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

	Top Underlying Components	Notional	Percentage of Notional
	USD/JPY January 2025	$(8,945,533)	-9.18%
	USD/NOK January 2025	(8,892,265)	-9.12%
	USD/SGD January 2025	(8,630,586)	-8.85%
	USD/EUR January 2025	(8,159,379)	-8.37%
	USD/AUD January 2025	(7,445,546)	-7.64%
	USD/CZK January 2025	(7,005,337)	-7.19%
	USD/PHP January 2025	3,100,297	3.18%
	USD/IDR January 2025	2,792,102	2.86%
	USD/ILS January 2025	(2,519,693)	-2.59%
	USD/CLP January 2025	(1,954,185)	-2.00%
	USD/GBP January 2025	(1,884,573)	-1.93%
	USD/ZAR January 2025	1,631,771	1.67%
	USD/MXN January 2025	1,608,096	1.65%
	USD/PLN January 2025	1,466,467	1.50%
Currency	US Dollar Spot	6,971,976	7.15%
	Japanese Yen Spot	4,125,353	4.23%
	British Pound Spot	2,333,233	2.39%
	Swiss Franc Spot	(2,146,761)	-2.20%
	Euro Spot	1,970,053	2.02%

**JMABNPMF Index: Alpha oriented strategy seeking to provide access to carry, value, and mean reversion risk factors by expressing long and short views in related commodity pairs.

	Top Underlying Components	Notional	Percentage of Notional
Future	WTI Crude Futures February 25	$(12,349,535)	-23.13%
	Brent Crude Futures March 25	12,272,103	22.98%
	Gold 100 oz Futures February 25	(11,901,793)	-22.29%
	LME Copper Futures February 25	11,697,244	21.91%
	Copper Futures March 25	(7,727,389)	-14.47%
	Corn Futures March 25	(6,612,241)	-12.38%
	Soybean Futures March 25	6,508,881	12.19%
	Silver Futures March 25	5,720,635	10.71%
	Gasoline RBOB Futures February 25	2,702,088	5.06%
	LME PRI Alum Futures February 25	(2,607,068)	-4.88%
	Live Cattle Futures February 25	1,617,215	3.03%
	LME Lead Futures February 25	1,579,956	2.96%
	NY Harb ULSD Futures February 25	(1,506,276)	-2.82%
	Cattle Feeder Futures March 25	(1,413,403)	-2.65%
	LME Zinc Futures February 25	(1,254,213)	-2.35%
	Soybean Meal Futures March 25	1,147,153	2.15%
	Coffee 'C' Futures March 25	848,036	1.59%
	Red Wheat Futures MGE March 25	799,554	1.50%
	White Sugar (ICE) March 25	780,387	1.46%
	Coff Robusta 10 Ton March 25	(773,294)	-1.45%
	Sugar #11 (World) March 25	(633,929)	-1.19%
	KC HRW Wheat Futures March 25	(538,678)	-1.01%
	Soybean Oil Futures March 25	(489,929)	-0.92%
	Wheat Futures (CBT) March 25	(74,835)	-0.14%

**MQIS311 Index: An intra-day equity trading strategy that adjusts its exposure based on changes in the level of realized market volatility.

	Top Underlying Components	Notional	Percentage of Notional
Index	Macquarie QIS Index 311	$109,805,738	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

**MSQSPB12 Index: This is a long volatility hedge, whereby the underlying the option is a basket of risk-recycled single stocks.

	Top Underlying Components	Notional	Percentage of Notional
Future	S&P 500 E-Mini Futures March 25	$(47,292,343)	-60.01%
	S&P 500 E-Mini Futures March 25	(2,555,774)	-3.24%
	CBOE VIX Futures January 25	(2,347,257)	-2.98%
	CBOE VIX Futures February 25	769,683	0.98%
	CBOE VIX Futures March 25	679,384	0.86%
	CBOE VIX Futures April 25	670,955	0.85%
Option	February 25 Puts on SPX	(111,181)	-0.14%
	March 25 Puts on SPX	(94,365)	-0.12%
	February 25 Puts on SPX	(83,919)	-0.11%
	February 25 Puts on SPX	(71,835)	-0.09%
	February 25 Puts on SPX	(41,292)	-0.05%
	February 25 Puts on SPX	(40,669)	-0.05%
	February 25 Puts on SPX	(39,545)	-0.05%
	February 25 Puts on SPX	(39,401)	-0.05%
	March 25 Puts on SPX	(39,146)	-0.05%
	February 25 Puts on SPX	(37,666)	-0.05%
	November 25 Puts on SPX	34,936	0.04%
	February 25 Puts on SPX	(34,828)	-0.04%
	February 25 Puts on SPX	(33,760)	-0.04%
	March 25 Puts on SPX	(33,758)	-0.04%
	March 25 Puts on SPX	(31,407)	-0.04%
	February 25 Puts on SPX	(30,780)	-0.04%
	November 25 Puts on SPX	29,850	0.04%
	February 25 Puts on SPX	(26,923)	-0.03%
	November 25 Puts on SPX	(26,632)	-0.03%
	September 25 Puts on SPX	25,881	0.03%
	February 25 Puts on SPX	24,290	0.03%
	January 25 Puts on SPX	(23,839)	-0.03%
	February 25 Puts on SPX	(23,572)	-0.03%
	February 25 Puts on SPX	(23,370)	-0.03%
	March 25 Puts on SPX	(23,067)	-0.03%
	October 25 Puts on SPX	21,560	0.03%
	February 25 Puts on SPX	(21,065)	-0.03%
	January 25 Puts on SPX	(20,926)	-0.03%
	November 25 Puts on SPX	20,433	0.03%
	March 25 Puts on SPX	19,763	0.03%
	February 25 Puts on SPX	19,120	0.02%
	August 25 Puts on SPX	19,072	0.02%
	February 25 Puts on SPX	(18,650)	-0.02%
	November 25 Puts on SPX	18,350	0.02%
	January 25 Puts on SPX	(18,302)	-0.02%
	February 25 Puts on SPX	17,925	0.02%
	January 25 Calls on SPX	17,637	0.02%
	October 25 Puts on SPX	17,523	0.02%
	February 25 Puts on SPX	(17,331)	-0.02%
	February 25 Puts on SPX	(16,223)	-0.02%
	January 25 Calls on SPX	16,060	0.02%
	March 25 Calls on SPX	15,819	0.02%
	March 25 Calls on SPX	15,741	0.02%
	September 25 Puts on SPX	15,577	0.02%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

**NMSY2RNU Index: Currency selection strategy using mean reversion signals.

	Top Underlying Components	Notional	Percentage of Notional
Currency	Australian Dollar Spot	$9,715,612	12.88%
	New Zealand Dollar Spot	9,489,344	12.58%
	Swedish Krona Spot	(8,882,232)	-11.78%
	Japanese Yen Spot	7,274,532	9.64%
	British Pound Spot	(5,513,076)	-7.31%
	Swiss Franc Spot	4,543,826	6.02%
	Euro Spot	(4,222,616)	-5.60%
	Norwegian Krone Spot	1,732,047	2.30%
	Canadian Dollar Spot	255,299	0.34%

**SGIXVR2U Index: Systematic strategy that takes advantage of the volatility curve to generate positive carry.

	Top Underlying Components	Notional	Percentage of Notional
Option	1y Forward 7y20y Straddle	$18,966,647	36.54%
	1y Forward 10y20y Straddle	18,467,524	35.58%
	1y Forward 15y10y Straddle	4,991,223	9.62%
	1y Forward 1y5y Straddle	2,994,734	5.77%
	1y Forward 1y20y Straddle	2,495,611	4.81%
	1y Forward 2y20y Straddle	1,497,367	2.88%
	1y Forward 3y20y Straddle	1,497,367	2.88%
	1y Forward 5y20y Straddle	998,245	1.92%

**UBCSBSB2 Index: Equal weighted basket comprised of 4 interest rate swap steepener indices that are long the 10y and short the 30y across USD, EUR, GBP and CAD.

	Top Underlying Components	Notional	Percentage of Notional
Index	UBS Rolling Receiver Interest Rate Swap Index - EUR 10Y	$320,843,949	108.91%
	UBS Rolling Receiver Interest Rate Swap Index - EUR 30Y	(124,204,030)	-42.16%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

As of December 31, 2024, the open Reverse Repurchase Agreements held by the Fund are listed below:

Principal Amount ($ Thousands)	Counterparty	Rate	Value ($ Thousands)
$(3,280)	Bank of America	4.87%	$(3,280)
(3,865)	Bank of America	4.87%	(3,865)
(8,015)	Bank of America	4.87%	(8,015)
(2,698)	Bank of America	4.91%	(2,698)
(4,499)	Bank of America	4.91%	(4,499)
(7,714)	Bank of America	4.91%	(7,714)
(4,250)	Bank of America	5.03%	(4,250)
(6,758)	Bank of America	5.03%	(6,758)
(3,359)	Bank of America	5.05%	(3,359)
(4,512)	Bank of America	5.05%	(4,512)
(9,100)	Bank of America	5.05%	(9,100)
(2,087)	Bank of America	5.07%	(2,087)
(8,000)	Bank of America	5.07%	(8,000)
(4,000)	JPMorgan Chase	5.08%	(4,000)
(7,996)	Bank of America	5.08%	(7,996)
(7,983)	JPMorgan Chase	5.12%	(7,983)
(4,813)	JPMorgan Chase	5.18%	(4,813)
			$(92,929)

For the year ended December 31, 2024, the daily average borrowing and interest rate under the reverse repurchase agreements were $51,657 ($ Thousands) and 5.01%, respectively

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at December 31, 2024:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Mortgage-Backed Securities	$—	$2,207,679	$—	$2,207,679
Corporate Obligations	—	478,450	—	478,450
Asset-Backed Securities	—	273,618	—	273,618
Convertible Bonds	—	137,874	—	137,874
Purchased Swaptions	—	15,384	—	15,384
Preferred Stock	—	10,607	—	10,607
U.S. Treasury Obligation	—	5,042	—	5,042
Short-Term Investment	—	514,928	—	514,928
OTC Purchased Options	6,730	—	—	6,730
Centrally Cleared Purchased Options	324	—	—	324
	$—	$—	$—	$—
Total Investments in Securities	$7,054	$3,643,582	$—	$3,650,636

Securities Sold Short, Not Yet Purchased	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stock	$(64,592)	$—	$—	$(64,592)
U.S. Treasury Obligation	—	(20,168)	—	(20,168)
Corporate Obligation	—	(8,078)	—	(8,078)
Total Securities Sold Short, Not Yet Purchased	$(64,592)	$(28,246)	$—	$(92,838)

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND DECEMBER 31, 2024

Other Financial Instruments	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Written Swaptions	$—	$(18,794)	$—	$(18,794)
Futures Contracts*
Unrealized Appreciation	18,601	—	—	18,601
Forward Contracts*
Unrealized Appreciation	—	595	—	595
Unrealized Depreciation	—	(248)	—	(248)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	—	162	—	162
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	—	1,159	—	1,159
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	—	15,525	—	15,525
Unrealized Depreciation	—	(21,706)	—	(21,706)
Reverse Repurchase Agreements	—	(92,929)	—	(92,929)
Total Other Financial
Instruments	$18,601	$(116,236)	$—	$(97,635)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Consolidated Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2024

CONSOLIDATED SCHEDULE OF INVESTMENTS
(Percentages are based on Net Assets of $73,676 (000))
COMMON STOCK — 74.6%
	Shares	Fair Value (000)
AUSTRALIA — 1.3%
Iris Energy*	97,301	$956

CHINA — 2.9%
PDD Holdings ADR*	3,887	377
Tencent Holdings	32,400	1,740

		2,117
ITALY — 1.1%
Ferrari	1,815	775

NETHERLANDS — 0.5%
Koninklijke KPN	103,812	378

SINGAPORE — 0.2%
Sea ADR*	1,727	183

TAIWAN — 3.8%
Taiwan Semiconductor Manufacturing ADR	14,114	2,787

UNITED KINGDOM — 3.7%
BAE Systems	43,195	621
London Stock Exchange Group	9,685	1,368
RELX	15,863	721

		2,710
UNITED STATES — 61.1%
Amazon.com*	8,783	1,927
AppLovin, Cl A*	598	194
Atlassian, Cl A*	3,371	820
Booking Holdings	92	457
Broadcom	3,362	779
Cheniere Energy	5,409	1,162
CommVault Systems*	2,867	433
CONSOL Energy	6,744	720
Core Scientific*	76,140	1,070
Corpay*	1,367	463
Digital Realty Trust	9,449	1,675
Equinix	2,067	1,949
Evercore, Cl A	1,557	432

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2024

COMMON STOCK — continued
	Shares	Fair Value (000)
UNITED STATES — (continued)
Fortinet*	5,076	$480
Gen Digital	16,088	441
Global Payments	3,565	399
KLA	1,560	983
LPL Financial Holdings	3,687	1,204
Manhattan Associates*	1,519	411
MARA Holdings*	55,242	926
Mastercard, Cl A	1,531	806
Meta Platforms, Cl A	2,605	1,525
Microsoft	7,199	3,034
MicroStrategy, Cl A*	723	209
Moody's	2,265	1,072
Motorola Solutions	1,903	880
NetApp	11,106	1,289
NRG Energy	7,787	703
NVIDIA	31,349	4,210
Oracle	5,857	976
Palantir Technologies, Cl A*	5,344	404
Palo Alto Networks*	1,980	360
Peabody Energy	41,222	863
Philip Morris International	1,662	200
Qualys*	10,061	1,411
ServiceNow*	1,104	1,170
Tenaris	20,560	385
Tesla*	2,561	1,034
TKO Group Holdings, Cl A*	3,122	444
United Therapeutics*	2,074	732
Virtu Financial, Cl A	11,260	402
Vistra	5,268	726
Wynn Resorts	46,913	4,042
Zillow Group, Cl C*	16,755	1,241

		45,043
TOTAL COMMON STOCK
(Cost $52,722) (000)		54,949

EXCHANGE TRADED FUNDS — 4.1%

CANADA — 0.5%
Sprott Physical Uranium Trust *	19,577	339
UNITED STATES — 3.6%

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2024

EXCHANGE TRADED FUNDS — continued
	Shares	Fair Value (000)
iShares Bitcoin Trust ETF *	50,397	$2,673
TOTAL EXCHANGE TRADED FUNDS
(Cost $2,443) (000)		3,012

TOTAL INVESTMENTS — 78.7%
(Cost $55,165) (000)		$57,961

*	Non-income producing security.

Open futures contracts held by the Fund at December 31, 2024 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation/ (Depreciation) (000)
Long Contracts
Copper	8	Mar-2025	$828	$806	$(22)
Gold	15	Feb-2025	4,069	3,961	(108)
Live Cattle	2	Feb-2025	152	153	1
Natural Gas	6	Feb-2025	193	218	25
NYMEX Cocoa	1	Mar-2025	119	117	(2)
Palladium	3	Mar-2025	308	273	(35)
Silver	16	Mar-2025	2,529	2,339	(190)
			$8,198	$7,867	$(331)

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at December 31, 2024:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stock	$54,949	$—	$—	$54,949
Exchange Traded Funds	3,012	—	—	3,012
Total Investments in Securities	$57,961	$—	$—	$57,961

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND DECEMBER 31, 2024

Other Financial Instruments	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Futures Contracts*
Unrealized Appreciation	$26	$—	$—	$26
Unrealized Depreciation	(357)	—	—	(357)
Total Other Financial
Instruments	$(331)	$—	$—	$(331)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Consolidated Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Glossary

Currency Abbreviations	Portfolio Abbreviations
AUD — Australian Dollar	ADR — American Depositary Receipt
BRL — Brazilian Real	Cl — Class
CAD — Canadian Dollar	CLO — Collateralized Loan Obligation
CHF — Swiss Franc	ETF — Exchange-Traded Fund
CLP — Chilean Peso	EURIBOR — Euro London Interbank Offered Rate
CNH — Chinese Yuan Offshore	FED FUNDS — Federal Funds Effective Rate
COP — Colombian Peso	G10 — Group of Ten
CZK — Czech Koruna	IO — Interest Only
EUR — Euro	OTC — Over the Counter
GBP — British Pound Sterling	OTM — Out of the Money
IDR — Indonesian Rupiah	PPP — Purchasing Power Parity
ILS — Israeli New Sheckels	PRIME — Prime Interest Rate
INR — Indian Rupee	RSI — Relative Strength Index
JPY — Japanese Yen	Ser — Series
KRW — Korean Won	SOFR — Secured Overnight Financing Rate
MXN— Mexican Peso	SOFR30A — Secured Overnight Financing Rate 30-Day Average
NOK — Norwegian Krone	SONIA — Sterling Overnight Index Average
NZD — New Zealand Dollar	TBA — To Be Announced
PEN — Peruvian Sol	TSFR1M — 1 Month CME Term Secured Overnight Financing Rate
PHP — Philippines Peso	TSFR3M — 3 Month CME Term Secured Overnight Financing Rate
PLN — Polish Zloty
SEK — Swedish Krona
SGD — Singapore Dollar
USD — U.S. Dollar

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

	FS Multi-Strategy Alternatives Fund	FS Chiron Real Development Fund

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)
Assets:
Investments, at Fair Value (Cost $3,591,022 and $55,165)	$3,650,636	$57,961
Foreign Currency, at Fair Value (Cost $474 and $–)	462	–
OTC Swap Contracts, at Fair Value (Premiums Paid $187 and $–)	15,645	–
Receivable for Investments Sold	1,685,824	2
Cash	175,205	14,864
Cash Pledged as Collateral for Swap Contracts	158,230	–
Variation Margin Receivable for Futures Contracts	18,601	40
Cash Pledged as Collateral for Futures Contracts	17,916	797
Dividend and Interest Receivable	14,464	75
Receivable for Capital Shares Sold	3,094	112
Unrealized Appreciation on Forward Foreign Currency Contracts	595	–
Variation Margin Receivable for Centrally Cleared Swap Contracts	47	–
Reclaim Receivable	2	21
Prepaid Expenses	42	4
Total Assets	5,740,763	73,876
Liabilities:
Payable for Investment Securities Purchased	$3,513,409	$–
Reverse Repurchase Agreements	92,929	–
Securities Sold Short, at value (Proceeds $90,276 and $–)	92,838	–
OTC Swap Contracts, at Fair Value (Premiums Received $121 and $–)	21,598	–
Written Options and Swaptions, at Fair Value (Premiums Received $– and $–)	18,794	–
Payable for Capital Shares Redeemed	1,829	–
Payable Due to Adviser	1,476	48
Repurchase agreements payable	624	–
Unrealized Depreciation on Forward Foreign Currency Contracts	248	–
Payable for Audit Fees	179	49
Payable Due to Administrator	118	5
Chief Compliance Officer Fees Payable	23	1
Payable Due to Trustees	1	–
Variation Margin Payable for Futures Contracts	–	45
Distribution Fees Payable (Class A)	13	1
Other Accrued Expenses and Other Payables	380	51
Total Liabilities	3,744,459	200
Commitments and Contingencies†
Net Assets	$1,996,304	$73,676

† See Note 7 in the Notes to Consolidated Financial Statements.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

	FS Multi-Strategy Alternatives Fund		FS Chiron Real Development Fund

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands) (1)
Net Assets Consist of:
Paid-in Capital	$1,973,862		$71,422
Total Distributable Earnings	22,442		2,254
Net Assets	$1,996,304		$73,676
Class A Shares:
Net Assets	$64,015		$77
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	5,782,819		6,394
Net Asset Value, Offering and Redemption Price Per Share	$11.07	‡	$12.04	‡
Maximum Offering Price Per Share ($11.07/95.00%,$12.04/95.00%)	$11.65		$12.67
Class I Shares:
Net Assets	$1,932,289		$73,599
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	173,625,502		6,102,968
Net Asset Value, Offering and Redemption Price Per Share	$11.13	‡	$12.06	‡

(1)	Amounts shown In Thousands with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value, Offering and Redemption Price Per Share.
‡	Net Assets divided by Shares do not calculate to the stated NAV due to Net Assets and Shares being rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS FOR THE YEAR ENDED DECEMBER 31, 2024

	FS Multi-Strategy Alternatives Fund	FS Chiron Real Development Fund

CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)
Investment Income:
Dividends	$198	$613
Interest	83,031	632
Less: Foreign Taxes Withheld	(1,022)	(28)
Total Investment Income	82,207	1,217
Expenses:
Investment Advisory Fees	22,421	659
Administration Fees	1,259	57
Distribution Fees (Class A)	145	—
Trustees' Fees	63	2
Chief Compliance Officer Fees	37	1
Dividend and Interest Expense on Securities Sold Short	4,027	—
Transfer Agent Fees	609	28
Registration and Filing Fees	316	18
Legal Fees	261	18
Pricing Fees	232	2
Custodian Fees	231	39
Printing Fees	215	14
Audit Fees	180	50
Other Expenses	144	67
Total Expenses	30,140	955
Less:
Investment Advisory Fee Waiver	—	(121)
Recovery of Investment Advisory Fees Previously Waived	414	–
Net Expenses	30,554	834
Net Investment Income	51,653	383
Net Realized Gain (Loss) on:
Investments	21,451	9,053
Purchased Options and Swaptions	(4,188)	—
Written Options and Swaptions	(15,328)	—
Securities Sold Short	(12,820)	—
Futures Contracts	21,041	865
Swap Contracts	(26,549)	(47)
Foreign Currency Transactions	2	(32)
Forward Currency Exchange Contracts	150	3
Net Realized Gain (Loss)	(16,241)	9,842
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	15,966	(220)
Purchased Options and Swaptions	15,841	—
Written Options and Swaptions	(19,113)	—
Securities Sold Short	(1,918)	—
Futures Contracts	27,826	(333)
Swap Contracts	1,490	(25)
Foreign Currency Translation	282	(58)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS FOR THE YEAR ENDED DECEMBER 31, 2024

	FS Multi-Strategy Alternatives Fund	FS Chiron Real Development Fund

CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)
Forward Currency Exchange Contracts	347	—
Net Change in Unrealized Appreciation (Depreciation)	40,721	(636)
Net Realized and Unrealized Gain on Investments	24,480	9,206
Net Increase in Net Assets Resulting from Operations	$76,133	$9,589

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)
	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net Investment Income	$51,653	$35,630
Net Realized Gain (Loss)	(16,241)	4,370
Net Change in Unrealized Appreciation	40,721	14,418
Net Increase in Net Assets Resulting from Operations	76,133	54,418
Distributions:
Class A Shares	(1,376)	(1,444)
Class I Shares	(46,699)	(46,899)
Total Distributions	(48,075)	(48,343)
Capital Share Transactions:
Class A Shares
Issued	32,788	35,558
Reinvestment of Dividends	1,336	1,405
Redeemed	(20,238)	(17,160)
Net Increase in Net Assets from Class A Share Transactions	13,886	19,803
Class I Shares
Issued	1,052,813	1,116,133
Reinvestment of Dividends	43,507	43,541
Redeemed	(623,551)	(419,895)
Net Increase in Net Assets from Class I Share Transactions	472,769	739,779
Net Increase in Net Assets from Capital Share Transactions	486,655	759,582
Total Increase in Net Assets	514,713	765,657
Net Assets:
Beginning of Year	1,481,591	715,934
End of Year	$1,996,304	$1,481,591

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2024	Year Ended December 31, 2023
Share Transactions:
Class A Shares
Issued	2,952,212	3,250,898
Reinvestment of Distributions	120,662	129,381
Redeemed	(1,818,918)	(1,573,638)
Net Increase in Shares Outstanding from Class A Share Transactions	1,253,956	1,806,641
Share Transactions:
Class I Shares
Issued	94,230,884	101,424,112
Reinvestment of Distributions	3,909,060	3,987,284
Redeemed	(55,780,898)	(38,196,901)
Net Increase in Shares Outstanding from Class I Share Transactions	42,359,046	67,214,495

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)
	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net Investment Income	$383	$1,227
Net Realized Gain (Loss)	9,842	(1,292)
Net Change in Unrealized Appreciation (Depreciation)	(636)	2,914
Net Increase in Net Assets Resulting from Operations	9,589	2,849
Distributions:
Class A Shares	(6)	(1)
Class I Shares	(5,913)	(801)
Total Distributions	(5,919)	(802)
Capital Share Transactions:
Class A Shares
Issued	30	16
Reinvestment of Dividends	4	–
Redeemed	(7)	–
Net Increase in Net Assets from Class A Share Transactions	27	16
Class I Shares
Issued	21,980	23,065
Reinvestment of Dividends	1,585	260
Redeemed	(8,836)	(6,418)
Net Increase in Net Assets from Class I Share Transactions	14,729	16,907
Net Increase in Net Assets from Capital Share Transactions	14,756	16,923
Total Increase in Net Assets	18,426	18,970
Net Assets:
Beginning of Year	55,250	36,280
End of Year	$73,676	$55,250
Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2024	Year Ended December 31, 2023
Share Transactions:
Class A Shares
Issued	2,253	1,493
Reinvestment of Distributions	301	23
Redeemed	(610)	(7)
Net Increase in Shares Outstanding from Class A Share Transactions	1,944	1,509
Share Transactions:
Class I Shares
Issued	1,777,887	2,120,716
Reinvestment of Distributions	130,743	22,996
Redeemed	(707,656)	(588,848)
Net Increase in Shares Outstanding from Class I Share Transactions	1,200,974	1,554,864

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

Class A Shares

	Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020
Net Asset Value, Beginning of Year	$10.86		$10.68		$10.78		$9.77	$10.22
Income from Investment Operations:
Net Investment Income (Loss)**	0.32		0.38		0.19		(0.07)	0.02
Net Realized and Unrealized Gain (Loss)	0.14		0.17		0.13		1.40	(0.43)
Total from Investment Operations	0.46		0.55		0.32		1.33	(0.41)
Dividends and Distributions:
Net Investment Income	(0.23)		(0.37)		(0.30)		(0.32)	(0.04)
Capital Gains	(0.02)		–		(0.12)		–	–
Total Dividends and Distributions	(0.25)		(0.37)		(0.42)		(0.32)	(0.04)
Net Asset Value, End of Year	$11.07		$10.86		$10.68		$10.78	$9.77
Total Return‡	4.24%		5.16%		3.01%		13.62%	(3.99)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$64,015		$49,176		$29,069		$7,891	$7,036
Ratio of Expenses to Average Net Assets	1.95	%(1)	1.94	%(1)	2.14	%(1)	2.17%	2.41%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.92%		1.96%		2.31%		3.49%	3.42%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.84%		3.46%		1.70%		(0.66)%	0.22%
Portfolio Turnover Rate	987%		768%		216%		183%	244%

**	Per share data calculated using average shares method.
‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

(1)

The Fund incurred dividend and interest expense on securities sold short and reverse repurchase agreements. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2024, December 31, 2023 and December 31, 2022 would have been 1.73%, 1.75% and 1.78%, respectively.

Amounts designated as “—“ are 0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS MULTI-STRATEGY ALTERNATIVES FUND

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

Class I Shares

	Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020
Net Asset Value, Beginning of Year	$10.91		$10.72		$10.82		$9.80	$10.25
Income from Investment Operations:
Net Investment Income (Loss)**	0.32		0.39		0.18		(0.05)	0.04
Net Realized and Unrealized Gain (Loss)	0.18		0.19		0.16		1.42	(0.41)
Total from Investment Operations	0.50		0.58		0.34		1.37	(0.37)
Dividends and Distributions:
Net Investment Income	(0.26)		(0.39)		(0.32)		(0.35)	(0.08)
Capital Gains	(0.02)		–		(0.12)		–	–
Total Dividends and Distributions	(0.28)		(0.39)		(0.44)		(0.35)	(0.08)
Net Asset Value, End of Year	$11.13		$10.91		$10.72		$10.82	$9.80
Total Return‡	4.55%		5.44%		3.16%		13.96%	(3.65)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,932,289		$1,432,415		$686,865		$155,191	$121,667
Ratio of Expenses to Average Net Assets	1.70	%(1)	1.69	%(1)	1.89	%(1)	1.94%	2.16%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.67%		1.71%		2.07%		3.26%	3.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.88%		3.52%		1.69%		(0.43)%	0.46%
Portfolio Turnover Rate	987%		768%		216%		183%	244%

**	Per share data calculated using average shares method.
‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

(1)

The Fund incurred dividend and interest expense on securities sold short and reverse repurchase agreements. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2024, December 31, 2023 and December 31, 2022 would have been 1.47%, 1.50% and 1.53%, respectively.

Amounts designated as “—“ are 0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

Class A Shares

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Asset Value, Beginning of Year	$11.26	$10.83	$12.18	$10.72	$10.26
Income from Investment Operations:
Net Investment Income (Loss)**	0.04	0.27	0.13	(0.01)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.71	0.30	(1.42)	1.91	0.77
Total from Investment Operations	1.75	0.57	(1.29)	1.90	0.76
Dividends and Distributions:
Net Investment Income	(0.32)	(0.14)	(0.05)	(0.44)	(0.30)
Capital Gains	(0.65)	–	(0.01)	–	–
Total Dividends and Distributions	(0.97)	(0.14)	(0.06)	(0.44)	(0.30)
Net Asset Value, End of Year	$12.04	$11.26	$10.83	$12.18	$10.72
Total Return‡	15.49%	5.24%	(10.64)%	17.93%	7.69%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$77	$50	$32	$30	$27
Ratio of Expenses to Average Net Assets	1.45%	1.45%	1.50%	0.76%	0.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.63%	1.67%	3.16%	8.14%	11.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31%	2.50%	1.10%	(0.11)%	(0.06)%
Portfolio Turnover Rate	396%	188%	996%	651%	–%

**	Per share data calculated using average shares method.
‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

Amounts designated as “—“ are 0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON REAL DEVELOPMENT FUND

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

Class I Shares

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Asset Value, Beginning of Year	$11.26	$10.83	$12.18	$10.72	$10.26
Income from Investment Operations:
Net Investment Income**	0.07	0.29	0.16	0.09	0.02
Net Realized and Unrealized Gain (Loss)	1.72	0.30	(1.43)	1.84	0.76
Total from Investment Operations	1.79	0.59	(1.27)	1.93	0.78
Dividends and Distributions:
Net Investment Income	(0.34)	(0.16)	(0.07)	(0.47)	(0.32)
Capital Gains	(0.65)	–	(0.01)	–	–
Total Dividends and Distributions	(0.99)	(0.16)	(0.08)	(0.47)	(0.32)
Net Asset Value, End of Year	$12.06	$11.26	$10.83	$12.18	$10.72
Total Return‡	15.86%	5.48%	(10.47)%	18.12%	8.07%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$73,599	$55,200	$36,248	$25,804	$2,167
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.25%	0.97%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.38%	1.40%	2.94%	7.95%	10.95%
Ratio of Net Investment Income to Average Net Assets	0.55%	2.65%	1.42%	0.75%	0.22%
Portfolio Turnover Rate	396%	188%	996%	651%	–%

**	Per share data calculated using average shares method.
‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

Amounts designated as “—“ are 0.

The accompanying notes are an integral part of the consolidated financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 49 funds. The financial statements herein are those of the FS Multi-Strategy Alternatives Fund (“Multi-Strategy Alternatives”) and the FS Chiron Real Development Fund (“Real Development”) (each a “Fund” and collectively the “Funds”). Each Fund represents two classes of shares of beneficial interest of the Trust in a separate portfolio of securities and other assets with their own investment objective and policies. Multi-Strategy Alternatives seeks to provide shareholders with positive absolute returns over a complete market cycle. Real Development seeks to provide total returns consisting of capital appreciation and income. Each Fund is classified as a non-diversified, open-end management investment company registered under the 1940 Act. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. Multi-Strategy Alternatives commenced investment operations on May 16, 2017. Real Development commenced investment operations on December 31, 2018.

As of December 31, 2024, Multi-Strategy Alternatives had one wholly-owned subsidiary, FS Alternatives Fund (Cayman) and Real Development had one wholly-owned subsidiary FS Chiron Real Development Fund (Cayman) (collectively, the “Subsidiaries”), through which each of the Funds may gain exposure to commodities. The audited consolidated financial statements include both the Funds’ accounts and the accounts of the Subsidiaries. All intercompany balances have been eliminated in consolidation.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Funds. The Funds are investment companies and therefore apply the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates —The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures (the "Fair Value Procedures") until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with the Fair Value Procedures established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Options for which the primary market is a national securities exchange are valued at the last bid price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, are recorded as an unrealized gain or loss in the Consolidated Statements of Operations.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, swaptions contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate their net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If FS Fund Advisor, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices determined by the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2024, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2024, the Funds did not have any unrecognized tax benefits or liabilities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Operations. During the year ended December 31, 2024, the Funds did not incur any interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds or their agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Consolidated Statements of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Consolidated Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period is presented on the Consolidated Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Multi-Strategy Alternatives Schedule of Investments for details regarding open forward foreign currency contracts as of December 31, 2024. There were no forward foreign currency contracts held by Real Development as of December 31, 2024.

Futures Contracts — The Funds utilized futures contracts during the year ended December 31, 2024. To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits with Bank of America, Goldman Sachs and Deutsche Bank. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts may be marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Consolidated Statements of Assets and Liabilities.

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps, interest rate swaps, equity swap contracts and credit default swaps. To the extent consistent with its investment objective and strategies, the Funds use swap contracts for tactical hedging purposes as well as

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

to enhance the Funds’ returns. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

The Funds may use credit default swaps to reduce risk where the Funds have exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. As of December 31, 2024, Multi-Strategies Alternatives has entered into interest rate swap contracts as shown on the Consolidated Schedules of Investments.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At year end, the Consolidated Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at year end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Consolidated Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of December 31, 2024, Multi-Strategies Alternatives has entered

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

into total return swap contracts as shown on the Consolidated Schedules of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, it will not be able to implement its investment strategy.

Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Upfront premiums are recorded as realized gains or losses on the Consolidated Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Consolidated Statements of Operations. Daily changes in valuation of Centrally Cleared swaps are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statements of Assets and Liabilities.

Options/Swaptions Written/Purchased — The Funds may purchase and write put and call options/swaptions on indices and enter into related closing transactions. To the extent consistent with its investment objective and strategies, the Funds use options/swaptions for tactical hedging purposes as well as to enhance the Funds’ returns. Additionally, the Funds use options/swaptions to create long or short equity exposure without investing directly in equity securities. A put option/swaption on a security gives the purchaser of the option/swaption the right to sell, and the writer of the option/swaption the obligation to buy, the underlying security at any time during the option/swaption period for American options/swaptions and only at the expiration date for European options/swaptions. A call option/swaption on a security gives the purchaser of the option/swaption the right to buy, and the writer of the option/swaption the obligation to sell, the underlying security at any time during the option/swaption period for American options and only at the expiration date for European options/swaptions. The premium paid to the writer is the consideration for undertaking the obligations under the option/swaption contract. The market value of an option/swaption generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options/

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

swaptions which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Funds has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Consolidated Statements of Operations. Risks associated with options/swaptions transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options/swaptions and the securities underlying them; (iii) there may not be a liquid secondary market for options/swaptions; and (iv) while a Fund will receive a premium when it writes covered call options/swaptions, it may not participate fully in a rise in the market value of the underlying security.

Multi-Strategy Alternatives held written/purchased options/swaptions contracts as of and during the year ended December 31, 2024.

Real Development did not hold any written/purchased options/swaptions contracts as of and during the year ended December 31, 2024.

Mortgage-Backed To-Be-Announced Securities — The Fund may enter into mortgage-backed to-be-announced securities (“TBAs”). These financial instruments are subject to varying degrees of market and credit risk. TBAs provide for the delayed delivery of the underlying instrument. The contractual or notional amounts related to these financial instruments adjusted for unrealized market valuation gains or losses are recorded on a trade date basis. The credit risk related to settlements is limited to the unrealized market valuation gains or losses recorded in the Consolidated Statement of Operations. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest rates.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Consolidated Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually. All distributions are recorded on ex-dividend date.

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of December 31, 2024, is as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Consolidated Statements of Assets and Liabilities Location	Fair Value		Consolidated Statements of Assets and Liabilities Location	Fair Value
Multi-Strategy Alternatives
Interest rate contracts	Unrealized appreciation on futures contracts	$17,497	†	Unrealized depreciation on futures contracts	–	†
	Unrealized appreciation on swap contracts	4,269	†	Unrealized depreciation on swap contracts	$1,037	†
	Options and Swaptions purchased, at value	15,384		Options and Swaptions written, at value	18,794
Commodity Contracts	Unrealized appreciation on swap contracts	704	†	Unrealized depreciation on swap contracts	264	†
Equity Contracts	Unrealized appreciation on futures contracts	1,104	†	Unrealized depreciation on futures contracts	–	†
	Unrealized appreciation on swap contracts	9,135	†	Unrealized depreciation on swap contracts	18,379	†
	Options and Swaptions purchased, at value	7,054		Options and Swaptions written, at value	–
Credit Contracts	Unrealized appreciation on swap contracts	162	†	Unrealized depreciation on swap contracts	–

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

	Asset Derivatives			Liability Derivatives
	Consolidated Statements of Assets and Liabilities Location	Fair Value		Consolidated Statements of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	595		Unrealized depreciation on forward foreign currency contracts	248
	Unrealized appreciation on swap contracts	2,576	†	Unrealized depreciation on swap contracts	2,026	†
Total derivatives not accounted for as hedging instruments		$58,480			$40,748

Real Development
Commodity Contracts	Unrealized appreciation on futures contracts	$26	†	Unrealized depreciation on futures contracts	$357	†
Total derivatives not accounted for as hedging instruments		$26			$357

† Includes cumulative appreciation (depreciation) of futures contracts and swap contracts as reported in the Consolidated Schedules of Investments. Market Value is reported within the Consolidated Statements of Assets and Liabilities for swap contracts that have paid premiums. Current day’s variation margin, if any, is reported within the Consolidated Statements of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statements of Operations for the year ended December 31, 2024, was as follows:

The amount of realized gain (loss) on derivatives recognized in income ($ Thousands):

Multi-Strategy Alternatives	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options and Swaptions	Written Options and Swaptions	Total
Interest rate contracts	$10,315	$—	$(8,200)	$(1,986)	$(18)	$111
Foreign exchange contracts	—	150	(552)	—	—	(402)
Credit contracts	—	—	365	—	—	365
Equity contracts	10,725	—	(17,586)	(2,202)	(15,310)	(24,373)
Commodity contracts	1	—	(576)	—	—	(575)
Total	$21,041	$150	$(26,549)	$(4,188)	$(15,328)	$(24,874)

Real Development	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$(12)	$—	$—	$—	$—	$(12)
Foreign exchange contracts	(167)	3	—	—	—	(164)
Equity contracts	(51)	—	(45)	—	—	(96)
Commodity contracts	1,095	—	(2)	—	—	1,093
Total	$865	$3	$(47)	$—	$—	$821

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($ Thousands):

Multi-Strategy Alternatives	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options and Swaptions	Written Options and Swaptions	Total
Interest rate contracts	$31,801	$—	$5,969	$15,384	$(18,794)	$34,360
Foreign exchange contracts	—	347	823	—	—	1,170
Credit contracts	—	—	(3)	—	—	(3)
Equity contracts	(3,975)	—	(5,322)	457	(319)	(9,159)
Commodity contracts	—	—	23	—	—	23
Total	$27,826	$347	$1,490	$15,841	$(19,113)	$26,391

Real Development	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Equity contracts	$(5)	$—	$(49)	$—	$—	$(54)
Commodity contracts	(328)	—	24	—	—	(304)
Total	$(333)	$—	$(25)	$—	$—	$(358)

The following discloses the volume of the Funds’ forward foreign currency contracts, futures contracts, swap contracts, options and swaptions contracts activity during the year ended December 31, 2024.

For the year ended December 31, 2024, the average market value amount of forward foreign currency contracts was as follows ($ Thousands):

Multi-Strategy Alternatives
Average Quarterly Market Value Balance Long	$1,840
Average Quarterly Market Value Balance Short	6,837

Real Development
Average Quarterly Market Value Balance Long	$97
Average Quarterly Market Value Balance Short	172

For the year ended December 31, 2024, the average market value amount of futures contracts was as follows ($ Thousands):

Multi-Strategy Alternatives
Average Quarterly Market Value Balance Long	$70,367
Average Quarterly Market Value Balance Short	1,736,658

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Real Development
Average Quarterly Market Value Balance Long	$10,632
Average Quarterly Market Value Balance Short	—

For the year ended December 31, 2024, the average market value amount of interest rate swap contracts was as follows ($ Thousands):

Multi-Strategy Alternatives
Average Quarterly Market Value Balance Long	$1,127
Average Quarterly Market Value Balance Short	—

For the year ended December 31, 2024, the average market value amount of credit default swap contracts was as follows ($ Thousands):

Multi-Strategy Alternatives
Average Quarterly Market Value Balance Long	$56
Average Quarterly Market Value Balance Short	—

For the year ended December 31, 2024, the average market value amount of total return swap contracts held by the Funds were as follows ($ Thousands):

Multi-Strategy Alternatives
Average Quarterly Market Value Balance Long	$1,819,494
Average Quarterly Market Value Balance Short	339,194

Real Development
Average Quarterly Market Value Balance Long	$743
Average Quarterly Market Value Balance Short	—

For the year ended December 31, 2024, the average market value amount of options contracts was as follows ($ Thousands):

Multi-Strategy Alternatives
Average Quarterly Market Value Balance Long	$3,471
Average Quarterly Market Value Balance Short	838

For the year ended December 31, 2024, the average market value amount of swaptions contracts was as follows ($ Thousands):

Multi-Strategy Alternatives
Average Quarterly Market Value Balance Long	$5,780
Average Quarterly Market Value Balance Short	4,698

4. Offsetting Assets and Liabilities:

Each Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern over the counter (“OTC”) financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged by counterparty of the Funds as of December 31, 2024 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Strategy Alternatives	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swaps Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swaps Contracts	Reverse Repurchased Agreements	Total Over the Counter	Net Amount	Collateral (Received) Pledged	Net Exposures(1)
Bank of America	$-	$-	$784	$784	$-	$-	$4,323	$76,133	$80,456	$(79,672)	$79,672	$-
BNP Paribas	-	-	3,258	3,258	-	-	6,223	-	6,223	(2,965)	2,965	-
CIBC Bank	-	-	-	-	-	-	1,430	-	1,430	(1,430)	1,430	-
Deutsche Bank	-	-	-	-	-	-	724	-	724	(724)	724	-
Goldman Sachs	-	6,730	8,766	15,496	-	-	8,026	-	8,026	7,470	-	7,470
JPMorgan Chase	-	-	202	202	-	-	970	16,796	17,766	(17,564)	17,564	-
Macquarie Bank Limited	-	-	-	-	-	-	4	-	4	(4)	4	-
Morgan Stanley	-	-	181	181	-	-	-	-	-	181	-	181
Nomura	-	15,384	534	15,918	-	18,794	-	-	18,794	(2,876)	2,876	-
Societe Generale	-	-	1,962	1,962	-	-	-	-	-	1,962	-	1,962
State Street	595	-	-	595	-	-	-	-	-	595	-	595
State Street	-	-	-	-	248	-	-	-	248	(248)	-	(248)
UBS	-	-	-	-	-	-	6	-	6	(6)	6	-
	$595	$22,114	$15,687	$38,396	$248	$18,794	$21,706	$92,929	$133,677	$(95,281)	$105,241	$9,960

(1) Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended December 31, 2024,

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Multi-Strategy Alternatives and Real Development accrued Administration fees of ($ Thousands) $1,259 and $57, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

SS&C Global Investor & Distribution Solutions, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

Pursuant to the Amended and Restated Distribution and Service Plan, each Fund’s Class A Shares bear 12b-1 fees at an annual rate of 0.25% of the average daily net assets of such Fund attributable to Class A Shares. Payments of the 12b-1 fee may be made without regard to expenses actually incurred. The Funds Class I shares are not subject to 12b-1 fees.

7. Investment Advisory Agreement, Co-Investment Management Agreement, and Investment Sub-Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on average daily net assets of each Fund:

Advisory Fee Rate

Multi-Strategy Alternatives	1.25%
Real Development	0.95%

The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.25% of each Fund’s average daily net assets until April 30, 2025. Refer to waiver of investment advisory fees and reimbursement from Adviser on the Consolidated Statement of Operations for fees waived for the year ended December 31, 2024. The Adviser may recover all or a portion of its fee reductions or expense limitations within a three-year period from the year in which it reduced its fee or reimbursed expenses if each Fund’s total annual Fund operating expenses are below the expense limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days prior written notice to the Trust, effective as of the close of business on April 30, 2025.

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels as set forth above, the Adviser may receive from the Fund the

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place.

For the year ended December 31, 2024, the Adviser recaptured previously waived fees of ($ Thousands) $414 for the Multi-Strategy Alternatives Fund.

The following table describes the amounts accrued pursuant to the Expense Limitation Agreement that FS Investments has agreed to pay for the year ended December 31, 2024. These amounts may be subject to conditional repayment by the Fund as described below ($ Thousands):

	Expiring Years Ended December 31
	2025	2026	2027
Multi-Strategy Alternatives	$872	$354	$–
Real Development	489	91	121

Chiron Investment Management, LLC (“Chiron”) serves as investment co-adviser to Real Development. As compensation for its co-advisory services to the Fund, FS Fund Advisor, LLC pays Chiron a co-advisory fee that is accrued daily and payable quarterly. The co-advisory fee is calculated at an annual rate of 0.475% of the average daily net assets of the portion of the Fund allocated to Chiron.

Multi-Strategy Alternative seeks to achieve its investment objective through a multi-manager approach by which the Adviser allocates the assets of the Fund among a number of (i) asset managers (the “Underlying Managers”) that directly manage a portion of the Fund assets in alternative investment strategies, and (ii) alternative beta providers (“Alternative Beta Providers”) that offer the Fund exposure to the “beta” portion — or market-related portion — of the returns of particular investment strategies (“Alternative Beta Strategies”). The Underlying Managers each serve as sub-advisers to Multi-Strategy Alternative. The Alternative Beta Providers provide Multi-Strategy Alternative with exposure to Alternative Investment Strategies but are not sub-advisers to Multi-Strategy Alternative.

The Adviser engages the following entities as Underlying Managers to provide investment management services to Multi-Strategy Alternatives: MidOcean Credit Fund Management, L.P., Magnetar Asset Management LLC, Mariner Investment Group LLC, Electron Capital Partners, LLC and Waterfall Asset Management, LLC.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended December 31, 2024, were as follows ($ Thousands):

	Multi-Strategy Alternatives	Real Development
Purchases
U.S. Government	$20,271,210	$–
Other	772,072	224,370
Sales
U.S. Government	$19,331,863	$–
Other	345,764	219,639

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to Distributable Earnings/(Loss) and Paid-in Capital, as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications primarily attributable to distribution in excess of net investment income, net operating losses, investments in wholly-owned controlled foreign corporations and prior year true-up adjustments have been made to/from the following accounts.

	Accumulated Losses	Paid-in Capital
Multi-Strategy Alternatives	$(218)	$218
Real Development	(1,612)	1,612

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

The tax character of distributions declared during the years ended December 31, 2024 and 2023, were as follows ($ Thousands):

	Ordinary Income	Long-Term Capital Gain	Total
Multi-Strategy Alternatives
2024	$41,952	$6,123	$48,075
2023	48,343	—	48,343
Real Development
2024	5,647	272	5,919
2023	802	—	802

As of December 31, 2024, the components of distributable earnings on a tax basis were as follows ($ Thousands):

	Multi-Strategy Alternatives	Real Development
Undistributed Ordinary Income	$—	$1,492
Undistributed Long-Term Capital Gain	2,915	30
Post-October Losses	(3,587)	—
Other Temporary Differences	(6,391)	(1,437)
Unrealized Appreciation (Depreciation)	29,505	2,169
Total Distributable Earnings	$22,442	$2,254

During the year ended December 31, 2024, Multi-Strategy Alternative and Real Development utilized ($ Thousands) $17,486 and $2,845, respectively, in capital loss carryforwards to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to losses from wash sales, constructive sales gain adjustments, and Section 305(c) basis adjustment, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at December 31, 2024, were as follows ($ Thousands):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Multi-Strategy Alternatives	$3,598,516	$89,265	$(59,760)	$29,505
Real Development	55,425	4,472	(2,303)	2,169

10. Concentration of Risks:

Unless otherwise specified, references below to investments by a Fund refer to direct investments made or held by a Fund and/or indirect investments to which a Fund may have exposure through an Alternative Beta Strategy (i.e., a strategy that offers a Fund

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

exposure to the “beta” portion -- or market-related portion -- of the returns of particular investment strategies).

Allocation Risk (Both Funds) — Fund performance is dependent upon the success of the Adviser in implementing the Funds’ investment strategies in pursuit of the Funds’ investment objectives. To a significant extent, the Funds’ performance will depend on the success of the Adviser’s decisions in allocating the Funds’ assets to Alternative Beta Providers and its selection and oversight of the Alternative Beta Providers. In addition, the Funds’ performance will depend on the Alternative Beta Provider’s respective skill in executing the relevant strategy. There can be no assurance that the Adviser or Alternative Beta Providers will be successful in this regard. See “Multi-Manager and Allocation Risk” below for additional considerations with respect to the FS Multi-Strategy Alternatives Fund.

Arbitrage Strategies Risk (Multi-Strategy Alternatives Fund) — The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the merger, exchange offer or cash tender offer. If the proposed transaction appears likely not to be consummated or is delayed, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to the Fund. In addition, if the manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.

Bitcoin Risk (Real Development Fund) — The value of the Fund’s investments in Bitcoin-related instruments, including Bitcoin futures and ETFs that provide exposure to Bitcoin, is subject to fluctuations in the value of Bitcoins. The value of Bitcoins is determined by the supply of and demand for Bitcoins in the global market for the trading of bitcoins, which consist of transactions on Bitcoin Exchanges. Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Fund’s investments. Currently, there is a relatively small use of Bitcoins in the retail and commercial marketplace in comparison to the relatively large use of Bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s Bitcoin-related investments. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred Bitcoins may be irretrievable. As a result, any incorrectly executed Bitcoin transactions could adversely affect the value of the Fund’s Bitcoin-related investments.

Bitcoin is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for Bitcoin may differ from the standards for registered U.S. securities. Furthermore, countries, including the U.S., may in the future curtail or outlaw the acquisition, use or redemption of Bitcoins.

Bitcoin Futures Contract Risk (Real Development Fund) — Bitcoin futures contracts involve the risk that changes in their value may not move as expected relative to

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

changes in the value of Bitcoin as the underlying reference asset. Futures contracts exhibit “futures basis.” A negative futures basis exists when cash-settled Bitcoin futures contracts generally trade at a premium to the current market value of bitcoin. If a negative futures basis exists, the Fund’s investments in Bitcoin futures contracts will generally underperform a direct investment in Bitcoin, possibly substantially and for extended periods of time. There can also be no guarantee that there will be a correlation between price movements in bitcoin futures contracts and in the price of Bitcoin.

The underlying cash or spot markets for Bitcoin are generally not regulated by the Securities and Exchange Commission (“SEC”) or the Commodity Futures Trading Commission (“CFTC”). Underlying bitcoin markets may not be subject to registration, licensing or fitness requirements, audit trail or trade reporting rules, market integrity rules, wash sale, spoofing or other anti-fraud rules, disaster recovery or cybersecurity requirements, surveillance requirements, or anti-money laundering rules that are as stringent as those to which national securities exchanges and futures exchanges are subject. Because of these factors, Bitcoin markets may be more susceptible to fraud and manipulation, which could adversely affect the price of Bitcoin and thereby the Fund’s investment in bitcoin futures.

The use of Bitcoin futures contracts also involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets, and may be considered a speculative investment. Bitcoin futures contracts involve inherent leverage, and a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Fund incurs costs in connection with opening and closing futures contracts, and there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. For example, futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit (which may prevent the Fund from rebalancing its futures contracts on that day). The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. The Fund would remain obligated to meet collateral requirements until the position is closed.

When a Bitcoin futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Bitcoin futures contract with a later expiration date. This is commonly referred to as “rolling”. Historically, Bitcoin futures contracts with a longer term to expiration have been priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts are in contango, the Fund may sell the expiring Bitcoin futures at a lower price and buy a longer-dated Bitcoin futures at a higher price, resulting in a negative roll yield (i.e., a loss to the Fund). Bitcoin futures contracts roll on a monthly basis,

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

unlike many futures contracts that roll on a quarterly basis, which combined with the relatively small size of the Bitcoin futures market, may cause the Fund may experience significantly higher trading costs in connection with rolling its futures contracts than similar funds that invest in some other types of futures contracts.

In addition, Bitcoin futures contracts may experience high price volatility. Exchange-specified collateral requirements for Bitcoin futures contracts is substantially higher than for most other futures contracts, and may be set as a percentage of the value of the contract, which means that collateral requirements for long positions can increase if the price of the contract rises. In addition, futures commission merchants (“FCMs”) may require collateral beyond the exchange’s minimum requirement. If the Fund cannot obtain sufficient exposure through its FCMs, the Fund may not be able to achieve its investment objective.

The market for the Bitcoin futures contracts held by the Fund is still developing and may be subject to periods of illiquidity. During such times, it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. The Fund may experience losses, which could be significant, if it is not able to close out a futures position due to a lack of liquidity. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract.

The Fund’s use of Bitcoin futures contracts is subject to special tax rules, which could affect the amount, timing and character of distributions to shareholders.

When the Fund enters into Bitcoin futures transactions, it will be required to post collateral, or “initial margin,” to secure its payment obligations. As the Bitcoin futures contract is marked-to-market (that is, its value is adjusted to reflect changes in its market value), the Fund will be required to pay or will receive collateral, called “variation margin,” periodically during the term of the Bitcoin futures contract depending on changes in value of the contract. In connection with entering into Bitcoin futures transactions, the Fund (through its Subsidiary) will post collateral directly to an FCM, which will typically deposit all or a portion of that collateral to a clearinghouse. All Bitcoin futures contracts in which the Fund invests are effected by an FCM through a clearinghouse associated with the exchange on which the contracts are traded. The collateral maintained by these FCMs is not subject to the regulatory protections provided by bank custody arrangements commonly employed by investment companies. Collateral posted by the Fund to an FCM is exposed to the credit risk and fraud risk of that FCM. There is no limit on the amount of collateral that the Fund may be required to post directly to any particular FCM. As a result, at any time the Fund may have substantial credit exposure to one or more FCMs and clearinghouses.

In the event of the insolvency or liquidation of an FCM to whom the Fund has posted collateral, the Fund is likely to experience substantial delays in recovering its collateral,

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

or it may not be able to recover it at all. Any inability or unwillingness of an FCM to meet its obligation to return collateral to the Fund, including by reason of insolvency or liquidation, or any improper activity involving such FCM, would likely result in a substantial loss to the Fund. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The CEA requires an FCM to segregate all funds received from its customers with respect to cleared futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital.

Credit risk of market participants with respect to futures contracts is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted or what impact an insolvency of a clearinghouse would have on the financial system. In the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as collateral with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

Government regulation in the U.S. and various other jurisdictions of derivative instruments may restrict the Fund’s ability to engage in, or increase the cost to the Fund of futures transactions, for example, by making futures contracts no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. For example, the Fund’s investments in futures contracts will be treated as “derivatives” under Rule 18f-4. Pursuant to Rule 18f-4, the Trust has adopted and implemented a derivatives risk management program to govern a Fund’s use of derivatives, and a Fund’s derivatives exposure (including its use of futures contracts) will be limited through a VaR test. Rule 18f-4 may restrict a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

The NAV of the Fund includes, in part, any unrealized profits or losses on an open Bitcoin futures contract. The Fund’s investments may be fair valued. Due to the potential for trading halts with respect to Bitcoin futures contracts (including as a result of forks or the triggering of the futures exchange circuit breaker), as well as Bitcoin’s historically higher volatility relative to traditional asset classes, the likelihood of such a fair value determination may be higher in the case of the Fund than for similar funds that do not invest in Bitcoin futures contracts. The fair value of an investment determined by the Adviser may be different from other value determinations of the same investment.

Commodities Risk (Both Funds) — To the extent that the Funds gain exposure to the commodities markets, such exposure may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand.

Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Funds’ share value to fluctuate. Although investments in commodities have historically moved in different directions than traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.

Investing in the commodities markets though futures may subject a Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Convertible Securities Risk (Multi-Strategy Alternatives Fund) — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Counterparty Risk (Both Funds) — The stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the Adviser (and Wilshire and/or the applicable Underlying Managers with respect to FS Multi-Strategy Alternatives Fund) will monitor the creditworthiness of firms with which it will cause the Funds to enter into repurchase agreements, swap transactions, caps, floors, collars, over-the-counter derivatives or other similar arrangements. If there is a default by the counterparty to such a transaction, the Funds will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Funds being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Funds’ counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Funds may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Funds and their assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Funds, which could be material.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Credit/Default Risk (Both Funds) — An issuer or guarantor of fixed income securities or instruments held by the Funds (which issuer guarantor may have a low credit rating or no credit rating) may default on its obligation to pay interest and repay principal or default on any other obligation. A fixed income instrument may deteriorate in quality after it has been purchased by a Fund, and such a deterioration can occur rapidly. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of the fixed income instrument. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause a significant NAV decline. The Funds could also be delayed or hindered in their enforcement of rights against an issuer, guarantor, or counterparty.

Currency Risk (Both Funds) — To the extent consistent with their investment objectives and strategies, the Funds may invest in securities denominated in foreign currencies and much of the income received by such securities will be in foreign currencies. Changes in currency exchange rates may negatively impact the Funds’ returns. The value of the foreign currencies may be subject to a high degree of fluctuation due to changes in interest rates, the effects of the monetary policies of the United States, the governments issuing such foreign currencies and other foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, a Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Funds do not expect to hedge their currency risk. Moreover, the Funds may incur costs in connection with conversions between U.S. dollars and foreign currencies.

Custody Risk (Both Funds) — Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Derivatives Risk (Both Funds) — A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of financial instruments — such as futures contracts, options on securities, indexes and futures contracts, equity caps, collars and floors, and swap agreements and forward contracts, among other instruments — is a highly specialized activity that may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Financial instruments can be highly complex and may perform in ways unanticipated by the Adviser. Financial instruments may be highly volatile, and the Funds could lose more than the amount it invests in such financial instruments. Financial instruments may be difficult to value and highly illiquid, and the Funds may not be able

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to close out or sell a derivative position at a particular time or at an anticipated price. The Funds’ use of such financial instruments may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Funds will engage in derivative transactions to reduce exposure to other risks when that would be beneficial. Additionally, investments in such financial instruments may expose the Funds to currency risk or interest rate risk.

Financial instruments may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by the Funds as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. The Funds may also have one or more prime brokerage relationships, which further magnifies counterparty credit risk, as certain derivative transactions are likely to be concentrated among one or two counterparties, and therefore increase the Funds’ credit risk exposure to such counterparties.

Certain financial instruments, including OTC options, swaps and forward contracts, and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty.

Where no such counterparty is available for a desired transaction, the Funds will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Funds may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Funds would bear greater risk of default by the counterparties to such transactions.

The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Funds bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the financial instruments and possibly other losses to the Funds. The Funds will enter into transactions in financial instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

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U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. Additionally, regulation relating to the Funds’ use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Financial instruments used to hedge against an opposite position may offset losses, but they may also offset gains. In hedging transactions, there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Due to leverage, losses from a financial instrument may be greater than the amount invested in the financial instrument.

A partial list of the risks associated with certain types of derivatives that the Funds may use is set forth below:

Swap Agreements Generally. To the extent consistent with their investment objectives and strategies, the Funds may use swap agreements for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. The Funds may use swap agreements, among other financial instruments, to obtain exposure to Alternative Beta Strategies. Under a swap agreement, a Fund pays another party (a “swap counterparty”) an initial margin amount and an amount equal to any negative total returns from the stipulated underlying security or group of securities, or other investments representing an Alternative Beta Strategy. In exchange, the counterparty pays reference contract (for example, an underlying security or group of securities) to a Fund in an amount equal to any positive total returns from the stipulated underlying security or group of securities. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested in the stipulated reference asset. A Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated reference asset. A Fund’s NAV will reflect any amounts owed to the Fund by the swap counterparty (when a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when a swap agreement is, on a net basis, “out of the money”).

Swap Agreement Financing Charges and Transaction Costs. In connection with a swap agreement, the Funds may pay financing charges to the counterparty (based on the notional amount of long exposures), and transaction costs such as swap fees and entry and exit fees. Swap clearing parties generally require the Funds to deposit margin, which is associated with direct or implied financing

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costs. Swap transactions may also involve additional fees. These fees and other expenses will reduce investment returns and increase investment losses. The Funds may receive interest from the counterparty.

The Funds may re-set their swap agreements frequently, which will cause the Funds to realize ordinary income or short-term capital gains that, when distributed to their shareholders, will generally be taxable to them at ordinary income rates rather than at lower long-term capital gains rates.

Swap Agreement Risks. Swap Agreements are associated with the risks of financial instruments generally, including, without limitation, counterparty risk, leverage risk, liquidity risk and short position risk, among others. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. To the extent a swap is not centrally cleared, it is subject to the creditworthiness of the counterparty.

All or a portion of the short positions, as applicable, of the Funds may be obtained through swap agreements. When a Fund has short exposures, and the swap counterparty hedges its exposure by entering into a short sale, the Fund is subject to the risk that the beneficial owner of the securities sold short recalls the shares from the counterparty, which the beneficial owner may do at any time to vote the shares or for other reasons. If the beneficial owner recalls the shares before they are returned by the counterparty, and replacement shares cannot be found, the counterparty may force a Fund to close out the swap agreement at a time that may not be advantageous, which could adversely affect a Fund.

Futures Contracts Risks. To the extent consistent with their investment objectives and strategies, the Funds may enter into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery of underlying assets, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Funds may be disadvantaged if they are prohibited from executing a trade outside the daily permissible price movement.

Options Risks. To the extent consistent with their investment objectives and strategies, the Funds may purchase call or put options. In order for a long call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had a Fund bought the underlying security at the time of, and instead of, the call option. For a long put

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option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. When a Fund purchases a put option on a security it holds, it risks reducing any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If a Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If a Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If a Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

Equity Risk (Both Funds) — The prices of equity securities in which the Funds hold positions may rise and fall daily. A variety of factors can negatively impact the value of equity securities, including factors affecting individual companies, industries, securities markets or economies. Individual companies may report better or worse than expected results or be positively or negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may increase or decrease in response. In addition, the equity market tends to move in cycles, which may cause stock prices to rise or fall over short or extended periods of time.

Investments in American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments are generally subject to risks associated with equity securities and investments in non-U.S. securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Dividends relating to equity securities in which the Funds may invest may not be fixed, but may be declared at the discretion of a portfolio company’s board of directors. There is no guarantee that a company in which the Funds invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “Interest Rate Risk.” A Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. Investors should not assume that a Fund’s investments in these securities will necessarily reduce the volatility of a Fund’s NAV

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or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Event-Driven Trading Risk (Multi-Strategy Alternatives Fund) — To the extent consistent with their investment objectives and strategies, the Funds may engage in event-driven investing. Event-driven investing requires the relevant manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.

Exchange-Traded Product Risk (Both Funds) — To the extent consistent with their investment objectives and strategies, the Funds may invest in long (or short) positions in exchange-traded products (“ETPs”). Through its positions in ETPs, a Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETP could decrease (or increase). In addition, certain of the ETPs may hold common portfolio positions. By investing in an ETP, a Fund becomes a shareholder of that ETP. As a result, a Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the ETP, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Unlike mutual fund shares, ETPs trade on market exchanges, and a Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Certain ETFs may entail risks generally associated with actively managed investment products, including investment style risk. ETFs that seek to track an index or other benchmark may involve tracking risk. Tracking risk is the risk that a fund may not precisely replicate the results of an index or benchmark that it is intended to track. Deviations of this type may result from purchases or redemptions of fund shares, transaction costs, fund expenses and other factors.

Foreign Investments Risk (Both Funds) — Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity, political instability and less developed legal and accounting practices. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, with respect to such matters as insider trading rules, tender offer

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regulation, accounting standards or auditor oversight, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information.

For example, the Chinese government has taken positions that prevent the Public Company Accounting Oversight Board from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. In addition, investing in China involves certain heightened risks and considerations, including, among others: frequent trading suspensions and government interventions (including by nationalizing assets); currency exchange rate fluctuations or blockages; limits on using brokers and on foreign ownership; different financial reporting standards, as described above; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes and other trade limitations; custody and other risks associated with programs used to access Chinese securities; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities. Moreover, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Funds.

In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order (the “November 2020 Executive Order”) prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. In addition, on August 9, 2023, the President of the United States signed an executive order (the “August 2023 Executive Order” and, together with the November 2020 Executive Order, the “Executive Orders”) directing the U.S. Department of the Treasury (the “Treasury”) to promulgate regulations requiring notification of, or restricting, investments in China in certain categories of national security technologies. Concurrent with the August 2023 Executive Order, the Treasury issued an Advance Notice of Proposed Rulemaking which contemplates the possibility that the regulations adopted would not apply to investments made by collectively offered funds such as the Funds. These regulations have not yet been proposed or adopted by the Treasury and their scope and impact therefore are unclear, but if they were adopted in a way that applies to the Funds, the regulations could adversely affect the Fund’s ability to make certain outbound investments. The universe of securities affected by these and other restrictions can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser otherwise believes is attractive, a Fund may incur losses. Certain securities that are or become designated

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as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to a Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent a Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Foreign securities risk may include the following:

Political risk is the risk associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.

Economic risk is the risk associated with the general economic environment of a country. Economic risks can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

Repayment risk is the risk that country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

Emerging Markets Risk (Both Funds) — Investment in emerging markets subjects the Funds to a greater risk of loss than investments in a developed market. The Fund considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Funds’ investments in emerging market countries, which may be

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magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Funds. For these and other reasons, investments in emerging markets are often considered speculative.

The U.S. regulatory authorities may be limited in their ability to pursue bad actors, including instances of fraud in emerging markets. For example, in certain emerging markets, there are significant legal obstacles to obtaining information needed for investigations or litigation. Similar limitations apply to the pursuit of actions again individuals, including officers, who may have engaged in fraud or wrongdoing. In addition, local authorities often are constrained in their ability to assist U.S. authorities and overseas investors more generally. There are also legal or other obstacles to seeking access to funds in a foreign country.

Fixed Income Risk (Multi-Strategy Alternatives Fund) — The price of fixed income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from a Fund’s performance and its ability to maintain positive returns to the extent the Fund is exposed to such interest rates. To the extent a Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default. Loans and other direct indebtedness involve the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower.

Hedging Transactions Risk (Both Funds) — To the extent consistent with their investment objectives and strategies, the Funds may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Funds will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Funds engage in will be successful. Moreover, it may not be possible for the Funds to enter into a hedging transaction at a price sufficient to protect their assets. The Funds may not anticipate a particular risk so as to hedge against it.

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Highly Leveraged Transactions Risk (Both Funds) — The loans or other debt instruments in which the Funds invest may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Funds’ investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Funds’ portfolio managers to be a suitable investment for the Funds. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Infrastructure Companies Risk (Real Development Fund) — Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disaster. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of

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high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

Inflation-Indexed Securities Risk (Real Development Fund) — The values of inflation-indexed fixed income securities generally fluctuate in response to changes or expectations of changes in real interest rates (approximately nominal interest rates minus the inflation rate). Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase. In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease. Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation or lower level of inflation. If inflation is lower than expected during the period a Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by a Fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods.

Any increase in principal value caused by an increase in the index to which the inflation indexed securities is tied is treated as taxable income to the owner in the year the increase occurs, even though a Fund will not receive the adjusted principal amount until the bond matures. Thus, a Fund could be required to sell other securities to pay taxes on this income, including when it is not advantageous to do so.

TIPS, or Treasury Inflation-Protection Securities, are guaranteed as to principal and interest by the U.S. government. The interest rate at which the Treasury sells TIPS is established by an auction. Throughout the life of the security, that interest rate remains fixed, with interest paid semi-annually.

However, the principal amount of the bond fluctuates periodically in accordance with the Consumer Price Index for All Urban Consumers (“CPI-U”), and interest is determined based on the adjusted principal. There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

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Interest Rate Risk (Both Funds) — Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of loans and other fixed-income instruments tend to fall, and if interest rates fall, the values of loans and other fixed-income instruments tend to rise. Changes in the value of a fixed-income instrument held directly or indirectly by the Funds usually will not affect the amount of income the Funds receive from it but will generally affect the value of the Funds’ shares. In general, the longer the maturity or duration of a fixed income instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Funds’ performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of fixed-income instruments held by a Fund, resulting in a negative impact on the Fund’s performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in a Fund’s NAV. Any interest rate increases could cause the value of a Fund’s direct or indirect investments in fixed-income instruments to decrease. Rising interest rates may prompt redemptions from a Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Investment in Other Investment Companies Risk (Both Funds) — As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent consistent with their investment objectives and strategies, the Funds may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of a Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund.

Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of a fund’s investment at $1.00 per share. A prime money market mutual fund may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, a Fund may lose money on its investment in the prime money market mutual fund, or a Fund may not be able to redeem its investment in the prime money market mutual fund.

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Investment Style Risk (Both Funds) — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. At any given time, the Adviser (and the Underlying Managers with respect to Multi-Strategy Alternatives Fund) may be pursuing one of these styles that is yielding weaker performance than another style(s). The Funds employ various non-traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Risks also exist that the Adviser (and the Underlying Managers with respect to Multi-Strategy Alternatives Fund) may fail to fully adhere to stated or agreed-upon investment strategies and goals. The Adviser (and the Underlying Managers with respect to Multi-Strategy Alternatives Fund) may make certain changes to the strategies that were previously used, may not use such strategies at all, may use additional strategies or may lose a license permitting the use of a proprietary model. Such changes may not be fully disclosed to the Funds’ Board. As a result, the Funds’ portfolios could correlate with broader securities markets more closely than anticipated, or may otherwise fail to achieve desired performance. Alternative Beta Strategies seek to generate returns through exposure to portfolios of risky assets that are selected based on non-traditional criteria. These strategies may involve elevated risk insofar as they may not involve detailed, issuer-specific fundamental analysis. Alternative Beta Strategies may give the Funds exposure to individual issuers that face significant operational, financial, regulatory or other challenges.

Certain Alternative Beta Strategies involve exposure to special risks, which may include, without limitation:

Risks Associated with Strategies Based on Historical Trends. Certain Alternative Beta Strategies seek to benefit from the historical tendency of securities with certain characteristics to outperform others. For example, value premium strategies seek to benefit from the historical tendency of relatively cheap assets (as measured by price to earnings ratios, price to book ratios or other metrics) to outperform relatively expensive assets. However, this historical tendency has not persisted in all market environments, and there is no assurance that it will continue to exist in the future. A similar risk applies to any strategy that seeks to exploit a historical trend, including certain value strategies, curve strategies, trend- or momentum-based strategies, mean-reversion strategies, low beta strategies, and strategies seeking to capture size, value or quality premia.

Derivatives- and Fixed Income-Related Risks. Many Alternative Beta Strategies may make extensive use of derivatives investments. Certain carry and curve strategies may involve high direct or indirect exposure to interest rate risks and other risks related to fixed income investing. See “Counterparty Risk,” “Credit/Default Risk,” “Derivatives Risk” and “Interest Rate Risk” above.

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Momentum Risk. In general, “momentum” is the tendency of an investment to exhibit persistence in its relative performance. A momentum style of investing may emphasize investing in securities that have had better recent performance compared to other securities. Securities exhibiting marked recent outperformance may be more volatile than securities across the broader market, and momentum may be an indicator that a security’s price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. To the extent it has exposure to momentum strategies, a Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

Low Beta Risk. In general, beta is a measure of price volatility resulting from general market movements. There is a risk that the present and future beta of a security, relative to the relevant market index, will not be the same as it has historically been and thus that a Fund will not have exposure to low beta securities when it wishes to. In addition, low beta portfolios may be less volatile than the broader securities markets and, as a result, may trail the broader market during times of high market returns.

Size and Value-Related Risks. Alternative beta strategies seeking high exposure to value stocks and similar securities or securities of issuers in a particular size range involve risks associated with issuers with such valuation and size characteristics. Value stocks and similar securities are subject to the risk that they may not achieve full valuation within an acceptable time horizon. Value stocks and similar securities may be also associated with issuers that have recently experienced operational or financial difficulties, which may persist. Also see “Market Capitalization Risk” below.

Volatility Premium Risk. Strategies seeking to capture “volatility premium” may entail high levels of volatility risk, insofar as securities’ actual volatility may exceed the implied volatility associated with options sold to insure against losses arising from volatility in such securities. See “Volatility Risk” below.

Issuer Risk (Both Funds) — An issuer in which a Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters the spread of infectious illness (including epidemics and pandemics) or other events, conditions or factors.

Leverage Risk (Both Funds) — Leverage occurs when the Funds directly or indirectly increase their assets available for investment using borrowings, short sales, financial instruments, or similar instruments or techniques. The Funds may engage in direct borrowings from banks, and may enter into financial instruments, short sales, reverse repurchase agreements, and other transactions, all of which subject the Funds to leverage risk. The use of leverage may make any change in the Funds’ NAV greater

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than it otherwise would be and thus result in increased volatility of returns and the risk that the Funds will lose more than they have invested. The Funds’ assets that are used as collateral to secure short sales may decrease in value while the short positions are outstanding, which may force the Funds to use their other assets to increase the collateral. Leverage can also create interest or other transactional expenses that may lower the Funds’ overall returns. The use of leverage may cause the Funds to liquidate portfolio positions at disadvantageous times in order to satisfy their obligations or to meet any asset segregation or position coverage requirements. In addition, these transactions may expose a Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act and the rules thereunder. Rule 18f-4 under the 1940 Act requires, among other things, that a Fund either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. There is no guarantee that a leveraging strategy will be successful.

Reverse repurchase agreements, which may be viewed as a form of borrowing and thus subject the Funds to leverage risk, are agreements in which the Funds sell a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the additional risk that the market value of the security sold by a Fund may decline below the price at which the Fund must repurchase the security.

Liquidity Risk (Both Funds) — An illiquid investment is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines approved by the Board. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4.

Although the Funds will invest primarily in liquid, publicly traded securities, the Funds may make investments that trade in lower volumes or that otherwise may be illiquid. Also, the Funds may make investments that may become less liquid in response to market developments or adverse investor perceptions. Less liquid or illiquid investments may be difficult to value. An inability to sell one or more portfolio positions can adversely affect the Funds’ value or prevent the Funds from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Funds will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. Although the Funds

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retain the ability to meet redemption requests through in-kind exchanges, subject to certain conditions, the Funds may need to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, the Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity. Such sales may adversely affect a Fund’s NAV.

Loans and Other Direct Indebtedness Risk (Both Funds) — Loans and other direct indebtedness involve the risk that the Funds will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand. Substantial increases in interest rates may cause an increase in loan obligation defaults. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be illiquid, or lose all or substantially all of its value subsequent to investment.

Investments in loans may take the form of either loan participations or assignments of all or a portion of a loan from a third party. With respect to loan participations, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled from the lender selling the participations, but only upon receipt by the lender of the payments from the borrower. The Funds generally would have no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Funds would be exposed to the credit risk of both the borrower and the lender. Conversely, loan assignments result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

As the Funds may be required to rely upon another lending institution to collect and pass on to the Funds amounts payable with respect to the loan and to enforce the Funds’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Funds from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds. See “Senior Loan Risk” below.

Investments in loans may not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Investments in loans generally are subject to restrictions on transfer, and a Fund may be unable to sell its investment in a loan at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly,

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investments in loans may at times be illiquid. Investments in loans may be difficult to value and typically have extended settlement periods (generally greater than 7 days), which expose the Funds to the risk that the receipt of principal and interest payments may be delayed until the loan investment settles. Extended settlement periods during significant Fund redemption activity could potentially cause short-term liquidity demands within the Funds. In seeking to meet liquidity demands, the Funds could be forced to sell investments at unfavorable prices, or borrow money or effect short settlements when possible (at a cost to the Funds), in an effort to generate sufficient cash to pay redeeming shareholders. The Funds’ actions in this regard may not be successful.

Market Risk (Both Funds) — Investments in securities, in general, are subject to market risks, including increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment, that may cause their prices to fluctuate over time. The Funds’ investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their NAV, the shares may trade at a premium or discount. An investment in the Funds may lose money.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk) (Both Funds) — To the extent a Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and midcap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more greatly affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Model and Technology Risk (Both Funds) — The Adviser (and the Underlying Managers with respect to Multi-Strategy Alternatives Fund) and the Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed

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technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. Any such errors, imperfections or limitations in a model could affect the ability of the manager to implement strategies. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources. More specifically, as it is not possible or practicable for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions, quantitative managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions. All these factors may have a negative effect on a Fund. Errors are often extremely difficult to detect and some may go undetecte d for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. The Adviser (and an Underlying Manager with respect to FS Multi-Strategy Alternatives Fund) or an Alternative Beta Provider (and/or the licensor of the models or technology) may detect certain errors that it chooses, in its sole discretion, not to address or fix. By necessity, models make simplifying assumptions that limit their efficacy.

Models that appear to explain prior market data can fail to predict future market events. Moreover, an increasing number of market participants may rely on models that are similar to those used by a manager (or an affiliate of a manager), which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio investments, the Funds could suffer losses. Additionally, shareholders should be aware that there is no guarantee that a quantitative manager will use any specific data or type of data in generating forecasts or making trading decisions on behalf of the Funds, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Funds will be (i) the most accurate data available or (ii) free from errors.

Mortgage-Backed and Other Asset-Backed Securities Risk (Multi-Strategy Alternatives Fund) — Mortgage-related and other asset-backed securities are subject to certain risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, as borrowers tend to repay their mortgage obligations more slowly in such environments. As a result, mortgage-backed securities may become more sensitive to changes in interest rates. In a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. Small movements in interest rates may dramatically affect the value of certain mortgage and asset-backed securities. This is known as extension risk. In addition, adjustable and

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fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. To the extent consistent with their investment objectives and strategies, the Funds may invest in mortgage-backed securities issued by the U.S. government. (See “U.S. Government Securities Risk”.) To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Multi-Manager and Allocation Risk (Multi-Strategy Alternatives Fund) — Fund performance is dependent upon the success of the Adviser, Wilshire and the Underlying Managers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s decisions in allocating each Fund’s assets to Underlying Managers and Alternative Beta Providers and its selection and oversight of the Underlying Managers and Alternative Beta Providers. For the Multi-Strategy Alternatives Fund, the Adviser will rely primarily on the recommendations of Wilshire, which, despite its experience, may make recommendations that, if followed by the Adviser, result in poor performance. In addition, each Fund’s performance will depend on the Underlying Manager’s and the Alternative Beta Provider’s respective skill in executing the relevant strategy. There can be no assurance that the Adviser, Wilshire or the Underlying Managers or Alternative Beta Providers will be successful in this regard.

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For the Multi-Strategy Alternatives Fund, the investment strategies employed by the Underlying Managers may not be complementary, which could adversely affect the performance of the Fund. Underlying Managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that an Underlying Manager may purchase a security for the Fund at the same time that another Underlying Manager sells the same security, resulting in higher expenses without accomplishing any net investment result; or that several Underlying Managers purchase the same security at the same time, without aggregating their transactions, resulting in higher expenses. The risk of loss may be significant if an Underlying Manager employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

In addition, some Underlying Managers may have little experience managing assets for mutual funds, which, unlike hedge funds (with which the Underlying Managers are experienced), are subject to daily inflows and outflows of securities and cash and are subject to certain legal and tax-related restrictions on their investments and operations, including, for example, restrictions on illiquid investments and leverage. Accordingly, an Underlying Manager may not be able to achieve the level of returns for the Fund that the Underlying Manager would be able to achieve if it were managing the same strategy in a hedge fund or similar investment vehicle. Subject to the overall supervision of each Fund’s investment program by the Adviser, each Underlying Manager is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Municipal Securities Risk (Multi-Strategy Alternatives Fund) — Municipal securities, like other fixed-income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund’s holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a

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mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund’s securities.

Natural Resources Risk (Real Development Fund) — A Fund’s investments in natural resources issuers is susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The natural resources sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the natural resources sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; domestic and global competition, extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, natural resource sector companies are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other natural resources reserves may also affect the profitability of natural resources companies.

Additional risks associated with investments in companies operating in the energy sector (“Energy Companies”) include, but are not limited to, the following:

Commodity Pricing Risk. Energy companies may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. The financial performance of Energy Companies may be adversely affected if they, or the companies to which they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Supply and Demand Risk. Energy Companies may be impacted by the levels of supply and demand for energy commodities.

Environmental and Regulatory Risk. Energy Companies are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or

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are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

Acquisition Risk. An Energy Company’s ability to grow and, where applicable, increase distributions to its equity holders, may be highly dependent on its ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. In the event that Energy Companies are unable to make such acquisitions, their future growth and ability to raise distributions will be limited and their ability to repay their debt holders may be weakened.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of Energy Companies to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of Energy Companies as the yields on alternative investments increase.

Catastrophic Event Risk. Energy Companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of Energy Companies.

Non-Diversification Risk (Both Funds) — The Funds are classified as a “non-diversified” investment companies, which means that the percentage of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Funds’ investment portfolios may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Non-Investment Grade Fixed Income Securities Risk (Both Funds) — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-U.S. Government Securities Risk (Multi-Strategy Alternatives Fund) — Foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;

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(ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Operational and Cybersecurity Risk (Both Funds) — The Funds, their service providers, including the Adviser (and Wilshire and the Underlying Managers with respect to Multi-Strategy Alternatives Fund), and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Funds and their shareholders, despite the efforts of the Funds and their service providers to adopt technologies, processes and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Funds, their service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Funds, their service providers or other market participants, impacting the ability to conduct the Funds’ operations. Cyber-attacks, disruptions or failures that affect the Funds’ service providers or counterparties may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing Fund operations. For example, the Funds’ service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Funds’ NAVs and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject the Funds’ service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. While the Funds and their service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Funds’ service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Funds and their shareholders could be negatively impacted as a result of such costs. The Funds and the Adviser have limited ability to prevent or mitigate cyber security incidents

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affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Funds or the Adviser. Issuers of securities in which the Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. A Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Portfolio Turnover Risk (Both Funds) — The Funds may engage in short-term trading. This means that a Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser (or an Underlying Manager with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Opportunities Fund) believes that the sale is in the best interest of the Fund (for example, if the Adviser (or an Underlying Manager with respect to FS Multi-Strategy Alternatives Fund and FS Alternative Opportunities Fund) believes an alternative investment has greater growth potential). Short-term trading causes the Funds to have high portfolio turnover rates, which could, in turn, generate higher transaction costs (due to commissions or dealer mark-ups and other expenses), and reduce the Funds’ investment performance. In addition, a high level of short-term trading may increase the amount of taxable income recognized by shareholders of the Funds, may reduce the after tax returns of the shareholders, and, in particular, may generate short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock Risk (Multi-Strategy Alternatives Fund) — Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).

Prepayment Risk (Both Funds) — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Fund may have

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to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Real Estate-Related Investment Risk (Real Development Fund) — To the extent a Fund’s investments create exposure to the real estate industry, the Fund is subject to certain risks associated with real estate in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; limits on rents; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate industry companies are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REIT Risk (Both Funds) — Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Funds to effect sales at an advantageous time or without a substantial drop in price.

Regulatory Risk (Both Funds) — Legal, tax, and regulatory developments may adversely affect the Funds. The regulatory environment for the Funds is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Funds’ interpretation of the application of certain regulations, may adversely affect the ability of the Funds to pursue their investment strategies, their ability to obtain leverage and financing, and the value of investments held by the Funds. There has been an increase in

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Funds to trade in securities or commodities or the ability of the Funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Funds’ performance.

The Funds and the Adviser (and Wilshire and the Underlying Managers with respect to Multi-Strategy Alternatives Fund) may also be subject to regulation in jurisdictions in which they engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Funds. Shareholders should understand that the Funds’ business is dynamic and is expected to change over time. Therefore, the Funds may be subject to new or additional regulatory constraints in the future. This prospectus cannot address or anticipate every possible current or future regulation that may affect the Board, the Adviser (and Wilshire and the Underlying Managers with respect to Multi-Strategy Alternatives Fund), or the businesses of each. Such regulations may have a significant impact on shareholders or the operations of the Funds, including, without limitation, restricting the types of investments the Funds may make, preventing the Funds from exercising their voting rights with regard to certain financial instruments, requiring the Funds to disclose the identity of their investors or otherwise. The Board may, in its sole discretion, cause the Funds to be subject to such regulations if it believes that an investment or business activity is in the Funds’ interest, even if such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in the Funds.

Rule 144A and Other Exempted Securities Risk (Both Funds) — To the extent consistent with their investment objectives and strategies, the Funds may invest in private placements, subject to liquidity and other regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could affect adversely the marketability of such investments and the Funds might be unable to dispose of them promptly or at reasonable prices, subjecting the Funds to liquidity risk. The Funds may invest in or obtain exposure to private placements determined to be liquid as well as those determined to be illiquid. Even if determined to be liquid, the Funds’ direct or indirect holdings of private placements may become illiquid if eligible buyers are unable or unwilling to purchase them at a particular time. The Funds may also have to directly or indirectly bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the information (such as the Funds or an Alternative Beta Provider) to agree contractually to keep the information confidential, which could also adversely affect the Funds’ ability to dispose of the security.

Sector Risk (Real Development Fund) — Sector Risk is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances, cause the value of securities of all companies in a particular sector to decrease.

Technology Sector Risk. Investments in technology securities involve special risk considerations. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry, both domestically and internationally, may affect negatively the financial condition of technology companies, and a substantial investment in technology securities may subject the Fund to more volatile price movements than a more diversified portfolio of securities. In certain circumstances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent and new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition to the foregoing risks, technology companies operating in the health sciences and healthcare sector may be subject to product liability litigation. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation.

Senior Loan Risk (Both Funds) — “Senior Loans” hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and shareholders of the borrower. Senior Loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities (or “junk bonds”). However, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. The ability of the Funds to realize full value in the event of the need to sell a Senior Loan may be impaired by the lack of an active trading market for certain Senior Loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain Senior Loans, the market may

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Although Senior Loans in which the Funds will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Funds, such as invalidation of Senior Loans. See “Loans and Other Direct Indebtedness Risk” above.

Shareholder Concentration Risk (Real Development Fund) — A large percentage of the Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

Short Sales Risk (Both Funds) — To the extent consistent with their investment objectives and strategies, the Funds may engage in short sales. Selling securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of a Funds’ multi-asset approach, such a high degree of leverage necessarily entails a high degree of risk. In the event that a Fund utilizes leverage in its investment program, the Fund may be subject to claims by financial intermediaries that extended “margin” loans in respect of such managed account. The risks involved in the use of leverage are increased to the extent that a Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude a Fund from entering into short sales or otherwise taking short positions and could be advantageous to the Fund. A Fund may also incur expenses relating to short sales, such as dividend expense (paying the value of dividends to the person that loaned the security to the Fund so that the Fund could sell it short; this expense is typically, but not necessarily, substantially offset by market

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

value gains after the dividends are announced) and interest expense (the Fund may owe interest on its use of short sale proceeds to purchase other investments; a portion of this expense may, but is not necessarily, offset by stock lending rebates).

Structured Products and Structured Notes Risk (Both Funds) — Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors”. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or London Interbank Offered Rate (“LIBOR”)), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, a Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

Subsidiary Risk (Both Funds) — The Funds may make investments through wholly-owned Subsidiaries organized under the laws of the Cayman Islands. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by a Subsidiary are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by a Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of a Subsidiary will be achieved.

The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the 1940 Act. However, the Adviser complies with the provisions of the 1940 Act relating to investment advisory contracts with respect to the Subsidiaries, and each Fund wholly owns and controls its Subsidiaries, making it unlikely that a Subsidiary will take action contrary to the interests of a Fund and its shareholders. The Funds also comply with Section 8 and 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with their Subsidiaries. The Subsidiaries also comply with Section 17 of the 1940 Act relating to affiliated transactions and custody. The Board has oversight responsibility for the investment activities of the Funds, including their investments in the Subsidiaries, and the Funds’ role as sole shareholder of the Subsidiaries. The Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiaries to operate as described in this Prospectus and in the Statement of Additional Information and could adversely affect the Funds. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on a Subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk (Both Funds) — To qualify as a RIC within the meaning of Subchapter M of the Code, the Funds must, among other things, derive at least 90% of their gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Code. With respect to the Real Development Fund, although qualifying income does not include income derived directly from commodities, the Real Development Fund’s investments in Bitcoin related instruments directly or indirectly through Subsidiaries is expected to provide the Real Development Fund with exposure to Bitcoin within the limitations of the federal income tax requirements of Subchapter M of the Code. Neither the Real Development Fund nor a Subsidiary will invest in Bitcoin directly.

There is a risk that the IRS could assert that the income derived from a Fund’s investment in a Subsidiary or in certain commodity linked structured notes will not be considered qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. In 2006, the IRS published a ruling that income realized from swaps with respect to a commodities index would not be qualifying income. In a number of private letter rulings issued from 2006 through 2011, the IRS ruled that the income of such a foreign subsidiary would be qualified income each year even if it is not actually distributed to the RIC each year, but in 2011 the IRS suspended the issuance of such rulings. In addition, during 2006 through 2011, the IRS had also issued private letter rulings to RICs concluding that income derived from their investment in certain commodity-linked structured notes would constitute qualifying income to the fund. In 2011, the IRS indicated that the granting of these types of private letter rulings was suspended, pending further internal review of the subject. In 2016, the IRS announced that it would not issue any such rulings in the future, and it revoked the previously issued rulings. The U.S. Department of Treasury and the IRS issued final regulations that provide that where distributions are received from a foreign corporate subsidiary, amounts included in gross income pursuant to the subpart F income rules (income earned from certain foreign corporate subsidiaries) are treated as dividends and therefore qualifying income. In addition, these regulations provide that subpart F income that is included in a Fund’s gross income by virtue of its investment in a Subsidiary is qualifying income to the extent derived with respect to the Fund’s business of investing stock, securities or currencies. If the Funds were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Funds would be subject to diminished returns.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

In order to qualify as a RIC under the Code, the Funds must meet certain requirements regarding the source of their income, the diversification of their assets, and the distribution of their income. The Funds’ ability to pursue their investment strategies may therefore be limited by the Funds’ intention to qualify as RICs under the Code, and may bear adversely on their ability to so qualify. If a Fund were to fail to qualify as a RIC, the Fund would be subject to federal income tax on its net income at regular corporate rates (currently 21%) without reduction for distributions to shareholders. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to a Fund’s current and accumulated earnings and profits (as calculated for federal income tax purposes). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

Income from certain derivatives, including certain commodity-linked instruments, is not or may be determined not to be “qualifying income” for purposes of Subchapter M of the Code. If a Fund were to earn non-qualifying income from any source including commodity-linked instruments in excess of 10% of its gross income for any taxable year, it would fail to qualify as a RIC for that year, unless the Fund were eligible to cure, and cured, such failure by paying a fund-level tax equal to the full amount of such excess. The tax treatment of investing in certain derivatives, including certain commodity-linked instruments, and in a Subsidiary is currently unclear in certain respects and may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the IRS, which legislation, Treasury Regulations, and/or guidance may have retroactive effect.

U.S. Government Securities Risk (Both Funds) — The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Department of the Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Department of the Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Unregistered Fund Risk (Both Funds) — Unlike the Fund, unregistered funds are not subject to the investor protections provided under the 1940 Act. Accordingly, (i) the relationship between the unregistered fund and its adviser will not be regulated by the 1940 Act; (ii) unregistered funds are not required to have a majority of disinterested directors; (iii) unregistered funds are not subject to the various custody and safekeeping provisions under the 1940 Act designed to protect fund assets; and (iv) unregistered funds are not subject to the various investment limitations under the 1940 Act. The Fund’s performance is subject to the risks associated with the securities and other investments held by an unregistered fund in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of an unregistered fund to achieve its investment objectives. When the Fund invests in an unregistered fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the unregistered fund’s expenses.

As part of the Fund’s investments in unregistered funds, the Fund may invest in limited partnership interests. There may be fewer protections afforded to investors in a limited partnership than investors in a corporation. In addition, limited partnerships may be subject to state taxation in certain jurisdictions which may reduce the amount of income paid by the limited partnership to its investors. In addition, investments in limited partnerships may be illiquid and may not have daily pricing information available for their investors, which will require a Fund to employ fair value procedures to value its holdings in such investments.

Valuation Risk (Both Funds) — Many factors may influence the price at which the Funds could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the Funds’ last valuation, and such differences could be significant, particularly for assets or other investments (such as ETFs that provide exposure to Bitcoin and Bitcoin futures contracts with respect to the Real Development Fund), that are illiquid or trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Funds may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before a Fund determines its NAV.

Volatility Risk (Both Funds) — A Fund may have investments, including but not limited to ETFs that provide exposure to Bitcoin and Bitcoin futures contracts with respect to the Real Development Fund, that appreciate or decrease significantly in value over short periods of time. This may cause a Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

Warrants and Rights Risk (Both Funds) — Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

11. Concentration of Shareholders:

At December 31, 2024, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Multi-Strategy Alternatives
Class A	1	67%
Class I	3	56%
Real Development
Class A	3	100%
Class I	1	35%

12. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13. Recent Accounting Pronouncement:

In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management of each Fund’s Adviser acts as each Fund’s CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of each Fund as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with each Fund’s single

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

investment objective which is executed by each Fund’s portfolio managers. The financial information in the form of each Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within each Fund’s financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations.

14. Subsequent Events:

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraphs) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FS Multi-Strategy Alternatives Fund and FS Chiron Real Development Fund and the Board of Trustees of The Advisors’ Inner Circle Fund III

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of FS Multi-Strategy Alternatives Fund and FS Chiron Real Development Fund (collectively referred to as the “Funds”), (two of the funds constituting The Advisors’ Inner Circle Fund III (the “Trust”)) , including the consolidated schedules of investments, as of December 31, 2024, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of each of the Funds (two of the funds constituting The Advisors’ Inner Circle Fund III) at December 31, 2024, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended and their consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024

correspondence with the custodians, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania

February 28, 2025

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have a December 31, 2024 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the year ended December 31, 2024, the Funds are designating the following items with regard to distributions paid during the year:

Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)	Qualifying Business Income (6)
Multi-Strategy Alternatives
0.00%	12.74%	87.26%	100.00%	0.38%	0.38%	0.00%	0.00%	100.00%	0.00%
Real Development
0.00%	4.59%	95.41%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024 (Unaudited)

OTHER INFORMATION - FORM N-CSR ITEMS 8-11

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included within the Statement(s) of Operations of the financial statements filed under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

FS Multi-Strategy Alternatives Fund

FS Chiron Real Development Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory, co-advisory and sub-advisory agreements (the “Agreements”) must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 11–12, 2024 to decide whether to renew the following Agreements for additional one-year terms:

●	the advisory agreement between FS Fund Advisor, LLC (the “Adviser”) and the Trust, on behalf of the Funds;

●	the co-advisory agreement between the Adviser and Chiron Investment Management, LLC (the “Co-Adviser”) on behalf of the FS Chiron Real Development Fund; and

●	the sub-advisory agreements between the Adviser and the following sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”),

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024 (Unaudited)

pursuant to which the Sub-Advisers serve as investment sub-advisers to the FS Multi-Strategy Alternatives Fund:

°    Wilshire Advisors LLC

°    MidOcean Credit Fund Management, L.P.

°    Mariner Investment Group, LLC

°    Waterfall Asset Management, LLC

In preparation for the meeting, the Trustees requested that the Adviser, the Co-Adviser and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, the Co-Adviser and the Sub-Advisers, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Co-Adviser, the Sub-Advisers and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Co-Adviser, the Sub-Advisers and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ services; (ii) the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ investment management personnel; (iii) the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ operations and financial condition; (iv) the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser, the Co-Adviser and the Sub-Advisers and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser, the Co-Adviser, the Sub-Advisers and their affiliates; (vii) the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ potential economies of scale; (viii) the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, the Co-Adviser and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024 (Unaudited)

and met in executive sessions outside the presence of Fund management, the Adviser, the Co-Adviser and the Sub-Advisers.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Co-Adviser, the Sub-Advisers and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser, the Co-Adviser and the Sub-Advisers; (ii) the investment performance of the Funds and the Adviser, the Co-Adviser and the Sub-Advisers; (iii) the costs of the services provided and profits realized by the Adviser, the Co-Adviser and the Sub-Advisers from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser, the Co-Adviser and the Sub-Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser, the Co-Adviser and the Sub-Advisers; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser, the Co-Adviser and the Sub-Advisers

In considering the nature, extent and quality of the services provided by the Adviser, the Co-Adviser and the Sub-Advisers, the Board reviewed the portfolio management services provided by the Adviser, the Co-Adviser and the Sub-Advisers to the Funds, including the quality and continuity of the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ portfolio management personnel, the resources of the Adviser, the Co-Adviser and the Sub-Advisers, and the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Co-Adviser and the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Adviser, the Co-Adviser and the Sub-Advisers were available to the Board, as were the responses of the Adviser, the Co-Adviser and the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser, the Co-Adviser and the Sub-Advisers to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser, the Co-Adviser and the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature,

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024 (Unaudited)

extent and quality of the services provided to the Funds by the Adviser, the Co-Adviser and the Sub-Advisers were sufficient to support renewal of the Agreements.

Investment Performance of the Funds, the Adviser, the Co-Adviser and the Sub-Advisers

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser, the Co-Adviser and the Sub-Advisers provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser, the Co-Adviser and the Sub-Advisers in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser, the Co-Adviser and the Sub-Advisers had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Co-Adviser and the Sub-Advisers, as well as the fees payable by the Adviser to the Co-Adviser and the Sub-Advisers, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser, the Co-Adviser and the Sub-Advisers. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees also considered that the Adviser, not the Funds, paid the Co-Adviser and the Sub-Advisers pursuant to the co-advisory and sub-advisory agreements and that the fees payable to the Co-Adviser and the Sub-Advisers reflected arms-length negotiations between the Adviser, the Co-Adviser and the Sub-Advisers. The Trustees evaluated both the fee under the co-advisory and sub-advisory agreements and the portion of the fee under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser, the Co-Adviser and the Sub-Advisers.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser, the Co-Adviser and the Sub-Advisers from their relationships with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser, the Co-Adviser and the Sub-Advisers and their affiliates. The Trustees considered how the

THE ADVISORS’ INNER CIRCLE FUND III	FS INVESTMENTS DECEMBER 31, 2024 (Unaudited)

Adviser’s, the Co-Adviser’s and the Sub-Advisers’ profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser, the Co-Adviser and the Sub-Advisers with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s, the Co-Adviser’s and the Sub-Advisers’ views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser, the Co-Adviser and the Sub-Advisers with respect to economies of scale.

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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FS Investments

P.O. Box 588

Portland, ME 04112

1-877-924-4766

Adviser:

FS Fund Advisor, LLC

201 Rouse Boulevard

Philadelphia, PA 19112

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

CHI-AR-002-0300

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included under Item 7.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b)       There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)       Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: March 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: March 10, 2025

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer
Date: March 10, 2025